UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street

Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Reports to Shareholders are attached herewith.

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus

Trustee

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

Christopher J. Towle*

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Chairman of the Board

Robert H. Gordon

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Chief Legal Officer &

Assistant Vice President

Michael R. Shoemaker

Chief Compliance Officer &

Assistant Vice President

William H. Wallace, III

Secretary

Michael P. Kailus

Assistant Secretary & Anti-Money

Laundering Compliance Officer

Christine Mason

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator & Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

* Effective January 1, 2016

Annual Report to Shareholders

December 31, 2015

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus Frontier Emerging Markets Fund

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds’ prospectus.

Annual Report to Shareholders

December 31, 2015

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in global companies that are currently demonstrating rapid growth in their sales and earnings and which, in its judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to ensure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the international Funds’ share prices are expected to be more volatile than those of the U.S.-only Funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus Frontier Emerging Markets Fund

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) returned -10.49% for the year ended December 31, 2015. The Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), returned -14.60% for the year, while the MSCI Emerging Markets Growth Index returned -11.12%.

This past year investors struggled through heightened volatility, a global economic growth slowdown, particularly in China and other emerging markets, a troubled and deflationary Europe, and dramatically lower crude oil and overall commodity prices. For emerging markets, it was one of the worst years for the asset class as a whole since the 2008 global financial crisis. China’s slowing demand for commodities, along with the fall in crude oil prices, led to lower commodity prices and general macroeconomic concern regarding global growth.

Over the course of 2015, security selection within the financials and information technology sectors contributed to the Fund’s returns versus the Benchmark. From a country perspective, holdings in China and Taiwan made key contributions to performance versus the Benchmark in the past year.

Tencent Holdings, Ltd. (Ticker: 700 HK) made a notable contribution to the Fund’s returns for the year. The China-based company is the country’s largest provider of Internet, telecommunications and mobile services. Robust ad revenue was the key to Tencent’s growth and strong results in 2015, providing a substantial portion of overall revenue. Additionally, the company’s new mobile game strategy seems to have generated a reacceleration in that segment of the business, positioning it well for the coming year.

HDFC Bank, Ltd. (Ticker: HDFCB IN) was a significant contributor to the Fund’s return. The company is engaged in providing a range of corporate banking and financial services. Strong balance sheet growth and increases in non-interest income drove results in 2015. As the year progressed, solid quarterly earnings and continued improvement in operating efficiency increasingly made the stock attractive to investors.

During 2015, stock selection within the energy and consumer staples sectors detracted from the Fund’s returns versus the Benchmark. At the country level, holdings in South Korea and Russia detracted from Fund performance versus the Benchmark.

Fund holding Lukoil PJSC (Ticker: LKOD LI) was a large detractor from returns. Lukoil is a Russia-based oil and gas company primarily engaged in the exploration and production of oil, gas and related products. Although the company announced positive revenue and earnings results throughout the year, free cash flow issues plagued Lukoil, including a dip into negative territory mid-year. These low capital levels were made worse by dramatic drops in the price of oil.

A significant detractor from the Fund’s return for the year was SK Hynix Inc. (Ticker: 000660 KS). The South Korea-based company develops and manufactures memory and non-memory semiconductors. After the company posted lackluster results in the second quarter of 2015, its share price began a negative trajectory that continued throughout the rest of the year. Prices for its products remain low while the company also engaged in wage hikes during the year.

We believe 2016 will see a continuation of the elevated volatility and return dispersion that materialized last year. Evolution of Federal Reserve monetary policy, and accordingly the US dollar, will likely be a key factor. Despite the challenging environment for emerging markets as a whole, we continue to find companies with differentiated business models, idiosyncratic fundamental drivers and structural growth potential. In terms of the asset class as a whole, with valuations relative to the rest of the world at decade lows, we see the relative valuation case for emerging markets beginning to strengthen. What is needed to further bolster the case for emerging markets is stabilization in growth rates and improvement in return on invested capital.

We thank you for your interest in the Driehaus Emerging Markets Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Howard Schwab	Chad Cleaver	Rich Thies
Lead Portfolio Manager	Co-Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/15	1 Year	3 Years	5 Years	10 Years	Since Inception (12/31/97 - 12/31/15)
Driehaus Emerging Markets Growth Fund (DREGX)[1]	–10.49%	–2.85%	–1.42%	6.01%	11.14%
MSCI Emerging Markets Index[2]	–14.60%	–6.42%	–4.47%	3.95%	6.46%
MSCI Emerging Markets Growth Index[3]	–11.12%	–3.86%	–2.70%	4.01%	6.11%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization-weighted index designed to measure equity market performance in 23 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Growth Index (MSCI Emerging Markets Growth Index) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 93.9%
FAR EAST — 61.8%
China — 23.3%
58.com, Inc. — ADR**	104,690	$6,905,352
AIA Group, Ltd.	4,330,487	26,038,628
Anta Sports Products, Ltd.	1,315,311	3,614,960
China Construction Bank Corp. — H	36,152,402	24,770,067
China Life Insurance Co., Ltd. — H	2,941,618	9,508,007
China Mobile, Ltd.	2,416,115	27,278,542
China Overseas Land & Investment, Ltd.	3,140,412	11,021,762
CNOOC, Ltd.	6,745,611	7,024,094
CSPC Pharmaceutical Group, Ltd.	5,560,854	5,682,797
Ctrip.com International, Ltd. — ADR**	186,298	8,631,186
JD.com, Inc. — ADR**	446,617	14,410,098
Kweichow Moutai Co. Ltd. — A	847,734	28,484,520
NetEase, Inc. — ADR	38,140	6,912,494
Ping An Insurance Group Co. of China, Ltd. — H	3,820,365	21,196,727
Sands China, Ltd.	7,104,215	24,337,509
Techtronic Industries Co., Ltd.	2,751,141	11,217,483
Tencent Holdings, Ltd.	3,037,997	59,779,555
Xinyi Solar Holdings, Ltd.	6,879,519	2,813,927
Zhengzhou Yutong Bus Co., Ltd. — A	3,278,153	11,353,588
Zhuzhou CSR Times Electric Co., Ltd. — H	1,180,236	6,860,553

		317,841,849

India — 11.9%
Axis Bank, Ltd.	954,288	6,478,160
Britannia Industries, Ltd.	105,950	4,750,564
HDFC Bank, Ltd. — ADR	838,277	51,637,863
Infosys, Ltd. — SP ADR	902,888	15,123,374
ITC, Ltd.	2,422,629	12,003,972
LIC Housing Finance, Ltd.	1,612,137	12,429,218
Marksans Pharma, Ltd.	2,692,951	4,261,910
Strides Shasun, Ltd.	338,853	6,604,064
Sun Pharmaceutical Industries, Ltd.	875,278	10,850,966
Suzlon Energy, Ltd.**	32,592,139	10,271,835
Tata Motors, Ltd. — SP ADR**	344,011	10,138,004
Ultratech Cement, Ltd.	161,199	6,775,201
Zee Entertainment Enterprises, Ltd.	1,733,870	11,459,759

		162,784,890

	Number of Shares	Value (Note A)
South Korea — 11.6%
Amorepacific Corp.	62,687	$22,160,046
CJ CGV Co., Ltd.	58,806	6,319,181
Cosmax, Inc.	67,956	10,663,856
Hyundai Development Co. — Engineering & Construction	79,987	2,646,792
Kangwon Land, Inc.	298,572	9,777,975
KEPCO Plant Service & Engineering Co., Ltd.	75,834	5,756,024
Kia Motors Corp.	235,271	10,554,138
Korea Electric Power Corp.	239,176	10,198,968
Korea Investment Holdings Co., Ltd.	116,421	4,919,757
Macquarie Korea Infrastructure Fund	1,000,069	6,848,795
Samsung Electronics Co., Ltd.	32,052	34,442,472
Samsung Electronics Co., Ltd. — Pref.	24,344	22,650,893
Samsung Fire & Marine Insurance Co., Ltd.	41,084	10,774,236

		157,713,133

Taiwan — 7.6%
Delta Electronics, Inc.	1,415,663	6,701,848
E.Sun Financial Holding Co., Ltd.	21,717,428	12,661,392
Ennoconn Corp.	639,455	7,241,978
Far EasTone Telecommunications Co., Ltd.	4,348,248	8,948,810
Hon Hai Precision Industry Co., Ltd.	4,207,172	10,349,179
Land Mark Optoelectronics Corp.	243,084	3,641,043
Largan Precision Co., Ltd.	56,210	3,884,577
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	2,172,562	49,425,786

		102,854,613

Indonesia — 3.0%
PT Bank Central Asia Tbk	12,393,628	11,957,581
PT Telekomunikasi Indonesia Persero Tbk	129,074,271	29,073,312

		41,030,893

Thailand — 1.8%
CP ALL PCL — NVDR	16,174,052	17,641,560
Siam Cement PCL — NVDR	549,466	7,023,881

		24,665,441

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (Note A)
Singapore — 1.2%
Avago Technologies, Ltd.	115,084	$16,704,443
Malaysia — 1.1%
IHH Healthcare BHD	9,481,467	14,530,815
Philippines — 0.3%
Universal Robina Corp.	1,050,712	4,153,277

Total FAR EAST		842,279,354

NORTH AMERICA — 14.7%
Mexico — 7.8%
Alfa SAB de CV	6,775,787	13,418,295
Alsea SAB de CV	4,165,646	14,499,817
Fibra Uno Administracion SA de CV — REIT	6,302,171	13,891,872
Fomento Economico Mexicano SAB de CV — SP ADR	107,241	9,903,706
Gruma SAB de CV — B	756,654	10,645,708
Grupo Financiero Banorte SAB de CV — O	3,831,658	21,076,398
Grupo Televisa SAB — SP ADR	488,360	13,288,276
Promotora y Operadora de Infraestructura SAB de CV**	767,108	9,031,974

		105,756,046

United States — 6.9%
Cognizant Technology Solutions Corp. — A**	141,100	8,468,822
Eli Lilly & Co.	79,195	6,672,971
Facebook, Inc. — A**	190,672	19,955,732
Newmont Mining Corp.	462,851	8,326,689
NIKE, Inc. — B	53,270	3,329,375
Philip Morris International, Inc.	295,338	25,963,164
Schlumberger, Ltd.	194,778	13,585,766
Visa, Inc. — A	100,544	7,797,187

		94,099,706

Total NORTH AMERICA		199,855,752

EUROPE — 9.5%
Russia — 2.8%
Lukoil PJSC — SP ADR	446,101	14,364,452
Moscow Exchange MICEX- RTS PJSC	5,158,867	6,459,184
Sberbank PAO — SP ADR	2,044,725	12,022,983
Yandex NV — A**	355,898	5,594,717

		38,441,336

Turkey — 1.6%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,875,482	10,848,780
TAV Havalimanlari Holding AS	901,879	5,625,147
Tofas Turk Otomobil Fabrikasi AS	771,459	5,012,738

		21,486,665

	Number of Shares	Value (Note A)
Austria — 1.5%
Erste Group Bank AG**	648,952	$20,388,844
Norway — 1.0%
Marine Harvest ASA	990,912	13,388,812
Netherlands — 0.9%
Heineken NV	81,087	6,941,351
Steinhoff International Holdings NV — H	1,091,707	5,542,187

		12,483,538

Hungary — 0.8%
OTP Bank PLC	525,319	10,861,171
Czech Republic — 0.7%
Komercni Banka AS	46,400	9,237,266
Poland — 0.2%
Eurocash SA	232,695	2,877,062

Total EUROPE		129,164,694

SOUTH AMERICA — 5.1%
Brazil — 4.2%
Ambev SA — ADR	3,412,123	15,218,069
BB Seguridade Participacoes SA	958,700	5,895,778
CETIP SA	589,099	5,583,877
Itau Unibanco Holding SA — PREF ADR	1,548,789	10,082,616
Tractebel Energia SA	1,648,757	13,956,871
Ultrapar Participacoes SA	405,105	6,189,851

		56,927,062

Chile — 0.7%
Banco Santander Chile — ADR	558,380	9,849,823
Argentina — 0.2%
Banco Macro SA — ADR**	34,218	1,988,750
Pampa Energia SA — SP ADR**	41,830	859,607

		2,848,357

Total SOUTH AMERICA		69,625,242

AFRICA — 2.0%
South Africa — 1.5%
FirstRand, Ltd.	4,870,358	13,343,490
Sasol, Ltd. — ADR	291,009	7,804,861

		21,148,351

Egypt — 0.5%
Commercial International Bank Egypt SAE	1,271,321	6,184,458

Total AFRICA		27,332,809

MIDDLE EAST — 0.8%
United Arab Emirates — 0.5%
Abu Dhabi Commercial Bank PJSC	3,768,227	6,760,854

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (Note A)
Jordan — 0.3%
Hikma Pharmaceuticals PLC	128,896	$4,372,351

Total MIDDLE EAST		11,133,205

Total EQUITY SECURITIES (Cost $1,254,812,610)		1,279,391,056

TOTAL INVESTMENTS (COST $1,254,812,610)	93.9%	$1,279,391,056
Other Assets In Excess Of Liabilities	6.1%	83,029,959

Net Assets	100.0%	$1,362,421,015

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$1,268,630,582

Gross Appreciation	$104,544,410
Gross Depreciation	(93,783,936)

Net Appreciation	$10,760,474

**	Non-income producing security

ADR — American Depository Receipt

NVDR — Non-Voting Depository Receipt

PREF ADR — Preferred American Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Asia/Far East Ex-Japan	61.8%
North America	14.7%
Eastern Europe	6.1%
South America	5.1%
Western Europe	3.4%
Africa	2.0%
Middle East	0.8%

Top Ten Holdings*

Tencent Holdings, Ltd.	4.4%
HDFC Bank, Ltd. — ADR	3.8%
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	3.6%
Samsung Electronics Co., Ltd.	2.5%
PT Telekomunikasi Indonesia Persero Tbk	2.1%
Kweichow Moutai Co. Ltd. — A	2.1%
China Mobile, Ltd.	2.0%
AIA Group, Ltd.	1.9%
Philip Morris International, Inc.	1.9%
China Construction Bank Corp. — H	1.8%

*	All percentages are stated as a percent of net assets at December 31, 2015.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2015

Industry	Percent of Net Assets
Aerospace & Defense	0.8%
Automobiles	1.9%
Beverages	4.4%
Capital Markets	1.3%
Commercial Banks	15.9%
Commercial Services & Supplies	0.4%
Computers & Peripherals	0.5%
Construction & Engineering	0.9%
Construction Materials	1.0%
Diversified Financial Services	1.5%
Diversified Telecommunication Services	2.1%
Electric Utilities	0.8%
Electrical Equipment	1.3%
Electronic Equipment, Instruments & Components	1.5%
Energy Equipment & Services	1.0%
Food & Staples Retailing	1.5%
Food Products	2.4%
Health Care Providers & Services	1.1%
Hotels, Restaurants & Leisure	3.6%
Household Durables	1.2%

Industry	Percent of Net Assets
Independent Power Producers & Energy Traders	1.0%
Industrial Conglomerates	1.0%
Insurance	5.4%
Internet & Catalog Retail	1.7%
Internet Software & Services	7.3%
Information Technology Services	2.3%
Machinery	0.8%
Media	2.3%
Metals & Mining	0.6%
Oil, Gas & Consumable Fuels	2.6%
Personal Products	2.4%
Pharmaceuticals	2.8%
Real Estate Investment Trusts	1.0%
Real Estate Management & Development	0.8%
Semiconductors & Semiconductor Equipment	9.5%
Textiles, Apparel & Luxury Goods	0.5%
Thrifts & Mortgage Finance	0.9%
Tobacco	2.8%
Transportation Infrastructure	0.4%
Wireless Telecommunication Services	2.7%
Other Assets in Excess of Liabilities	6.1%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) returned -10.22% for the year ended December 31, 2015. This return underperformed the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index (“Benchmark”), which returned -6.57% for the same period. The Fund outperformed its secondary benchmark, the MSCI Emerging Markets Index, which returned -14.60% for the same period.

This past year investors struggled through heightened volatility, a global economic growth slowdown, particularly in China and other emerging markets, a troubled and deflationary Europe, and dramatically lower crude oil and overall commodity prices. For emerging markets, it was one of the worst years for the asset class as a whole since the 2008 global financial crisis. China’s slowing demand for commodities, along with the fall in crude oil prices, led to lower commodity prices and general macroeconomic concern regarding global growth.

For 2015, at the sector level, key contributions to performance versus the Benchmark came from security selection within the consumer discretionary and utilities sectors. In addition, stock selection in Taiwan contributed positively to the Fund’s performance versus the Benchmark. An underweight allocation to South Africa also made a significant contribution to performance versus the Benchmark during the year.

Tung Thih Electronic Co., Ltd. (Ticker: 3552 TT) was the most significant contributor to returns for 2015. The Taiwan-based company manufactures and distributes electronic products and components for automobiles. Its share price has been steadily increasing since 2014 with multiple revenue growth drivers. In particular, a seven-year contract for parking sensors and warning systems from GM began in late 2014 and has contributed significantly to the company’s positive performance. Additionally, sales to Chinese automakers provide the company with diversified revenue sources.

CJ CGV Co., Ltd. (Ticker: 079160 KS) made a notable contribution to the Fund’s relative and absolute returns for the year. The Korea-based company operates multiplex movie theatres throughout Korea as well as in China, Vietnam and the United States. Throughout the year, the company’s share price rose on continued positive quarterly results and revenue gains. In Korea, the increase of young moviegoers and directly managed movie theatres contributed positively to performance. However, the big story for the year was the company’s expansion into China. Costs from the expansion were offset by impressive box office earnings, which are expected to increase.

Certain areas detracted from Fund performance during the year. Two sectors that detracted from the performance of the Fund versus the Benchmark were health care and consumer staples. Holdings in South Korea and Brazil also detracted from Fund performance versus the Benchmark.

Naturalendo Tech Co., Ltd. (Ticker: 168330 KS) was a significant detractor from relative performance for the year. The Korea-based company engages in the research, development and manufacture of hormone-based biotechnology products. The company’s share price declined significantly after news was released that the Korea Consumer Agency found the company’s EstroG products tainted with a hazardous herb. The negative effect on the share price was immediate.

Banco Estado do Rio Grande do Sul (Ticker: BRSR6 BZ) was a significant detractor from Fund performance for the year. The Brazil-based company provides a variety of banking services in Brazil. Its share price began to decline at the end of 2014 and continued its downward trajectory through most of 2015, moving in concert with the floundering Brazilian economy. Additionally, the share price fell mid-year as the company raised estimates for its loan-loss provisions. Loan book growth and average borrowing rates also came in below expectations.

The Fund uses option strategies primarily to hedge a portion of the portfolio, dampen volatility, and manage downside risk. These strategies primarily consisted of puts and put spreads on exchange-traded funds (ETFs), though a few call options were held to add select exposures to the Fund. During 2015, options detracted from performance while helping the portfolio realize less volatility than the Benchmark.

We believe 2016 will see a continuation of the elevated volatility and return dispersion that materialized last year. Evolution of Federal Reserve monetary policy, and accordingly the US dollar, will likely be a key factor. Despite the challenging environment for emerging markets as a whole, we continue to find companies with differentiated business models, idiosyncratic fundamental drivers and structural growth potential. In terms of the asset class as a whole, with valuations relative to the rest of the world at decade lows, we see the relative valuation case for emerging markets beginning to strengthen. What is needed to further bolster the case for emerging markets is stabilization in growth rates and improvement in return on invested capital. We remain on the lookout for where this is happening on a company and country level.

We thank you for your interest in the Driehaus Emerging Markets Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Chad Cleaver, CFA	Howard Schwab	Trent DeBruin, CFA
Lead Portfolio Manager	Co-Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 1, 2008 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

	Fund Only			Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/15	1 Year	3 Years	Since Inception (08/22/11 - 12/31/15)	5 Years	Since Inception (12/01/08 - 12/31/15)
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)[1]	–10.22%	2.11%	4.43%	3.29%	13.73%
MSCI Emerging Markets Small Cap Index[2]	–6.57%	–1.37%	0.33%	–2.99%	14.73%
MSCI Emerging Markets Index[3]	–14.60%	–6.42%	–1.78%	–4.47%	8.90%

[1]

The Driehaus Emerging Markets Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Emerging Markets Small Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on December 1, 2008, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on August 22, 2011. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to August 21, 2014, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Small Cap Index (MSCI Emerging Markets Small Cap Index) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in 23 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization weighted index designed to measure equity market performance in 23 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 87.3%
FAR EAST — 65.9%
India — 17.9%
Alembic Pharmaceuticals, Ltd.	124,027	$1,304,926
Arvind, Ltd.	264,216	1,430,585
Bajaj Finance, Ltd.	26,322	2,391,216
Bharat Electronics, Ltd.	323,224	6,698,875
Blue Dart Express, Ltd.	33,329	3,416,945
CCL Products India, Ltd.	544,355	1,795,832
Colgate-Palmolive India, Ltd.	282,719	4,157,478
Crompton Greaves, Ltd.	1,114,815	3,239,651
Dr Lal PathLabs, Ltd.**	14,959	181,899
Emami, Ltd.	127,899	1,932,320
GRUH Finance, Ltd.	337,000	1,393,973
Kajaria Ceramics, Ltd.	117,062	1,738,512
LIC Housing Finance, Ltd.	432,080	3,331,241
Mahindra CIE Automotive, Ltd.**	499,372	1,895,396
Marico, Ltd.	461,892	1,578,942
Marksans Pharma, Ltd.	1,436,227	2,272,997
Max India, Ltd.	581,489	4,464,253
Natco Pharma, Ltd.	411,128	3,600,060
Omkar Speciality Chemicals, Ltd.	730,155	2,484,389
PI Industries, Ltd.	230,609	2,262,474
Prabhat Dairy, Ltd.**	674,046	1,474,304
PVR, Ltd.	182,900	2,216,572
SKS Microfinance, Ltd.**	953,458	7,192,415
Strides Arcolab, Ltd.	76,381	1,488,625
Suzlon Energy, Ltd.**	13,941,572	4,393,867
TVS Motor Co., Ltd.	537,252	2,353,453
United Breweries, Ltd.	180,152	2,580,301
WABCO India, Ltd.	14,019	1,290,580
Wonderla Holidays, Ltd.	262,511	1,576,306
Zee Learn, Ltd.**	2,152,599	1,282,001

		77,420,388

China — 15.1%
3SBio, Inc.**	4,814,000	6,758,191
Beijing Enterprises Water Group, Ltd.	6,352,203	4,450,612
China Lodging Group, Ltd. — SP ADR	135,355	4,231,197
CT Environmental Group, Ltd.	23,074,547	7,562,448
Fu Shou Yuan International Group, Ltd.	6,133,000	4,771,839
IMAX China Holding, Inc.**	690,400	4,868,402
KWG Property Holding, Ltd.	7,056,000	5,235,063
Man Wah Holdings, Ltd.	3,920,248	4,613,217
PAX Global Technology, Ltd.	116,006	119,598
Silergy Corp.	580,000	6,003,592
Wasion Group Holdings, Ltd.	2,976,000	3,102,700

	Number of Shares	Value (Note A)
Xinyi Solar Holdings, Ltd.	17,713,493	$7,245,343
Zhuzhou CSR Times Electric Co., Ltd. — H	1,115,225	6,482,653

		65,444,855

Taiwan — 13.7%
Basso Industry Corp.	2,018,600	3,877,787
Cub Elecparts, Inc.	435,126	5,206,092
E.Sun Financial Holding Co., Ltd.	5,620,338	3,276,691
Egis Technology Inc.**	522,000	2,272,536
eMemory Technology, Inc.	245,000	2,759,765
Ennoconn Corp.	888,015	10,056,979
Gigasolar Materials Corp.	76,000	1,672,847
Hota Industrial Manufacturing Co., Ltd.	2,750,000	10,130,301
Land Mark Optoelectronics Corp.	468,000	7,009,955
Sporton International, Inc.	257,000	1,576,567
Tung Thih Electronic Co., Ltd.	640,000	6,234,968
Voltronic Power Technology Corp.	350,807	5,227,875

		59,302,363

South Korea — 11.8%
AeroSpace Technology of Korea, Inc.**	66,169	1,326,145
CJ CGV Co., Ltd.	127,028	13,650,188
Cosmax, Inc.	60,640	9,515,807
Hana Tour Service, Inc.	14,342	1,406,618
InBody Co., Ltd.	119,922	5,931,923
Innocean Worldwide, Inc.**	87,252	5,208,853
Medy-Tox, Inc.	21,901	9,578,127
Modetour Network, Inc.	80,311	2,308,201
Osstem Implant Co., Ltd.**	32,696	2,258,647

		51,184,509

Thailand — 4.0%
Beauty Community PCL — NVDR	16,963,400	2,710,561
Central Plaza Hotel PCL — NVDR	1,803,800	2,205,563
Chularat Hospital PCL — NVDR	41,698,000	3,082,303
Forth Smart Service PCL — NVDR	3,836,600	1,641,896
Muangthai Leasing PCL — NVDR	2,403,735	1,422,803
Plan B Media PCL — NVDR**	13,872,911	2,737,187
Sino-Thai Engineering & Construction PCL — NVDR	2,022,100	1,404,821
Srisawad Power 1979 PCL — NVDR	1,622,300	2,152,698

		17,357,832

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (Note A)
Indonesia — 2.0%
PT Bumi Serpong Damai Tbk	13,356,700	$1,744,074
PT Jasa Marga Persero Tbk	3,940,552	1,493,608
PT Matahari Department Store Tbk	1,244,272	1,588,624
PT Waskita Karya Persero Tbk	17,411,900	2,109,385
PT Wijaya Karya Persero Tbk	7,666,200	1,468,173

		8,403,864

Philippines — 1.4%
Metro Pacific Investments Corp.	42,344,600	4,679,459
Xurpas, Inc.	4,577,400	1,480,566

		6,160,025

Total FAR EAST		285,273,836

NORTH AMERICA — 7.0%
Mexico — 6.0%
Alsea SAB de CV	1,921,204	6,687,344
Controladora Vuela Cia de Aviacion SAB de CV — ADR**	247,284	4,243,393
Credito Real SAB de CV SOFOM ER	541,800	1,374,109
Gentera SAB de CV	1,793,653	3,450,033
Grupo Aeroportuario del Centro Norte SAB de CV — ADR	58,413	2,245,980
PLA Administradora Industrial S de RL de CV — REIT	1,404,622	2,267,347
Promotora y Operadora de Infraestructura SAB de CV	194,968	2,295,565
Unifin Financiera SAPI de CV Sofom ENR**	1,115,031	3,453,559

		26,017,330

British Virgin Islands — 0.5%
Luxoft Holding, Inc.**	28,267	2,180,234
United States — 0.5%
EPAM Systems, Inc.**	27,258	2,143,024

Total NORTH AMERICA		30,340,588

EUROPE — 6.6%
Turkey — 2.9%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,234,245	7,139,526
Emlak Konut Gayrimenkul Yatirim Ortakligi AS — REIT	2,464,158	2,196,822
Tofas Turk Otomobil Fabrikasi AS	530,515	3,447,147

		12,783,495

	Number of Shares	Value (Note A)
Russia — 2.9%
Lenta, Ltd. — GDR**	312,852	$2,111,751
Mail.ru Group, Ltd. — GDR**	147,407	3,324,028
Moscow Exchange MICEX- RTS PJSC	5,558,771	6,959,886

		12,395,665

United Kingdom — 0.5%
BGEO Group PLC	78,133	2,193,110
Poland — 0.3%
Eurocash SA	98,576	1,218,803

Total EUROPE		28,591,073

SOUTH AMERICA — 3.8%
Brazil — 2.5%
Equatorial Energia SA	494,100	4,276,268
Lojas Renner SA	490,600	2,120,508
Raia Drogasil SA	346,540	3,107,801
Tupy SA	261,800	1,237,450

		10,742,027

Argentina — 1.3%
Grupo Financiero Galicia SA — ADR	162,267	4,394,190
Pampa Energia SA — SP ADR**	67,406	1,385,193

		5,779,383

Total SOUTH AMERICA		16,521,410

MIDDLE EAST — 2.1%
Pakistan — 2.1%
Engro Foods, Ltd.**	1,797,959	2,516,473
Lucky Cement, Ltd.	553,200	2,614,753
Pak Elektron, Ltd.	4,018,500	2,399,551
United Bank, Ltd.	890,500	1,317,449

		8,848,226

Total MIDDLE EAST		8,848,226

AFRICA — 1.9%
South Africa — 1.0%
AVI, Ltd.	422,081	2,111,906
Clicks Group, Ltd.	370,537	2,132,415

		4,244,321

Kenya — 0.5%
Safaricom, Ltd.	14,570,800	2,321,643
Nigeria — 0.4%
Zenith Bank PLC	23,607,671	1,666,354

Total AFRICA		8,232,318

Total EQUITY SECURITIES (Cost $352,607,759)		377,807,451

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (Note A)
EQUITY CERTIFICATES — 0.9%
MIDDLE EAST — 0.6%
Saudi Arabia — 0.6%
BUPA Arabia for Cooperative Insurance Co.†	79,406	$2,430,830

Total MIDDLE EAST		2,430,830

FAR EAST — 0.3%
India — 0.3%
Dr Lal PathLabs, Ltd.†	118,180	1,437,051

Total FAR EAST		1,437,051

Total EQUITY CERTIFICATES (Cost $2,363,052)		3,867,881

PURCHASED CALL OPTIONS — 0.3%
Equity Volatility Index Fund, Exercise Price $20.00, Expiration Date January, 2016**	10,000	1,390,000
PowerShares DB US Dollar Index Bullish Fund, Exercise Price $26.00, Expiration Date January, 2016**	30,000	150,000

Total PURCHASED CALL OPTIONS (Premiums paid $1,817,918)		1,540,000

PURCHASED PUT OPTIONS — 0.9%
Industrial Select Sector SPDR Fund, Exercise Price $52.00, Expiration Date January, 2016**	10,000	280,000
iShares China Large-Cap Index Fund, Exercise Price $35.50, Expiration Date January, 2016**	7,500	510,000
iShares MSCI Emerging Markets Index Fund, Exercise Price $32.00, Expiration Date January, 2016**	10,000	390,000
iShares MSCI Emerging Markets Index Fund, Exercise Price $32.50, Expiration Date January, 2016**	10,000	660,000
iShares MSCI Taiwan Index Fund, Exercise Price $13.00, Expiration Date January, 2016**	15,000	495,000
iShares Russell 2000 Index Fund, Exercise Price $110.00, Expiration Date January, 2016**	5,000	440,000

	Number of Shares	Value (Note A)
iShares Russell 2000 Index Fund, Exercise Price $112.00, Expiration Date January, 2016**	7,000	$1,071,000

Total PURCHASED PUT OPTIONS (Premiums paid $3,770,645)		3,846,000

TOTAL INVESTMENTS (COST $360,559,374)	89.4%	$387,061,332
Other Assets In Excess Of Liabilities	10.6%	45,656,420

Net Assets	100.0%	$432,717,752

WRITTEN CALL OPTION — (0.1%)
Equity Volatility Index Fund, Exercise Price $25.00, Expiration Date January, 2016**	(6,500)	$(455,000)

Total WRITTEN CALL OPTIONS (Premiums received $480,720)		(455,000)

WRITTEN PUT OPTIONS — (0.1%)
iShares Russell 2000 Index Fund, Exercise Price $108.00, Expiration Date January, 2016**	(7,000)	(343,000)

Total WRITTEN PUT OPTIONS (Premiums received $223,704)		(343,000)

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$362,303,486

Gross Appreciation	$44,422,469
Gross Depreciation	(19,664,623)

Net Appreciation	$24,757,846

**	Non-income producing security
†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2015, the value of these restricted securities amounted to $3,867,881 or 0.89% of net assets.

Additional information on each restricted security is as follows:

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
BUPA Arabia for Cooperative Insurance Co.	HSBC	08/04/14 to 09/10/15	$1,384,356
Dr Lal PathLabs, Ltd.	MLCO	12/07/15	$978,696

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2015

ADR — American Depository Receipt

GDR — Global Depository Receipt

HSBC — Hong Kong Shanghai Banking Corporation

MLCO — Merrill Lynch & Co., Inc.

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

Regional Weightings(a)(b)

Asia/Far East Ex-Japan	66.2%
North America	7.0%
Eastern Europe	6.1%
South America	3.8%
Middle East	2.7%
Africa	1.9%
Western Europe	0.5%

Top Ten Holdings(a)

CJ CGV Co., Ltd.	3.2%
Hota Industrial Manufacturing Co., Ltd.	2.3%
Ennoconn Corp.	2.3%
Medy-Tox, Inc.	2.2%
Cosmax, Inc.	2.2%
CT Environmental Group, Ltd.	1.7%
Xinyi Solar Holdings, Ltd.	1.7%
SKS Microfinance, Ltd.	1.7%
Aselsan Elektronik Sanayi Ve Ticaret AS	1.6%
Land Mark Optoelectronics Corp.	1.6%

(a)	All percentages are stated as a percent of net assets at December 31, 2015.
(b)	Excludes purchased options.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2015

Industry	Percent of Net Assets
Aerospace & Defense	3.5%
Air Freight & Logistics	0.8%
Airlines	1.0%
Auto Components	6.0%
Automobiles	1.3%
Beverages	0.6%
Biotechnology	3.8%
Building Products	0.4%
Chemicals	1.1%
Commercial Banks	3.0%
Computers & Peripherals	2.3%
Construction & Engineering	1.7%
Construction Materials	0.6%
Consumer Finance	5.0%
Diversified Consumer Services	1.4%
Diversified Financial Services	2.7%
Electric Utilities	1.3%
Electrical Equipment	5.0%
Electronic Equipment, Instruments & Components	1.3%
Food & Staples Retailing	2.0%
Food Products	1.8%
Health Care Equipment & Supplies	1.9%
Health Care Providers & Services	1.1%

Industry	Percent of Net Assets
Hotels, Restaurants & Leisure	4.3%
Household Durables	2.0%
Insurance	1.6%
Internet Software & Services	0.8%
Information Technology Services	1.4%
Media	6.6%
Multiline Retail	0.9%
Other	1.0%
Personal Products	4.0%
Pharmaceuticals	2.0%
Professional Services	0.4%
Real Estate Investment Trusts	1.0%
Real Estate Management & Development	1.6%
Semiconductors & Semiconductor Equipment	5.7%
Software	0.3%
Specialty Retail	0.6%
Textiles, Apparel & Luxury Goods	0.3%
Thrifts & Mortgage Finance	1.1%
Transportation Infrastructure	0.9%
Water Utilities	2.8%
Wireless Telecommunication Services	0.5%
Other Assets in Excess of Liabilities	10.6%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Frontier Emerging Markets Fund (“Fund”) returned -12.00% from its May 4, 2015 inception date through December 31, 2015.1 This return outperformed the Morgan Stanley Capital International (“MSCI”) Frontier Markets Index (“Benchmark”), which returned -14.78% for the same period.

This past year investors struggled through heightened volatility, a global economic growth slowdown, particularly in China and other emerging markets, a troubled and deflationary Europe, and dramatically lower crude oil and overall commodity prices. The backdrop for frontier markets remains highly selective, with the divide between commodity producers and commodity consumers being the overarching driver of relative returns within the asset class for the past year.

Over the course of 2015 since the Fund’s inception, key contributors to performance versus the Benchmark were the Fund’s holdings in the financials and telecommunication sectors. In addition, stock selection in Bangladesh and an overweight to Thailand contributed to the performance of the Fund.

The most notable contribution to the Fund’s return for the period came from holding BRAC Bank, Ltd. (Ticker: BRAC BD). The Bangladesh-based company is engaged in banking and related activities in personal finance, retail and corporate credit, and trade finance. Although political instability affected business from January through April of 2015, the company’s operating profit increased notably during the year. Growth in loans was particularly impressive in a slow credit environment, while deposit and net interest income experienced modest growth.

Thailand-based Group Lease PCL (Ticker: GL TB) was a significant contributor to returns during 2015. The company provides financing for new motorcycles under the Honda, Yamaha, Suzuki and Kawazaki brands. The company reported strong second and third quarter results this past year, citing year-over-year earnings growth of more than 100%.

Certain areas detracted from Fund performance during the period. Selection within the health care sector and an underweight to information technology hurt performance of the Fund relative to the Benchmark. Additionally, holdings in Nigeria and an overweight to Botswana detracted from Fund performance versus the Benchmark.

Zenith Bank PLC (Ticker: ZENITHBA NL) was the most significant detractor to the Fund’s performance during 2015. The Nigeria-based company provides banking and financial services to corporate and individual customers. Nigeria’s economy came under pressure throughout 2015 as a result of the ongoing decline in oil prices. This led to increasing concerns over the asset quality and loan growth prospects of Nigerian banks, as well as a rising equity risk premium in the country.

Letshego Holdings, Ltd. (Ticker: LETSHEGO BG) was a significant detractor from the Fund’s return during the period. Letshego is a Botswana-based financial services company engaged in providing short- to medium-term secured and unsecured loans. Its share price skyrocketed early in the year after it announced a share buyback and a possible acquisition of a Tanzanian micro-finance bank. However, as the company entered the last quarter of the year, shares fell on lower earnings. Currency volatility, increases in loan-loss provisions, and operating challenges in markets such as South Sudan, which required premature exits, contributed to the decline in share price.

The Fund maintains a positive bias toward domestic demand and commodity-importing countries. We continue to find a strong pipeline of ideas in Bangladesh, Pakistan, Vietnam and Romania, and the Fund remains overweight these countries. The Fund maintains underweight positions in many of the commodity-centric countries in the Middle East and Sub-Saharan Africa. We believe that country selection will prove to be an important differentiating factor of frontier market returns in the year ahead.

We thank you for your interest in the Driehaus Frontier Emerging Markets Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Chad Cleaver, CFA	Rich Thies
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or expense reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Frontier Emerging Markets Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $250,000 investment (minimum investment) in the Fund since May 4, 2015 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

Cumulative Total Returns as of 12/31/15	Since Inception (05/04/15 - 12/31/15)
Driehaus Frontier Emerging Markets Fund (DRFRX)[1]	–12.00%
MSCI Frontier Markets Index[2]	–14.78%

[1]	The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International (MSCI) Frontier Markets Index provides broad representation of the equity opportunity set while taking investability requirements into consideration within each market. MSCI classifies 33 countries as frontier markets, 24 of which are included in the MSCI Frontier Markets Index.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 83.0%
FAR EAST — 25.0%
Bangladesh — 14.5%
Bata Shoe Co. Bangladesh, Ltd.	9,688	$162,674
Berger Paints Bangladesh, Ltd.	3,970	96,302
Beximco Pharmaceuticals, Ltd.	202,327	216,830
BRAC Bank, Ltd.	1,039,186	644,898
British American Tobacco Bangladesh Co., Ltd.	5,396	202,879
Delta Brac Housing Finance Corp., Ltd.	140,348	207,280
IDLC Finance, Ltd.	368,014	298,257
Marico Bangladesh, Ltd.	13,639	248,239
Olympic Industries, Ltd.	64,123	211,796
Square Pharmaceuticals, Ltd.	79,821	258,051
Summit Power, Ltd.	569,125	287,917

		2,835,123

Sri Lanka — 4.8%
Ceylon Cold Stores PLC	56,423	164,908
Chevron Lubricants Lanka PLC	72,846	173,719
Commercial Bank of Ceylon PLC	130,547	126,882
Distilleries Co. of Sri Lanka PLC	150,055	255,900
Hemas Holdings PLC	327,793	211,105

		932,514

Vietnam — 3.1%
Bank for Foreign Trade of Vietnam JSC	102,870	200,845
Ho Chi Minh City Infrastructure Investment JSC	89,920	86,381
Nam Long Investment Corp.	161,080	163,337
PetroVietnam Nhon Trach 2 Power JSC	77,400	91,565
Vingroup JSC**	30,890	62,783

		604,911

Thailand — 2.6%
Beauty Community PCL — NVDR	1,868,700	298,597
Group Lease PCL — NVDR	414,700	209,741

		508,338

Total FAR EAST		4,880,886

AFRICA — 19.1%
Kenya — 6.7%
East African Breweries, Ltd.	89,718	239,423
Equity Group Holdings, Ltd.	669,200	261,662
Jubilee Holdings, Ltd.	30,300	143,536
Safaricom, Ltd.	4,213,931	671,428

		1,316,049

	Number of Shares	Value (Note A)
Nigeria — 4.1%
Lekoil, Ltd.**	616,861	$169,372
Zenith Bank PLC	8,871,289	626,182

		795,554

Botswana — 2.7%
Letshego Holdings, Ltd.	2,066,739	534,025
Egypt — 2.5%
Commercial International Bank Egypt SAE — GDR	63,568	273,342
Edita Food Industries SAE — GDR**	5,825	107,762
Six of October Development & Investment Co.**	81,567	98,651

		479,755

Senegal — 1.4%
Sonatel	6,666	276,096
Tanzania — 1.0%
Tanzania Breweries, Ltd.	29,053	199,067
Togo — 0.7%
Ecobank Transnational, Inc.**	1,691,072	142,728

Total AFRICA		3,743,274

MIDDLE EAST — 18.2%
Pakistan — 13.3%
Bank Alfalah, Ltd.	762,500	209,818
Berger Paints Pakistan, Ltd.	117,500	110,056
DG Khan Cement Co., Ltd.	185,500	261,402
Engro Foods, Ltd.**	205,441	287,541
Fauji Cement Co., Ltd.	282,500	99,314
Habib Bank, Ltd.	51,815	99,004
Honda Atlas Cars Pakistan, Ltd.	41,900	95,590
HUB Power Co., Ltd.	247,500	242,455
Lucky Cement, Ltd.	52,300	247,201
Maple Leaf Cement Factory, Ltd.	285,500	203,300
Nestle Pakistan, Ltd.	2,160	160,863
Pak Elektron, Ltd.	296,000	176,749
Pakistan Tobacco Co., Ltd.	21,600	229,785
United Bank, Ltd.	122,700	181,528

		2,604,606

United Arab Emirates — 2.8%
Abu Dhabi Commercial Bank PJSC	47,880	85,905
Aramex PJSC	163,429	140,603
Emirates Telecommunications Group Co. PJSC	31,385	137,571
First Gulf Bank PJSC	27,584	95,001
NMC Health PLC	7,327	90,787

		549,867

Kuwait — 1.1%
National Bank of Kuwait SAK	78,339	206,495

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (Note A)
Qatar — 1.0%
Qatar Electricity & Water Co. QSC	3,338	$198,334

Total MIDDLE EAST		3,559,302

EUROPE — 14.0%
Romania — 7.7%
Albalact SA	1,165,697	95,313
Banca Transilvania**	578,669	338,163
BRD-Groupe Societe Generale SA**	136,330	396,704
Fondul Proprietatea SA	2,468,481	480,844
Transgaz SA Medias	2,886	192,250

		1,503,274

Luxembourg — 2.6%
Adecoagro SA**	41,948	515,541
Poland — 1.4%
KRUK SA	6,248	277,147
United Kingdom — 1.4%
BGEO Group PLC	9,487	266,290
Ukraine — 0.5%
Kernel Holding SA	7,573	92,861
Georgia — 0.4%
Georgia Healthcare Group PLC**	37,661	86,056

Total EUROPE		2,741,169

SOUTH AMERICA — 6.7%
Argentina — 6.5%
Banco Macro SA — ADR**	7,150	415,558
Grupo Financiero Galicia SA — ADR	15,806	428,026
Pampa Energia SA — SP ADR**	21,418	440,140

		1,283,724

Colombia — 0.2%
Banco Davivienda SA	5,034	34,633

Total SOUTH AMERICA		1,318,357

Total EQUITY SECURITIES (Cost $16,713,275)		16,242,988

EQUITY CERTIFICATES — 10.5%
FAR EAST — 5.6%
Vietnam — 5.6%
Bank for Foreign Trade of Vietnam JSC†	85,680	167,283
Ho Chi Minh City Infrastructure Investment JSC†	93,200	89,532
Nam Long Investment Corp.†	53,190	53,935
Saigon Securities, Inc.**†	379,653	374,841
Vingroup JSC**†	137,942	280,362

	Number of Shares	Value (Note A)
Vndirect Securities Corp.†	232,000	$124,848

		1,090,801

Total FAR EAST		1,090,801

MIDDLE EAST — 4.9%
Saudi Arabia — 1.0%
BUPA Arabia for Cooperative Insurance Co.**†	3,400	104,083
Saudi Co. for Hardware LLC†	3,481	92,292

		196,375

Kuwait — 3.9%
Kuwait Projects Company Holdings KSC†	97,606	186,529
National Bank of Kuwait SAK†	80,569	212,373
VIVA Kuwait Telecom Co.**†	110,651	360,937

		759,839

Total MIDDLE EAST		956,214

Total EQUITY CERTIFICATES (Cost $2,153,007)		2,047,015

TOTAL INVESTMENTS (COST $18,866,282)	93.5%	$18,290,003
Other Assets In Excess Of Liabilities	6.5%	1,279,629

Net Assets	100.0%	$19,569,632

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$18,897,812

Gross Appreciation	$1,007,208
Gross Depreciation	(1,615,017)

Net Depreciation	$(607,809)

**	Non-income producing security
†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2015, the value of these restricted securities amounted to $2,047,015 or 10.5% of net assets.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2015

Additional information on each restricted security is as follows:

Security	Counter- party	Acquisition Date (s)	Acquisition Cost
Bank for Foreign Trade of Vietnam JSC	MACQ	05/08/15 to 07/28/15	$178,004
BUPA Arabia for Cooperative Insurance Co.	MSCO	05/04/15	$100,338
Ho Chi Minh City Infrastructure Investment JSC	MACQ	08/03/15	$113,079
Kuwait Projects Company Holdings KSC	MLCO	05/04/15 to 07/28/15	$218,199
Nam Long Investment Corp.	MACQ	05/04/15 to 05/07/15	$47,802
National Bank of Kuwait SAK	MLCO	05/04/15 to 05/11/15	$229,720
Saigon Securities, Inc.	MACQ	05/04/15 to 07/24/15	$395,628
Saudi Co. for Hardware LLC.	MSCO	10/0715	$103,968
Vingroup JSC	JPMS	05/04/15 to 07/28/15	$268,761
VIVA Kuwait Telecom Co.	MLCO	05/04/15 to 07/28/15	$331,043
Vndirect Securities Corp.	MACQ	07/27/15 to 07/28/15	$166,465

ADR — American Depository Receipt

GDR — Global Depository Receipt

JPMS — J.P. Morgan Securities, Inc.

MACQ — Macquaeie Capital Group Ltd.

MLCO — Merrill Lynch & Co., Inc.

MSCO — Morgan Stanley

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Asia/Far East Ex-Japan	30.6%
Middle East	23.1%
Africa	19.1%
Eastern Europe	10.0%
South America	6.7%
Western Europe	4.0%

Top Ten Holdings*

Safaricom, Ltd.	3.4%
BRAC Bank, Ltd.	3.3%
Zenith Bank PLC	3.2%
Letshego Holdings, Ltd.	2.7%
Adecoagro SA	2.6%
Fondul Proprietatea SA	2.5%
Pampa Energia SA — SP ADR	2.2%
Grupo Financiero Galicia SA — ADR	2.2%
Banco Macro SA — ADR	2.1%
BRD-Groupe Societe Generale SA	2.0%

*	All percentages are stated as a percent of net assets at December 31, 2015.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2015

Industry	Percent of Net Assets
Air Freight & Logistics	0.7%
Automobiles	0.5%
Beverages	4.4%
Capital Markets	2.6%
Chemicals	1.1%
Commercial Banks	26.8%
Commercial Services & Supplies	1.4%
Construction Materials	4.2%
Consumer Finance	6.4%
Diversified Financial Services	3.4%
Diversified Telecommunication Services	2.1%
Electric Utilities	2.7%
Electrical Equipment	0.9%
Food Products	7.5%
Health Care Providers & Services	0.9%

Industry	Percent of Net Assets
Independent Power Producers & Energy Traders	2.7%
Industrial Conglomerates	1.1%
Insurance	1.3%
Multi-Utilities	1.0%
Oil, Gas & Consumable Fuels	2.7%
Personal Products	1.3%
Pharmaceuticals	2.4%
Real Estate Management & Development	4.2%
Specialty Retail	2.0%
Textiles, Apparel & Luxury Goods	0.8%
Tobacco	2.2%
Transportation Infrastructure	0.9%
Wireless Telecommunication Services	5.3%
Other Assets in Excess of Liabilities	6.5%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund (“Fund”) returned 12.58% for the year ended December 31, 2015. The Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”), returned 6.74%.

The past year contained no shortage of surprises for investors as the calm of the first half of 2015 gave way to heightened volatility that lasted for the remainder of the year. Outperforming the broad global market required nimble positioning within Japan and Germany, and a few other select European countries, while navigating a volatile currency environment. In short, 2015 was a year in which good, active stock picking drove outperformance as markets globally became far more selective about rewarding companies.

Over the course of 2015, key contributors to performance versus the Benchmark were the Fund’s holdings in the consumer discretionary and financials sectors. In addition, stock selection in Germany and Japan contributed positively to the performance of the Fund compared to the Benchmark.

DIP Corp. (Ticker: 2379 JP) provided a significant contribution to the Fund’s return during 2015. The Japan-based company provides information regarding employment to recruiting and staffing agencies as well as Internet portals for workers and employers. It is benefiting from a migration to Internet-enabled matching services from traditional legacy staffing firms. As a result, the company experienced accelerating top and bottom line growth trends throughout most of the year, and these structural growth trends are expected to continue over the medium to longer term.

Stroeer SE (Ticker: SAX DE) made significant contributions to the Fund’s return during 2015. The Germany-based company offers communications solutions to brands in the form of promotional media used outside of private homes. Since the middle of 2014, the company has exhibited steady growth, which has been reflected in its share price. Growth initiatives, particularly digital media and advertising, contributed to higher margins and strong market share gains in both regional and national markets.

For 2015, the health care sector detracted from the Fund’s performance versus the Benchmark. At the country level, security selection within Norway and Sweden as well as an underweight in Sweden detracted value relative to the Benchmark.

The holding that most significantly detracted from returns for the year was Opera Software (Ticker: OPERA NO). The Norway-based company develops Internet browsers for desktop and mobile devices. Its share price fell early in 2015 due to deteriorating operating trends experienced in their two main product segments during the fourth quarter of 2014. This subsequently led to reduced financial forecasts for the remainder of 2015.

Concordia Healthcare Corp. (Ticker: CXR CN) was a significant detractor from the Fund. The Canada-based health care company is engaged in legacy pharmaceutical products and orphan drugs. In September, 2015, the company’s share price declined sharply as the pharmaceutical industry came under fire after Turing Pharmaceuticals increased a legacy drug’s price astronomically and brought the industry under political scrutiny. The timing was particularly sensitive as the company was in the midst of a share offering to purchase all outstanding shares of Amdipharm Mercury Limited.

Looking ahead, in the near term we maintain a preference for developed over emerging markets — despite strong developed market outperformance in recent years. We are mindful of the potential for positive change at the margin and resulting mean reversions, not just for the “EM versus developed market” positioning but from a sector perspective as well (i.e., energy and industrials versus consumer and financials).

Monetary policy and earnings growth trends are supportive across the eurozone and Japan and we believe these regions will remain a major source of new ideas for the Fund. However, we expect even further narrowing and concentration in terms of participation and performance at the individual stock level as we progress throughout the year. Security selection will likely continue to drive performance and, similar to 2015, we believe companies that execute on their growth strategy will be rewarded in a low growth world.

As always, we thank you for your interest in the Driehaus International Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

David Mouser	Daniel Burr	Ryan Carpenter
Lead Portfolio Manager	Co-Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus International Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 1, 2002 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/15	1 Year	3 Years	5 Years	Since Inception (09/17/07 - 12/31/15)	10 Years	Since Inception (08/1/02 - 12/31/15)
Driehaus International Small Cap Growth Fund (DRIOX)[1]	12.58%	11.66%	6.62%	5.13%	9.73%	16.25%
MSCI AC World ex USA Small Cap Growth Index[2]	6.74%	7.02%	3.41%	2.03%	5.12%	10.12%

[1]

The Driehaus International Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on August 1, 2002, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on September 17, 2007. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to January 1, 2010, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index (MSCI AC World ex USA Small Cap Growth Index) is a market capitalization-weighted index designed to measure equity performance in 45 global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 95.1%
EUROPE — 64.6%
United Kingdom — 17.0%
Auto Trader Group PLC	382,939	$2,506,522
Booker Group PLC	1,207,959	3,232,122
Croda International PLC	73,270	3,285,825
Domino’s Pizza Group PLC	211,311	3,277,154
Greggs PLC	185,096	3,585,514
Halma PLC	279,850	3,568,621
IG Group Holdings PLC	272,122	3,219,346
Inchcape PLC	134,092	1,551,785
Informa PLC	326,509	2,950,629
Intermediate Capital Group PLC	333,994	3,087,203
Moneysupermarket.com Group PLC	635,494	3,438,242
Provident Financial PLC	33,038	1,639,894
Rightmove PLC	59,376	3,610,720
RPC Group PLC	133,712	1,642,005
Spirax-Sarco Engineering PLC	70,426	3,408,497
SSP Group PLC	527,998	2,529,733
SuperGroup PLC	127,150	3,085,355
Ted Baker PLC	36,708	1,616,964
Unite Group PLC	337,792	3,266,722
Worldpay Group PLC**	774,003	3,506,422

		58,009,275

Germany — 15.2%
ADO Properties SA**	64,509	1,857,796
Aurelius SE & Co., KGaA	123,489	6,457,818
Covestro AG**	91,828	3,356,592
CTS Eventim AG & Co., KGaA	32,818	1,310,338
Deutsche Wohnen AG	129,464	3,603,921
Drillisch AG	34,072	1,447,422
Gerresheimer AG	54,758	4,295,924
GFT Technologies SE	87,050	2,988,007
KION Group AG	31,764	1,588,597
LEG Immobilien AG	43,454	3,565,403
Norma Group SE	59,397	3,301,734
SMA Solar Technology AG**	76,057	4,274,936
Stroeer SE	101,657	6,396,579
Wirecard AG	67,803	3,426,366
Zalando SE**	98,983	3,915,560

		51,786,993

Netherlands — 5.2%
Aalberts Industries NV	98,721	3,410,610
Euronext NV	99,528	5,114,470
GrandVision NV	153,474	4,613,377
TomTom NV**	367,977	4,640,852

		17,779,309

France — 4.3%
Atos SE	34,340	2,890,371
Rubis SCA	52,547	3,993,405
SEB SA	39,519	4,062,833
Teleperformance	45,017	3,791,492

		14,738,101

	Number of Shares	Value (Note A)
Italy — 3.7%
Banca Popolare di Milano Scarl	2,500,558	$2,502,814
Brembo SpA	54,839	2,662,776
Davide Campari-Milano SpA	260,861	2,267,937
De’ Longhi SpA	62,893	1,891,226
Yoox Net-A-Porter Group SpA**	91,502	3,435,663

		12,760,416

Switzerland — 3.7%
Tecan Group AG	23,159	3,766,575
Temenos Group AG	104,222	5,405,684
U-Blox AG	15,470	3,313,014

		12,485,273

Ireland — 3.5%
DCC PLC	48,033	4,007,884
Fleetmatics Group PLC**	30,800	1,564,332
Greencore Group PLC	497,929	2,600,744
Kingspan Group PLC	135,866	3,589,448

		11,762,408

Sweden — 3.0%
Axfood AB	131,947	2,294,608
BillerudKorsnas AB	104,612	1,948,126
Swedish Orphan Biovitrum AB**	182,648	2,912,346
Trelleborg AB — B	161,021	3,143,567

		10,298,647

Finland — 1.9%
Amer Sports OYJ	115,705	3,391,291
Huhtamaki OYJ	80,593	2,934,094

		6,325,385

Denmark — 1.7%
H Lundbeck AS**	99,986	3,427,409
Royal Unibrew AS	58,195	2,373,663

		5,801,072

Luxembourg — 1.5%
APERAM SA**	44,873	1,603,913
Grand City Properties SA	158,044	3,673,844

		5,277,757

Belgium — 1.5%
Ontex Group NV	139,249	4,957,559
Spain — 1.4%
Merlin Properties Socimi SA — REIT	264,438	3,317,796
NH Hotel Group SA**	289,724	1,586,890

		4,904,686

Austria — 0.5%
Wienerberger AG	99,878	1,855,000
Norway — 0.5%
XXL ASA	146,673	1,690,153

Total EUROPE		220,432,034

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (Note A)
FAR EAST — 21.0%
Japan — 18.7%
Adastria Co., Ltd.	33,688	$1,905,890
Ariake Japan Co., Ltd.	67,887	3,789,856
Create Restaurants Holdings, Inc.	14,457	404,139
Daifuku Co., Ltd.	202,800	3,501,061
Hoshizaki Electric Co., Ltd.	47,193	2,968,335
Kajima Corp.	549,000	3,306,926
Kyoritsu Maintenance Co., Ltd.	40,600	3,519,714
Matsumotokiyoshi Holdings Co., Ltd.	64,300	3,316,777
Morinaga & Co., Ltd.	611,580	3,256,468
Nichirei Corp.	594,436	4,441,146
Nihon M&A Center, Inc.	67,033	3,268,134
NS Solutions Corp.	72,134	1,662,392
Obic Co., Ltd.	62,400	3,343,367
Open House Co., Ltd.	166,647	3,252,663
Relo Holdings Inc.	11,866	1,450,240
SCSK Corp.	83,457	3,391,884
SMS Co., Ltd.	142,012	3,004,589
Start Today Co., Ltd.	51,435	1,681,763
Taisei Corp.	486,000	3,234,744
TechnoPro Holdings, Inc.	142,610	4,217,967
Temp Holdings Co., Ltd.	108,600	1,703,157
Trend Micro, Inc.**	81,659	3,349,381

		63,970,593

China — 1.5%
Man Wah Holdings, Ltd.	1,455,099	1,712,312
Techtronic Industries Co., Ltd.	841,500	3,431,126

		5,143,438

Australia — 0.8%
Domino’s Pizza Enterprises, Ltd.	61,439	2,585,496

Total FAR EAST		71,699,527

NORTH AMERICA — 9.5%
Canada — 6.8%
Boyd Group Income Fund	42,594	2,034,735
CCL Industries, Inc. — B	25,992	4,214,660
Colliers International Group, Inc.	89,155	3,977,407
Descartes Systems Group, Inc.**	51,462	1,035,414
Element Financial Corp.	127,508	1,538,906
FirstService Corp.	45,430	1,835,323
Metro, Inc.	118,868	3,327,995
Parex Resources, Inc.**	233,452	1,714,152
Raging River Exploration, Inc.**	285,117	1,724,673
Uni-Select, Inc.	34,900	1,727,975

		23,131,240

	Number of Shares	Value (Note A)
Mexico — 1.7%
Alsea SAB de CV	861,894	$3,000,088
Gruma SAB de CV — B	212,140	2,984,694

		5,984,782

British Virgin Islands — 1.0%
Luxoft Holding, Inc.**	42,901	3,308,954

Total NORTH AMERICA		32,424,976

Total EQUITY SECURITIES (Cost $287,491,268)		324,556,537

TOTAL INVESTMENTS (COST $287,491,268)	95.1%	$324,556,537
Other Assets In Excess Of Liabilities	4.9%	16,692,117

Net Assets	100.0%	$341,248,654

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$288,824,287

Gross Appreciation	$46,228,678
Gross Depreciation	(10,496,428)

Net Appreciation	$35,732,250

** Non-income producing security

REIT — Real Estate Investment Trust

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2015

Regional Weightings*

Western Europe	64.6%
Japan	18.7%
North America	9.5%
Asia/Far East Ex-Japan	2.3%

Top Ten Holdings*

Aurelius AG	1.9%
Stroeer SE	1.9%
Temenos Group AG	1.6%
Euronext NV	1.5%
Ontex Group NV	1.5%
TomTom NV	1.4%
GrandVision NV	1.4%
Nichirei Corp.	1.3%
Gerresheimer AG	1.3%
SMA Solar Technology AG	1.3%

*	All percentages are stated as a percent of net assets at December 31, 2015.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2015

Industry	Percent of Net Assets
Auto Components	0.8%
Beverages	1.4%
Biotechnology	0.8%
Building Products	1.6%
Capital Markets	2.8%
Chemicals	2.0%
Commercial Banks	0.7%
Commercial Services & Supplies	0.6%
Construction & Engineering	1.9%
Consumer Finance	0.5%
Containers & Packaging	3.1%
Distributors	1.0%
Diversified Financial Services	2.9%
Electronic Equipment, Instruments & Components	1.0%
Food & Staples Retailing	4.6%
Food Products	5.0%
Gas Utilities	1.2%
Hotels, Restaurants & Leisure	5.0%
Household Durables	4.6%
Industrial Conglomerates	1.2%
Internet and Catalog Retail	2.6%

Industry	Percent of Net Assets
Internet Software & Services	2.6%
Information Technology Services	7.2%
Leisure Equipment & Products	1.0%
Life Sciences Tools & Services	2.4%
Machinery	6.2%
Media	4.2%
Metals & Mining	0.5%
Oil, Gas & Consumable Fuels	1.0%
Personal Products	1.4%
Pharmaceuticals	1.0%
Professional Services	3.8%
Real Estate Investment Trusts	1.0%
Real Estate Management & Development	7.8%
Semiconductors & Semiconductor Equipment	2.2%
Software	3.3%
Specialty Retail	3.3%
Textiles, Apparel & Luxury Goods	0.5%
Wireless Telecommunication Services	0.4%
Other Assets in Excess of Liabilities	4.9%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Micro Cap Growth Fund (“Fund”) returned -0.55% for the year ended December 31, 2015.1 This return was above the performance of the Fund’s benchmark index, the Russell Microcap® Growth Index (the “Benchmark”), which returned -3.85% for the same period.

Micro cap stocks experienced significant volatility during 2015 as equity markets faced a global economic growth slowdown that was largely driven by China and other emerging markets, as well as dramatically lower crude oil and overall commodity prices. Large cap growth stocks generally outperformed smaller cap stocks as a few mega-cap names propelled the broad indices higher during the year. While the vast majority of the US economy is consumer-driven and services-based, the weakness overseas still hurt the US industrial, manufacturing and transportation industries. The drop in crude oil and natural gas prices drove significant underperformance within the energy sector. These factors all contributed to the negative returns for the year.

For the year 2015, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the information technology and health care sectors.

Ambarella, Inc. (Ticker: AMBA) was a significant contributor to Fund performance for the period. The company enables high definition and ultra-high definition video compression through low power processing solutions. Ambarella’s HD video compression processer operates on very low power and is particularly well suited for active cameras such as GoPro and flying cameras (drones). GoPro sales early this year surpassed all estimates and were a major driving force behind strong revenue results for Ambarella. Strong revenue and continued demand for wearable and drone cameras contributed to the stock’s advance during the year.

bluebird bio, Inc. (Ticker: BLUE) also contributed significantly to the Fund’s performance for the period. The company uses gene therapy to develop treatment options for patients with rare diseases, cancer, and severe genetic disorders. Stock price appreciation this past year was linked to the anticipation of and positive results from clinical trials of LentiGlobin in the treatment of sickle cell disease. Results presented at the European Hematology Association meeting in June were particularly promising.

During the year, the two sectors that detracted the most value from Fund performance versus the Benchmark were selections within the consumer discretionary and financials sectors.

A holding that detracted significantly from the Fund’s return relative to the Benchmark during the period was Patriot National, Inc. (Ticker: PN). The company provides outsourcing solutions within the worker’s compensation insurance marketplace with a portfolio of services that help clients with the claims process, regulations, and other aspects of worker’s compensation. Third quarter earnings fell below some analyst estimates accompanied by lower margins. News regarding the company’s private capital raise further spooked investors at the end of the year, causing another decline in the company’s share price.

Sequential Brands Group, Inc. (Ticker: SQBG) was also a main detractor for the period. The company owns and markets prominent consumer brands to retailers, wholesalers and distributors within a diversified global portfolio across consumer sectors. A significant selloff occurred in October, caused by unease over the company’s proposed acquisition of Martha Stewart brand and worries over debt costs.

Looking ahead, near-term US equity market performance will depend on various US-centric factors that we are monitoring closely, such as the health of corporate earnings, the pace of economic growth, the dovishness of the Federal Reserve, as well as the US dollar, crude oil, interest rates and the slope of the yield curve. Overseas, the key issue is overall global growth, namely in China, and whether that nation can stabilize economically. We are focusing on companies with higher levels of revenue and earnings visibility, stronger end markets and healthy balance sheets. We have an abundant number of well positioned growth companies that are innovative market leaders and that we believe will continue to exceed forward expectations. Overall, we continue to discover many exciting businesses that have strong, sustainable earnings growth and we have high conviction in the dynamic and innovative companies we hold.

Thank you for your interest in the Driehaus Micro Cap Growth Fund. We appreciate your confidence in our management capabilities.

Sincerely,

Jeff James	Michael Buck
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers from the transfer agent without which performance may have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus Micro Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 2003 (which includes performance of the Predecessor Limited Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only		Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/15	1 Year	Since Inception (11/18/13 - 12/31/15)	3 Years	5 Years	10 Years	Since Inception (01/01/03 - 12/31/15)
Driehaus Micro Cap Growth Fund (DMCRX)[1]	–0.55%	15.58%	20.11%	10.82%	10.20%	16.88%
Russell Microcap® Growth Index[2]	–3.85%	3.41%	15.30%	10.08%	5.74%	9.53%

[1]

The Driehaus Micro Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. on November 18, 2013. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the micro cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate microcap growth manager's opportunity set.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 97.3%
HEALTH CARE — 32.0%
Biotechnology — 14.9%
Blueprint Medicines Corp.**	154,786	$4,077,062
Dimension Therapeutics, Inc.**	97,279	1,097,307
Dynavax Technologies Corp.**	153,427	3,706,796
Exelixis, Inc.**	211,178	1,191,044
Five Prime Therapeutics, Inc.**	105,663	4,385,015
Flexion Therapeutics, Inc.**	196,970	3,795,612
Global Blood Therapeutics, Inc.**	62,377	2,016,648
Heron Therapeutics, Inc.**	79,155	2,113,439
Idera Pharmaceuticals, Inc.**	353,180	1,091,326
Loxo Oncology, Inc.**	152,032	4,325,310
MacroGenics, Inc.**	107,939	3,342,871
Mirati Therapeutics, Inc.**	88,921	2,809,904
Otonomy, Inc.**	71,575	1,986,206
Sunesis Pharmaceuticals, Inc.**	701,351	629,463
Synergy Pharmaceuticals, Inc.**	246,130	1,395,557
Vitae Pharmaceuticals, Inc.**	122,396	2,215,368
Xencor, Inc.**	120,715	1,764,853

		41,943,781

Health Care Equipment & Supplies — 7.1%
AtriCure, Inc.**	115,722	2,596,802
Avinger, Inc.**	176,227	4,002,115
Cerus Corp.**	194,309	1,228,033
GenMark Diagnostics, Inc.**	54,190	420,514
K2M Group Holdings, Inc.**	146,489	2,891,693
LeMaitre Vascular, Inc.	273,996	4,726,431
Vascular Solutions, Inc.**	95,456	3,282,732
Veracyte, Inc.**	141,899	1,021,673

		20,169,993

Pharmaceuticals — 5.0%
Dermira, Inc.**	48,279	1,670,936
Foamix Pharmaceuticals, Ltd.**	322,054	2,611,858
Intersect ENT, Inc.**	52,437	1,179,833
Intra-Cellular Therapies, Inc.**	48,462	2,606,771
KemPharm, Inc.**	124,884	2,480,196
MyoKardia, Inc.**	144,249	2,114,690
Revance Therapeutics, Inc.**	39,431	1,346,963

		14,011,247

Health Care Providers & Services — 2.9%
Aceto Corp.	74,676	2,014,758
AMN Healthcare Services, Inc.**	87,009	2,701,629
Cross Country Healthcare, Inc.**	208,094	3,410,661

		8,127,048

Life Sciences Tools & Services — 2.1%
NeoGenomics, Inc.**	764,898	6,019,747

Total HEALTH CARE		90,271,816

	Number of Shares	Value (Note A)
INFORMATION TECHNOLOGY — 24.4%
Software — 7.9%
Callidus Software, Inc.**	273,078	$5,071,058
Globant SA**	179,715	6,741,110
Mitek Systems, Inc.**	293,022	1,204,320
Paycom Software, Inc.**	126,406	4,756,658
Proofpoint, Inc.**	39,210	2,549,042
Zix Corp.**	371,141	1,885,396

		22,207,584

Internet Software & Services — 6.4%
Autobytel, Inc.**	167,195	3,771,919
Instructure, Inc.**	128,535	2,676,099
Q2 Holdings, Inc.**	191,757	5,056,632
QuinStreet, Inc.**	328,259	1,408,231
SPS Commerce, Inc.**	27,866	1,956,472
Stamps.com, Inc.**	29,151	3,195,241

		18,064,594

Semiconductors & Semiconductor Equipment — 5.4%
Applied Micro Circuits Corp.**	126,222	804,034
CEVA, Inc.**	154,052	3,598,655
Inphi Corp.**	192,344	5,197,135
MaxLinear, Inc. — A**	70,087	1,032,382
NeoPhotonics Corp.**	214,042	2,324,496
Silicon Motion Technology Corp. — ADR	74,566	2,338,390

		15,295,092

Information Technology Services — 1.7%
ExlService Holdings, Inc.**	52,317	2,350,603
Hackett Group, Inc.	153,024	2,459,096

		4,809,699

Computers & Peripherals — 1.1%
CPI Card Group, Inc.**	132,831	1,415,978
Immersion Corp.**	155,269	1,810,437

		3,226,415

Communications Equipment — 1.0%
CalAmp Corp.**	99,489	1,982,816
Oclaro, Inc.**	239,686	834,107

		2,816,923

Electronic Equipment, Instruments & Components —0.9%
Mercury Systems, Inc.**	138,154	2,536,507

Total INFORMATION TECHNOLOGY		68,956,814

CONSUMER DISCRETIONARY — 13.9%
Leisure Equipment & Products — 2.7%
MCBC Holdings, Inc.**	109,481	1,499,890
Nautilus, Inc.**	108,490	1,813,953
Smith & Wesson Holding Corp.**	192,547	4,232,183

		7,546,026

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (Note A)
Auto Components — 2.5%
Motorcar Parts of America, Inc.**	125,635	$4,247,719
Standard Motor Products, Inc.	46,406	1,765,748
Unique Fabricating, Inc.	83,970	1,036,190

		7,049,657

Hotels, Restaurants & Leisure — 2.5%
Carrols Restaurant Group, Inc.**	210,297	2,468,887
Chuy’s Holdings, Inc.**	114,658	3,593,382
Good Times Restaurants, Inc.**	182,766	877,277

		6,939,546

Specialty Retail — 2.0%
Francesca’s Holdings Corp.**	103,680	1,805,069
MarineMax, Inc.**	105,955	1,951,691
Tile Shop Holdings, Inc.**	122,147	2,003,211

		5,759,971

Household Durables — 1.2%
Bassett Furniture Industries, Inc.	67,307	1,688,060
Universal Electronics, Inc.**	32,565	1,672,213

		3,360,273

Internet & Catalog Retail — 0.9%
Duluth Holdings, Inc.**	102,380	1,493,724
Nutrisystem, Inc.	55,180	1,194,095

		2,687,819

Diversified Consumer Services — 0.9%
Chegg, Inc.**	206,296	1,388,372
Weight Watchers International, Inc.**	50,335	1,147,638

		2,536,010

Textiles, Apparel & Luxury Goods — 0.9%
Cherokee, Inc.**	144,241	2,488,157
Media — 0.3%
Xcel Brands, Inc.**	98,478	738,585

Total CONSUMER DISCRETIONARY		39,106,044

INDUSTRIALS — 12.3%
Building Products — 4.5%
American Woodmark Corp.**	18,173	1,453,477
Gibraltar Industries, Inc.**	147,039	3,740,672
Griffon Corp.	140,321	2,497,714
Insteel Industries, Inc.	32,110	671,741
Patrick Industries, Inc.**	59,978	2,609,043
PGT, Inc.**	156,071	1,777,649

		12,750,296

Professional Services — 2.5%
Heidrick & Struggles International, Inc.	47,191	1,284,539
Kforce, Inc.	88,664	2,241,426

	Number of Shares	Value (Note A)
Paylocity Holding Corp.**	51,106	$2,072,348
Resources Connection, Inc.	80,587	1,316,792

		6,915,105

Airlines — 2.0%
Controladora Vuela Cia de Aviacion SAB de CV — ADR**	194,731	3,341,584
SkyWest, Inc.	123,873	2,356,064

		5,697,648

Construction & Engineering — 1.6%
Argan, Inc.	61,349	1,987,708
Comfort Systems USA, Inc.	89,802	2,552,173

		4,539,881

Aerospace & Defense — 0.5%
TASER International, Inc.**	84,772	1,465,708
Machinery — 0.5%
Lydall, Inc.**	39,394	1,397,699
Electrical Equipment — 0.4%
LSI Industries, Inc.	80,488	981,149
Trading Companies & Distributors — 0.3%
Lawson Products, Inc.**	39,064	912,144

Total INDUSTRIALS		34,659,630

TELECOMMUNICATION SERVICES — 5.9%
Diversified Telecommunication Services — 3.9%
8X8, Inc.**	215,621	2,468,860
GTT Communications, Inc.**	228,260	3,894,116
Inteliquent, Inc.	261,366	4,644,474

		11,007,450

Wireless Telecommunication Services — 2.0%
RingCentral, Inc. — A**	242,202	5,711,123

Total TELECOMMUNICATIONS SERVICES		16,718,573

FINANCIALS — 4.9%
Commercial Banks — 2.3%
BNC Bancorp	88,353	2,242,399
Hanmi Financial Corp.	110,068	2,610,813
Live Oak Bancshares, Inc.	121,927	1,731,363

		6,584,575

Thrifts & Mortgage Finance — 1.4%
LendingTree, Inc.**	44,681	3,989,120
Insurance — 1.2%
Atlas Financial Holdings, Inc.**	162,936	3,242,426

Total FINANCIALS		13,816,121

MATERIALS — 1.6%
Construction Materials — 0.7%
US Concrete, Inc.**	39,431	2,076,436
Metals & Mining — 0.5%
US Silica Holdings, Inc.	74,272	1,391,115

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (Note A)
Chemicals — 0.4%
Flotek Industries, Inc.**	101,000	$1,155,440

Total MATERIALS		4,622,991

CONSUMER STAPLES — 1.5%
Food Products — 1.5%
Calavo Growers, Inc.	30,403	1,489,747
John B Sanfilippo & Son, Inc.	48,536	2,622,400

		4,112,147

Total CONSUMER STAPLES		4,112,147

ENERGY — 0.8%
Oil, Gas & Consumable Fuels — 0.5%
Callon Petroleum Co.**	155,983	1,300,898
Energy Equipment & Services — 0.3%
TETRA Technologies, Inc. **	126,296	949,746

Total ENERGY		2,250,644

Total EQUITY SECURITIES (Cost $257,117,233)		274,514,780

TOTAL INVESTMENTS (COST $257,117,233)	97.3%	$274,514,780
Other Assets In Excess Of Liabilities	2.7%	7,663,357

Net Assets	100.0%	$282,178,137

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$262,918,598

Gross Appreciation	$26,899,390
Gross Depreciation	(15,303,208)

Net Appreciation	$11,596,182

** Non-income producing security

ADR — American Depository Receipt

Top Ten Holdings*

Globant SA	2.4%
NeoGenomics, Inc.	2.1%
RingCentral, Inc. — A	2.0%
Inphi Corp.	1.8%
Callidus Software, Inc.	1.8%
Q2 Holdings, Inc.	1.8%
Paycom Software, Inc.	1.7%
LeMaitre Vascular, Inc.	1.7%
Inteliquent, Inc.	1.6%
Five Prime Therapeutics, Inc.	1.6%

*	All percentages are stated as a percent of net assets at December 31, 2015.

Notes to Financial Statements are an integral part of this Schedule.

Statements of Assets and Liabilities

December 31, 2015

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
ASSETS:
Investments, at cost	$1,254,812,610	$360,559,374

Investments, at market value	$1,279,391,056	$387,061,332
Foreign currency, at value*	—	3,899,117
Cash	66,435,995	23,129,463
Collateral held at custodian for the benefit of brokers	—	14,452,873
Receivables:
Dividends	3,459,227	291,731
Investment securities sold	30,133,332	17,359,236
Fund shares sold	13,707,104	1,733,521
Due from affiliate	—	—
Prepaid expenses	13,927	30,120

TOTAL ASSETS	1,393,140,641	447,957,393

LIABILITIES:
Payables:
Investment securities purchased	17,138,671	8,544,065
Fund shares redeemed	10,038,214	3,611,713
Net unrealized depreciation on unsettled foreign currency transactions	245,756	8,991
Due to affiliate	1,770,415	563,460
Accrued foreign capital gains taxes	1,177,151	1,575,315
Audit and tax fees	39,936	25,740
Accrued expenses	309,483	112,357
Outstanding options written, at value (premiums received $704,424)	—	798,000

TOTAL LIABILITIES	30,719,626	15,239,641

NET ASSETS	$1,362,421,015	$432,717,752

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	51,369,065	36,503,251

NET ASSET VALUE	$26.52	$11.85

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2015:
Paid-in capital	$1,524,308,976	$474,766,553
Accumulated net investment income (loss)	129,107	(35,177)
Accumulated net realized gain (loss)	(186,315,993)	(68,400,042)
Unrealized net foreign exchange gain (loss)	(279,521)	(21,964)
Unrealized net appreciation (depreciation) on written options	—	(93,576)
Unrealized net appreciation (depreciation) on investments	24,578,446	26,501,958

NET ASSETS	$1,362,421,015	$432,717,752

*	The cost of foreign currency was $0, $3,885,735, $261,996, $0 and $0, respectively.

Notes to Financial Statements are an integral part of this Statement.

Statements of Assets and Liabilities

December 31, 2015

Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund

$18,866,282	$287,491,268	$257,117,233

$18,290,003	$324,556,537	$274,514,780
261,464	—	—
1,073,629	19,787,017	8,609,183
—	—	—

8,824	533,807	41,975
151,493	2,346,804	—
11,575	171,207	1,227,946
5,789	—	—
13,422	13,804	59,472

19,816,199	347,409,176	284,453,356

189,190	5,600,477	467,848
—	28,714	1,433,960
703	7,810	—
—	424,876	304,105
—	—	—
22,010	24,310	20,560
34,664	74,335	48,746
—	—	—

246,567	6,160,522	2,275,219

$19,569,632	$341,248,654	$282,178,137

2,223,564	33,844,520	26,276,429

$8.80	$10.08	$10.74

$21,902,053	$304,569,864	$281,916,621
—	(876,346)	—
(1,755,578)	524,522	(17,136,031)
(564)	(34,655)	—
—	—	—
(576,279)	37,065,269	17,397,547

$19,569,632	$341,248,654	$282,178,137

Notes to Financial Statements are an integral part of this Statement.

Statements of Operations

For the Year Ended December 31, 2015

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
INVESTMENT INCOME (LOSS):
Income:
Dividends**	$30,719,234	$7,361,595
Other	28,263	—

Total income	30,747,497	7,361,595

Expenses:
Investment advisory fee	24,839,831	8,532,130
Administration fee	852,851	421,537
Professional fees	275,026	109,852
Audit and tax fees	84,912	72,938
Federal and state registration fees	67,789	10,935
Custodian fees	460,907	258,002
Transfer agent fees	383,198	76,417
Trustees’ fees	92,077	53,361
Chief compliance officer fees	12,813	12,813
Reports to shareholders	117,385	36,707
Interest expense	—	2,917
Miscellaneous	69,486	38,064

Total expenses	27,256,275	9,625,673

Investment advisory fees recaptured (waived)	—	—
Administration fees waived	—	—
Transfer agent fees waived	—	—
Other expenses reimbursed by adviser	—	—
Fees paid indirectly	(173,865)	(69,017)

Net expenses	27,082,410	9,556,656

Net investment income (loss)	3,665,087	(2,195,061)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from security transactions	(134,527,471)	(44,586,400)
Net realized foreign exchange gain (loss)	(5,503,532)	(2,660,794)
Net realized gain (loss) on written options	—	(15,760,935)
Net change in unrealized foreign exchange gain (loss)	107,192	(37,465)
Net change in unrealized appreciation (depreciation) on written options	—	(93,576)
Net change in unrealized appreciation (depreciation) on investments***	(34,711,198)	(8,156,595)

Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(174,635,009)	(71,295,765)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(170,969,922)	$(73,490,826)

*	Fund commenced operations on May 4, 2015.

**	Dividends are net of $4,247,093, $717,713, $19,194, $428,976 and $0 non-reclaimable foreign taxes withheld, respectively.

***	Net change in unrealized appreciation (depreciation) does not include net unrealized appreciation of $4,962,609 for the Driehaus International Small Cap Growth Fund in connection with the Fund’s merger. See Note I in the Notes to Financial Statements.

Notes to Financial Statements are an integral part of this Statement.

Statements of Operations

For the Year Ended December 31, 2015

Driehaus Frontier Emerging Markets Fund*	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund

$200,844	$4,619,056	$504,819
—	14,958	—

200,844	4,634,014	504,819

169,023	4,598,043	2,049,928
51,631	276,524	156,420
17,475	69,719	47,916
46,065	46,700	48,395
16,781	18,000	19,304
62,675	69,395	48,056
24,908	54,774	48,731
20,306	42,991	37,895
9,609	12,813	12,813
9,581	21,586	17,160
—	—	—
10,596	32,153	27,807

438,650	5,242,698	2,514,425

(169,023)	—	—
(7,500)	—	—
(22,500)	—	(10,500)
(14,263)	—	—
(95)	(36,420)	(7,897)

225,269	5,206,278	2,496,028

(24,425)	(572,264)	(1,991,209)

(1,756,638)	21,053,262	(6,843,839)
(72,228)	(359,390)	—
—	—	—
(564)	(14,758)	—

—	—	—

(576,279)	14,372,532	(8,070,470)

(2,405,709)	35,051,646	(14,914,309)

$(2,430,134)	$34,479,382	$(16,905,518)

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

	Driehaus Emerging Markets Growth Fund		Driehaus Emerging Markets Small Cap Growth Fund
	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2015	For the year ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$3,665,087	$2,062,220	$(2,195,061)	$(506,094)
Net realized gain (loss) on investments, written options and foreign currency transactions	(140,031,003)	(23,211)	(63,008,129)	(2,474,594)
Net change in unrealized gain (loss) on investments, written options and foreign currency transactions	(34,604,006)	(116,879,122)	(8,287,636)	7,398,856

Net increase (decrease) in net assets resulting from operations	(170,969,922)	(114,840,113)	(73,490,826)	4,418,168

Distributions to shareholders:
Net investment income	—	—	—	—
Capital gains	—	(54,103,175)	—	—

Total distributions to shareholders	—	(54,103,175)	—	—

Capital share transactions:
Proceeds from shares sold	495,687,975	693,446,944	391,387,204	426,167,539
Proceeds from shares issued in connection with merger (see Note I)	—	—	—	—
Reinvestment of distributions	—	51,221,013	—	—
Cost of shares redeemed	(663,624,481)	(509,558,324)	(395,407,314)	(111,716,374)
Redemption fees	108,595	186,630	54,128	20,494

Net increase (decrease) in net assets derived from capital share transactions	(167,827,911)	235,296,263	(3,965,982)	314,471,659

Total increase (decrease) in net assets	(338,797,833)	66,352,975	(77,456,808)	318,889,827

NET ASSETS:

Beginning of period	$1,701,218,848	$1,634,865,873	$510,174,560	$191,284,733

End of period	$1,362,421,015	$1,701,218,848	$432,717,752	$510,174,560

Accumulated net investment income (loss)	$129,107	$(4,591,578)	$(35,177)	$(1,279,354)

Capital share transactions are as follows:
Shares issued	17,103,216	21,385,832	29,084,670	31,805,044
Shares issued in connection with merger (see Note I)	—	—	—	—
Shares reinvested	—	1,731,026	—	—
Shares redeemed	(23,146,134)	(15,968,610)	(31,207,479)	(8,496,865)

Net increase (decrease) from capital share transactions	(6,042,918)	7,148,248	(2,122,809)	23,308,179

*	Fund commenced operations on May 4, 2015.

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund		Driehaus Micro Cap Growth Fund
For the period May 4, 2015 through December 31, 2015*	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2015	For the year ended December 31, 2014

$(24,425)	$(572,264)	$(975,535)	$(1,991,209)	$(1,404,609)
(1,828,866)	20,693,872	12,613,057	(6,843,839)	1,492,816

(576,843)	14,357,774	(22,136,892)	(8,070,470)	7,233,238

(2,430,134)	34,479,382	(10,499,370)	(16,905,518)	7,321,445

—	(972,621)	(1,354,663)	—	—
—	(7,898,573)	(24,445,714)	(11,379,419)	(3,527,388)

—	(8,871,194)	(25,800,377)	(11,379,419)	(3,527,388)

22,685,066	46,284,910	15,508,526	280,545,434	62,163,421

—	79,717,913	—	—	—
—	8,097,062	22,612,764	10,743,663	3,082,937
(685,300)	(37,438,916)	(53,517,412)	(92,767,630)	(31,884,076)
—	920	3,732	95,940	12,543

21,999,766	96,661,889	(15,392,390)	198,617,407	33,374,825

19,569,632	122,270,077	(51,692,137)	170,332,470	37,168,882

$—	$218,978,577	$270,670,714	$111,845,667	$74,676,785

$19,569,632	$341,248,654	$218,978,577	$282,178,137	$111,845,667

$—	$(876,346)	$(1,226,081)	$—	$—

2,300,043	4,649,732	1,427,397	23,283,839	5,750,668
—	8,325,014	—	—	—

—	814,593	2,436,720	994,767	278,999
(76,479)	(3,741,175)	(5,035,552)	(7,946,334)	(3,035,803)

2,223,564	10,048,164	(1,171,435)	16,332,272	2,993,864

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund

Financial Highlights

	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011
Net asset value, beginning of period	$29.63	$32.53	$30.61	$25.72	$32.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.06	0.04	0.10	0.13	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.17)	(1.99)	2.62	4.88	(4.97)

Total income (loss) from investment operations	(3.11)	(1.95)	2.72	5.01	(4.81)

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—	(0.12)	—
Distributions from capital gains	—	(0.95)	(0.80)	—	(1.67)

Total distributions	—	(0.95)	(0.80)	(0.12)	(1.67)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.00 ~

Net asset value, end of period	$26.52	$29.63	$32.53	$30.61	$25.72

Total Return	(10.49)%	(5.96)%	8.92%	19.51%	(15.02)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,362,421	$1,701,219	$1,634,866	$989,258	$741,291
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.65%	1.65%	1.66%	1.68%	1.68%
Ratio of net expenses to average net assets	1.64%#	1.63%#	1.64%#	1.66%#	1.64%#
Ratio of net investment income (loss) to average net assets	0.22%#	0.11%#	0.33%#	0.48%#	0.49%#
Portfolio turnover	257%	289%	264%	278%	342%

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2015		For the year ended December 31, 2014		For the year ended December 31, 2013		For the year ended December 31, 2012		For the period August 22, 2011 through December 31, 2011
Net asset value, beginning of period	$13.21		$12.49		$11.15		$8.81		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05	)^	(0.02	)^	(0.00	)^~	0.00	^~	(0.03)
Net realized and unrealized gain (loss) on investments	(1.31)		0.74		1.36		2.52		(1.16)

Total income (loss) from investment operations	(1.36)		0.72		1.36		2.52		(1.19)

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		(0.02)		(0.18)		—
Distributions from capital gains	—		—		—		—		—

Total distributions	—		—		(0.02)		(0.18)		—

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.00	~	0.00	~	—

Net asset value, end of period	$11.85		$13.21		$12.49		$11.15		$8.81

Total Return	(10.22)%		5.77%		12.11%		28.83%		(11.90	)%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$432,718		$510,175		$191,285		$80,997		$32,720
Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	1.69	%¥	1.73%		1.85%		2.15%		2.74	%*
Ratio of net expenses to average net assets	1.68	%#¥	1.71	%+#	1.90	%+#	1.99	%+#	1.97	%*+#
Ratio of net investment loss to average net assets	(0.39	)%#	(0.14	)%+#	(0.02	)%+#	(0.02	)%+#	(0.91	)%*+#
Portfolio turnover	306%		265%		223%		183%		74	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until August 21, 2014.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the year ended December 31, 2015. The interest expense is from utilizing the line of credit (see Note F in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Financial Highlights

	For the period May 4, 2015 through December 31, 2015
Net asset value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.19)

Total income (loss) from investment operations	(1.20)

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Distributions from capital gains	—

Total distributions	—

Redemption fees added to paid-in capital	—

Net asset value, end of period	$8.80

Total Return	(12.00	)%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$19,570
Ratio of expenses before reimbursements and waivers and fees recaptured, if any, to average net assets	3.89	%*
Ratio of net expenses to average net assets	2.00	%*+#
Ratio of net investment income (loss) to average net assets	(0.22	)%*+#
Portfolio turnover	66	%**

*	Annualized

**	Not Annualized

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 4, 2015. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until May 4, 2018.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011
Net asset value, beginning of period	$9.20	$10.84	$9.45	$8.51	$9.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)^	(0.04)	(0.01)^	0.03	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.17	(0.42)	2.74	0.95	(1.17)

Total income (loss) from investment operations	1.15	(0.46)	2.73	0.98	(1.10)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.03)	(0.06)	(0.13)	(0.04)	(0.05)
Distributions from capital gains	(0.24)	(1.12)	(1.21)	—	—

Total distributions	(0.27)	(1.18)	(1.34)	(0.04)	(0.05)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.00 ~

Net asset value, end of period	$10.08	$9.20	$10.84	$9.45	$8.51

Total Return	12.58%	(4.32)%	29.24%	11.67%	(11.39)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$341,249	$218,979	$270,671	$234,959	$232,729
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.71%	1.74%	1.73%	1.76%	1.73%
Ratio of net expenses to average net assets	1.70%#	1.72%#	1.70%#	1.74%#	1.69%#
Ratio of net investment income (loss) to average net assets	(0.19)%#	(0.40)%#	(0.11)%#	0.31%#	0.66%#
Portfolio turnover	251%	277%	320%	280%	311%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2015		For the year ended December 31, 2014		For the period November 18, 2013 through December 31, 2013
Net asset value, beginning of period	$11.25		$10.74		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.14	)^	(0.14)		(0.02)
Net realized and unrealized gain (loss) on investments	0.08		1.01		0.76

Total income (loss) from investment operations	(0.06)		0.87		0.74

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		—
Distributions from capital gains	(0.45)		(0.36)		—

Total distributions	(0.45)		(0.36)		—

Redemption fees added to paid-in capital	0.00	~	0.00	~	—

Net asset value, end of period	$10.74		$11.25		$10.74

Total Return	(0.55)%		8.21%		7.40	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$282,178		$111,846		$74,677
Ratio of expenses before reimbursements and waivers and fees recaptured, if any, to average net assets	1.53%		1.59%		2.28	%*
Ratio of net expenses to average net assets	1.52	%+#	1.60	%+#	1.70	%*+#
Ratio of net investment income (loss) to average net assets	(1.21	)%+#	(1.39	)%+#	(1.55	)%*+#
Portfolio turnover	183%		191%		21	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, November 18, 2013. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.70% of average daily net assets until November 18, 2016.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds

Notes to Financial Statements

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is a registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The five series (“Funds” or each a “Fund”) included in this report are as follows:

Fund	Commencement of Operations
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus Emerging Markets Small Cap Growth Fund	08/22/11
Driehaus Frontier Emerging Markets Fund	05/04/15
Driehaus International Small Cap Growth Fund*	09/17/07
Driehaus Micro Cap Growth	11/18/13

*	On December 29, 2010, the Driehaus International Small Cap Growth Fund was closed to new investors.

The investment objective of each Fund is to maximize capital appreciation.

Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

Driehaus Emerging Markets Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization emerging markets companies.

Driehaus Frontier Emerging Markets Fund seeks to achieve its objective by investing primarily in equity securities of frontier emerging markets companies.

Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

Driehaus Micro Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of micro capitalization U.S. companies exhibiting strong growth characteristics.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Fiscal Year-End

The fiscal year-end for the Funds is December 31.

Securities Valuation and Transactions

Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. Equity Certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of December 31, 2015 is as follows:

Fund	Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus Emerging Markets Growth Fund
Equity Securities:
Africa	$27,332,809	$27,332,809	$—	$—
Europe	129,164,694	122,705,510	6,459,184	—
Far East	842,279,354	842,279,354	—	—
Middle East	11,133,205	11,133,205	—	—
North America	199,855,752	199,855,752	—	—
South America	69,625,242	69,625,242	—	—

Total Investments	$1,279,391,056	$1,272,931,872	$6,459,184	$—

Driehaus Emerging Markets Small Cap Growth Fund
Assets:
Equity Securities:
Africa	$8,232,318	$8,232,318	$—	$—
Europe	28,591,073	21,631,187	6,959,886	—
Far East	285,273,836	285,273,836	—	—
Middle East	8,848,226	8,848,226	—	—
North America	30,340,588	30,340,588	—	—
South America	16,521,410	16,521,410	—	—
Equity Certificates*	3,867,881	—	3,867,881	—
Purchased Call Options by Risk Category:
Equity Contracts	1,390,000	1,390,000	—	—
Foreign Currency Contracts	150,000	150,000	—	—
Purchased Put Options by Risk Category:
Equity Contracts	3,846,000	3,846,000	—	—

Total Investments	$387,061,332	$376,233,565	$10,827,767	$—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Fund	Total Value at December 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Written Call Options by Risk Category:
Equity Contracts	$(455,000)	$(455,000)	$—	$—
Written Put Options by Risk Category:
Equity Contracts	(343,000)	(343,000)	—	—

Total Liabilities	$(798,000)	$(798,000)	$—	$—

Driehaus Frontier Emerging Markets Fund
Equity Securities
Africa	$3,743,274	$3,400,671	$342,603	$—
Europe	2,741,169	2,741,169	—
Far East	4,880,886	4,880,886	—	—
Middle East	3,559,302	3,559,302	—	—
South America	1,318,357	1,318,357	—	—
Equity Certificates*	2,047,015	—	2,047,015	—

Total Investments	$18,290,003	$15,900,385	$2,389,618	$—

Driehaus International Small Cap Growth Fund
Investments in Securities*	$324,556,537	$324,556,537	$—	$—

Driehaus Micro Cap Growth Fund
Investments in Securities*	$274,514,780	$274,514,780	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

For the year ended December 31, 2015, securities with end of period values of $193,767,401, $76,860,337 and $62,478,120 held by Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund and Driehaus International Small Cap Growth Fund, respectively, were transferred from level 2 to level 1.

Securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Income and expenses are accrued daily.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Options Contracts

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security.

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

For the year ended December 31, 2015, the average monthly volume of purchased and written options for Driehaus Emerging Markets Small Cap Growth Fund were $5,885,278 and $335,589, respectively.

The premiums received and the number of option contracts written during the year ended December 31, 2015 were as follows:

Driehaus Emerging Markets Small Cap Growth Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2014	—	$—
Options written	606,918	24,423,358
Options closed	593,418	(23,718,934)
Options expired	—	—

Options outstanding at December 31, 2015	13,500	$704,424

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2015, Driehaus Emerging Markets Small Cap Growth Fund had outstanding options as listed on the Schedule of Investments.

Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

On December 31, 2015, Driehaus Emerging Markets Small Cap Growth Fund and Driehaus Frontier Emerging Markets Fund had unrealized appreciation (depreciation) of $1,504,829 and $(105,992), respectively, as a result of their investments in these financial instruments. The aggregate market values of these certificates for Driehaus Emerging Markets Small Cap Growth Fund and Driehaus Frontier Emerging Markets Funds represented 1.0% and 11.2%, respectively, of their total market value of investments at December 31, 2015.

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Emerging Markets Small Cap Growth Fund’s derivative contracts by primary risk exposure as of December 31, 2015:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Equity contracts	Investments, at market value	$9,103,881	Outstanding options written, at value	$798,000
Foreign currency contracts	Investments, at market value	$150,000

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Frontier Emerging Markets Fund’s derivative contracts by primary risk exposure as of December 31, 2015:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value
Equity contracts	Investments, at market value	$2,047,015

The following table sets forth the Driehaus Emerging Markets Growth Fund’s realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2015.

Amount of net realized gain (loss) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$(5,378,211)

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2015.

	Amount of net realized gain (loss) on derivatives
Risk exposure category	Equity Certificates	Purchased Options	Written Options
Equity contracts	$13,561,667	$6,593,882	$(15,760,935)
Commodity contracts	—	2,894,434	—
Foreign currency contracts	—	752,578	—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Driehaus Frontier Emerging Markets Fund’s realized gain (loss) by primary risk exposure and by type of derivative contract for the period May 4, 2015 through December 31, 2015.

Amount of net realized gain (loss) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$(276,840)

The following table sets forth the Driehaus Emerging Markets Growth Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2015.

Change in net unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$1,293,961

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2015.

	Change in net unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates	Purchase Options	Written Options
Equity contracts	$(13,927,559)	$558,079	$(93,576)
Foreign currency contracts	—	(301,251)	—

The following table sets forth the Driehaus Frontier Emerging Markets Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period May 4, 2015 through December 31, 2015.

Change in net unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$(105,992)

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected or will elect to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2015, 2014, 2013 and 2012 remain open to Federal and state audit. As of December 31, 2015, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund’s financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and regulations that exist in the foreign markets in which they invest.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”).

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

For the year ended December 31, 2015, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies, net operating losses and foreign capital gain taxes paid. Results of operations and net assets were not affected by these reclassifications.

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
Undistributed net investment income	$1,055,598	$3,439,238	$24,425	$1,894,620	$1,991,209
Undistributed net realized gain	10,168,947	2,787,470	73,288	(8,770,091)	(592)
Paid-in capital	(11,224,545)	(6,226,708)	(97,713)	6,875,471	(1,990,617)

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a fund that may be carried forward for a maximum period of eight years and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused. The following table shows the expiration dates for capital loss carryover from pre-enactment taxable years and the amounts of capital loss carryover, if any, by each of the applicable Funds as of December 31, 2015:

	Pre-Enactment Net Capital Loss Carryover Expiring In	Post-Enactment Unlimited Period of Net Capital Loss Carryover
Fund	2016	Short- Term	Long-Term	Accumulated Capital Loss Carryover
Driehaus Emerging Markets Growth Fund	$—	$172,498,021	$—	$172,498,021
Driehaus Emerging Markets Small Cap Growth Fund	$—	$66,943,305	$—	$66,943,305
Driehaus Frontier Emerging Markets Fund	$—	$1,724,048	$—	$1,724,048
Driehaus International Small Cap Growth Fund	$2,128,468	$—	$—	$—

During the year ended December 31, 2015, Driehaus International Small Cap Growth Fund utilized $4,385,278 of capital loss carryforwards.

The capital loss carryforward amounts stated above for Driehaus International Small Cap Growth Fund are capital losses inherited from its merger with Driehaus International Discovery Fund on March 6, 2015, which may be applied against any realized net taxable capital gains in future years. Section 382 of the Code imposes certain limitations that reduced the Fund’s ability to use the capital loss carryforwards from Driehaus International Discovery Fund and a total of $213,228,955 expired unused.

Pursuant to Federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and December 31 as occurring on the first day of the

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

following tax year. For the year ended December 31, 2015, the following qualified late-year losses were deferred and recognized on January 1, 2016:

Fund	Late-Year Ordinary Loss Deferral	Total Net Capital Loss Deferral	Total
Driehaus International Small Cap Growth Fund	$429,841	$—	$429,841
Driehaus Micro Cap Growth Fund	—	11,334,666	11,334,666

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from:	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
Ordinary income	$—	$—	$—	$474,717	$—
Net long-term capital gain	—	—	—	8,396,477	11,379,419

Total distributions paid	$—	$—	$—	$8,871,194	$11,379,419

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from:	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
Ordinary income	$1,569,189	$—	$10,021,652	$1,275,778
Net long-term capital gain	52,533,986	—	15,778,725	2,251,610

Total distributions paid	$54,103,175	$—	$25,800,377	$3,527,388

As of December 31, 2015, the components of net assets on a tax basis were as follows:

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
Undistributed ordinary income	$—	$—	$—	$—	$—
Undistributed long-term capital gain	—	—	—	3,539,504	—

Accumulated earnings	$—	$—	$—	$3,539,504	$—
Paid-in capital	1,524,308,976	474,766,553	21,902,053	304,569,864	281,916,621
Accumulated capital and other losses	(172,498,021)	(66,943,305)	(1,724,048)	(2,558,309)	(11,334,666)
Unrealized appreciation (depreciation) on foreign currency	(150,414)	(115,540)	(564)	(34,655)	—
Unrealized appreciation on investments	10,760,474	24,757,846	(607,809)	35,732,250	11,596,182
Other temporary differences	—	252,198	—	—	—

Net assets	$1,362,421,015	$432,717,752	$19,569,632	$341,248,654	$282,178,137

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on spot contracts underlying securities transactions and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of spot contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the year ended December 31, 2015.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

B.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, an Interested Trustee of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives monthly fees. Driehaus Micro Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of the Fund’s average daily net assets. Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund and Driehaus International Small Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets.

DCM has entered into an agreement to cap Driehaus Micro Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 1.70% of average daily net assets until November 18, 2016. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2015, DCM did not waive or recapture fees for Driehaus Micro Cap Growth Fund under this agreement and there are no amounts still subject to recapture.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

DCM has entered into a contractual agreement to cap Driehaus Frontier Emerging Markets Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses) at 2.00% of average daily net assets until May 4, 2018. For a period of three years subsequent to the Fund’s commencement of operations on May 4, 2015, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the period ended December 31, 2015, DCM waived fees for Driehaus Frontier Emerging Markets Fund totaling $169,023 and reimbursed expenses of $14,263 under this agreement, and the amount of potential recovery expiring May 4, 2018 was $183,286.

The amounts accrued and payable to DCM during the year ended December 31, 2015 are as follows:

Fund	Advisory Fees	Advisory Fees Payable (included in Due to affiliate)
Driehaus Emerging Markets Growth Fund	$24,839,831	$1,770,415
Driehaus Emerging Markets Small Cap Growth Fund	8,532,130	563,460
Driehaus Frontier Emerging Markets Fund	169,023	—
Driehaus International Small Cap Growth Fund	4,598,043	424,876
Driehaus Micro Cap Growth Fund	2,049,928	304,105

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2015, these arrangements reduced the expenses of Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund, Driehaus International Small Cap Growth Fund and Driehaus Micro Cap Growth Fund by $173,865 (0.6%), $69,017 (0.7%), $95 (0.0%), $36,420 (0.7%) and $7,897 (0.3%), respectively.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary and bonus. No other officers received compensation from the Funds. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statements of Operations.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Funds’ administrative and accounting agent. In compensation for these services, BNY Mellon earns the larger of a monthly minimum fee or a monthly fee based upon average daily net assets. For the period ended December 31, 2015, BNY Mellon waived $7,500 for administrative and accounting fees for Driehaus Frontier Emerging Markets Fund. BNY Mellon also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, BNY Mellon earns a monthly fee based on shareholder processing activity during the month. BNY Mellon has agreed to waive a portion of its monthly fee for transfer agent service for the first two years of operations for Driehaus Frontier Emerging Markets Fund and Driehaus Micro Cap Growth Fund. For the year ended December 31, 2015, BNY Mellon waived $22,500 and $10,500, respectively, for Driehaus Frontier Emerging Markets Fund and Driehaus Micro Cap Growth Fund.

C.  OTHER FINANCIAL INSTRUMENTS

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2015, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The unrealized appreciation or depreciation on spot contracts is reflected as a separate line item in the Statements of Assets and Liabilities. On December 31, 2015, the Funds’ currency transactions were limited to transaction hedges.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

D.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations and options, for the year ended December 31, 2015 were as follows:

Fund	Purchases	Sales
Driehaus Emerging Markets Growth Fund	$3,955,812,307	$4,143,273,987
Driehaus Emerging Markets Small Cap Growth Fund	1,583,350,886	1,609,362,426
Driehaus Frontier Emerging Markets Fund	30,926,373	10,304,513
Driehaus International Small Cap Growth Fund	756,998,975	732,962,808
Driehaus Micro Cap Growth Fund	477,295,135	299,931,875

E.  RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. On December 31, 2015, the Funds held no restricted securities, other than equity certificates. Since an investment in equity certificates represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are also deemed to be restricted (see Note A).

F.  LINE OF CREDIT

Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund and Driehaus Micro Cap Growth Fund have, with certain other funds in the Trust, together obtained a committed line of credit in the amount of $50,000,000. This line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%, or 1.75%, whichever is greater. Driehaus Emerging Markets Small Cap Growth Fund utilized the line of credit during the period October 9, 2015 to October 15, 2015. For the period October 9, 2015 to October 15, 2015, the average daily loan balance outstanding on days where borrowings existed was $10,000,000 and the weighted average interest rate was 0.1%. The interest expense, which is included on the Statements of Operations, was $2,917 for Driehaus Emerging Markets Small Cap Growth Fund.

G.  FOREIGN INVESTMENT RISKS

To the extent a Fund invests in foreign securities, it may be subject to risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H.  REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital and reflected in the Statements of Changes in Net Assets.

I.  FUND MERGERS

At a meeting of the Board of Trustees of the Trust held on October 23, 2014, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Agreement”) of the Driehaus International Discovery Fund with and into the Driehaus International Small Cap Growth Fund (the “Merger”), each a series of the Trust. The shareholders of the Driehaus International Discovery Fund approved the Agreement during a special meeting of the shareholders held on February 11, 2015.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The Merger, which occurred after the close of business on March 6, 2015, was accomplished by a tax-free exchange of 8,325,014 shares of the Driehaus International Small Cap Growth Fund for 2,568,861 shares of the Driehaus International Discovery Fund outstanding at that date. The following is a summary of shares outstanding, net assets and net asset value per share for these Funds before and after the Merger:

	Before Reorganization		After Reorganization
	Driehaus International Discovery Fund	Driehaus International Small Cap Growth Fund	Driehaus International Small Cap Growth Fund
Shares Outstanding	2,568,861	23,904,657	32,229,671
Net Assets	$79,717,913	$228,904,169	$308,622,082
Net Asset Value	$31.03	$9.58	$9.58
Unrealized Appreciation	$4,962,609	$25,939,590	$30,902,199

Assuming this reorganization had been completed on January 1, 2015, the Driehaus International Small Cap Growth Fund’s results of operations for the year ended December 31, 2015 would have been as follows:

Net investment loss	$(704,311)
Net realized and change in unrealized gains (losses) on investments	$44,149,693
Net increase in assets from operations	$43,445,382

Because the combined portfolios of investments have been managed as a single portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings to the Driehaus International Small Cap Growth Fund that have been included in its statement of operations since the mergers.

J.  SUBSEQUENT EVENTS

Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements. There are no subsequent events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Driehaus Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund, Driehaus International Small Cap Growth Fund, and Driehaus Micro Cap Growth Fund, (collectively, the “Funds”) as of December 31, 2015, and the related statements of operations, statements of changes in net assets and financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds noted above at December 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 23, 2016

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust as of January 1, 2016:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	8	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser. President of the Trust from 1996-2011.	None
Independent Trustees:
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chairman	Since 1996 Since 2014	8	Retired; President of Ludan, Inc. (real estate services specializing in senior housing) from April 2008 to December 2014.	None
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	8	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present.	Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc., 2008- 2010; Advisory Board of the Trust, 2011-2012.
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	8	Relationship Manager, Great Lakes Advisors, Inc. since February 2008.	None
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	8	Private Investor since September 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Independent Trustee, Metropolitan Series Fund, Inc. since May 2009; Advisory Board of the Trust, 2011-2012.
Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	8	Retired; Partner, Portfolio Manager, Director of High Yield and Convertible Securities, Lord Abbett & Co.; 35 years professional investment experience, 1980-2014.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Senior Vice President of the Trust from 2006-2011.
Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor from 2004-2012.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012.
Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012; Compliance Officer, Pacific Investment Management Company LLC and PIMCO Investments LLC from 2010-2011; Senior Compliance Analyst of the Adviser and Distributor from 2007-2010.
William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Secretary	Since 2015	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2010; Assistant Vice President and Manager, PNC from 2008-2010.
Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010.
Christine V. Mason 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1956	Assistant Secretary	Since 2015	Senior Specialist, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2013; Senior Paralegal, Foreside Funds Distributors LLC (formerly BNY Mellon Distributors Inc.) from 2004-2013.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2015.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus Emerging Markets Growth Fund

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Six Months Ended December 31, 2015*
Actual	$1,000	$856.10	$7.63
Hypothetical (5% return before expenses)	$1,000	$1,016.99	$8.29

Driehaus Emerging Markets Small Cap Growth Fund

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Six Months Ended December 31, 2015*
Actual	$1,000	$836.40	$7.92
Hypothetical (5% return before expenses)	$1,000	$1,016.59	$8.69

Fund Expense Examples — (Continued)

Driehaus Frontier Emerging Markets Fund

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Six Months Ended December 31, 2015*
Actual	$1,000	$900.70	$9.58
Hypothetical (5% return before expenses)	$1,000	$1,015.12	$10.16

Driehaus International Small Cap Growth Fund

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Six Months Ended December 31, 2015*
Actual	$1,000	$995.00	$8.55
Hypothetical (5% return before expenses)	$1,000	$1,016.64	$8.64

Driehaus Micro Cap Growth Fund

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Six Months Ended December 31, 2015*
Actual	$1,000	$841.20	$6.96
Hypothetical (5% return before expenses)	$1,000	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

Driehaus Emerging Markets Growth Fund	1.63%
Driehaus Emerging Markets Small Cap Growth Fund	1.71%
Driehaus Frontier Emerging Markets Fund	2.00%
Driehaus International Small Cap Growth Fund	1.70%
Driehaus Micro Cap Growth Fund	1.50%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2015

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds designate the following amounts as a long-term capital gain distribution:

Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
$—	$—	$—	$9,888,252	$11,379,419

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
0.00%	0.00%	0.00%	100.00%	0.00%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
0.00%	0.00%	0.00%	0.00%	0.00%

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS OF DRIEHAUS FRONTIER EMERGING MARKETS FUND

At a Special Meeting of Shareholders of Driehaus Frontier Emerging Markets Fund (the “Fund”) held on August 10, 2015, the Fund’s shareholders approved a change in the Fund’s fundamental investment policy regarding concentration by the following votes:

Affirmative (Shares Voted / % of Outstanding Shares)	Against (Shares Voted / % of Outstanding Shares)	Abstain (Shares Voted / % of Outstanding Shares)
1,049,233.682 / 91.98%	0.000 / 0.00%	0.000 / 0.00%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2015 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

Board Considerations in Connection with the Annual Review of the Investment Advisory Agreement

The Board of Trustees of Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DREGX”), Driehaus International Small Cap Growth Fund (“DRIOX”), Driehaus Micro Cap Growth Fund (“DMCRX”) and Driehaus Emerging Markets Small Cap Growth Fund (“DRESX”) (DREGX, DRIOX, DMCRX and DRESX are each a “Fund” and collectively, the “Funds”) on September 22, 2015 for an additional one-year term ending September 30, 2016 for each Fund. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel on September 17, 2015 to review the materials provided in response to their request, and identified areas for further response by Fund management. Following receipt of further responses from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

The Board reviewed DREGX’s and DRIOX’s performance on a net return basis over the 1-, 3- and 5 year and year-to-date periods ended June 30, 2015. For DRESX, the Board considered the performance on a net return basis for the 1- and 3-year and year-to-date periods ended June 30, 2015. For DMCRX, the Board considered the performance on a net return basis for the 1-year and year-to-date periods ended June 30, 2015. The Board also reviewed performance for DMCRX that included one of its predecessor limited partnerships for the 3 and 5-year periods ended June 30, 2015; and performance for DRESX, including that of its predecessor limited partnership, for the 5-year period ended June 30, 2015. Because the predecessor limited partnerships to DMCRX and DRESX did not operate as mutual funds and were not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of these Funds’ longer-term performance information. The Board also received update performance information through August 31, 2015. The Board noted that the Adviser represented that because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records, it was meaningful to also analyze the performance over rolling time periods, and the Board reviewed rolling relative performance to benchmark information for certain Funds. The Board compared short-term and longer-term returns to various agreed-upon performance measures, including market indices and peer groups. Peer group data was compiled from Lipper Fund Data, an independent provider of mutual fund data that is a service of Thomson Reuters Corporation (“Lipper”). The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser for each Fund continue to be satisfactory.

As to the specific Funds, the Board noted that DREGX’s performance was in the top decile of its peer group for the 3- and 5-year periods and in the second quartile for the 1-year period. The Board also noted that DREGX outperformed its benchmark index for the 3-, 5- and 10-year and since-inception (December 31, 1997) periods, while underperforming its benchmark index for the 1-year period. With respect to DRIOX, the Board noted that, although its performance for the 5-year period was below the median of its peer group, its performance was above the median for the 1- and 3-year and year-to-date periods (second, second and first quartiles, respectively). The Board also noted that DRIOX outperformed its benchmark index for the 1, 3-, 5- and 10-year periods (the latter of which includes the performance of its predecessor partnership). The Board considered that DMCRX’s performance for the 1-, 3- and 5-year and year-to-date periods was in the top decile of its peer group (noting that the 3- and 5-year periods include the performance of a predecessor partnership). In addition, the Board noted that DMCRX outperformed its benchmark index for the since-inception, and 1-, 3-, 5- and 10-year periods (all of which except the 1-year period include the performance of a predecessor partnership). For DRESX, the Board noted that the Fund’s performance was in the top decile of its peer group for the year-to-date and 1, 3- and 5-year periods (the 5-year period includes the performance of its predecessor limited partnership). In addition, the Fund outperformed its benchmark for the 1-, 3- and 5-year periods (the latter of which includes the performance of its predecessor limited partnership).

The Board also considered each Fund’s rolling 1-year, 3-year and 5-year returns over the life of the Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund outperformed its benchmark index. As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.

Fees.    The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio as of June 30, 2015, and compared the advisory fee and total expense ratio to the fees and expense ratios of peer group funds based on data compiled from Lipper as of June 30, 2015. The information provided to the Board showed that each Fund’s advisory fee rate ranked high as compared to its peer group; however, because of the Funds’ fee structures, total expense ratios are relatively competitive, as they all fall between the 30th and 46th percentiles (1st percentile being the highest expense ratio). The Board considered, among other factors, the Funds’ asset size and noted for DRESX that asset growth has resulted in a decrease in the Fund’s expense ratio. In addition, the Board considered, for DMCRX, the expense reimbursement arrangements with the Adviser. The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts, as applicable. With respect to institutional accounts, the Board noted that: (i) both the mix of services provided and the level of responsibility and resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts; and (ii) the advisory fees for the other accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment style. In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $435,000 in directed brokerage credits during calendar year 2014, which were used to reduce expenses of the Funds.

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board noted that DRIOX is currently closed to new investors in order to maintain assets at a level that the Adviser feels is prudent, which limits the Fund’s profitability to the Adviser. The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee, and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation and that DS LLC provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, the expense of which is reimbursed by the Adviser under an expense sharing arrangement with DS LLC. The Board concluded that, based on the projected profitability calculated for the Trust as well as for the Funds individually (noting that DMCRX was expected to be operated at a loss), the advisory fees appeared to be reasonable.

Economies of Scale.    In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment style, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

DRH-AR2015

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus

Trustee

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

Christopher J. Towle*

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Chairman of the Board

Robert H. Gordon

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Chief Legal Officer &

Assistant Vice President

Michael R. Shoemaker

Chief Compliance Officer &

Assistant Vice President

William H. Wallace, III

Secretary

Michael P. Kailus

Assistant Secretary & Anti-Money

Laundering Compliance Officer

Christine Mason

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator & Transfer Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

* Effective January 1, 2016

Annual Report to Shareholders

December 31, 2015

Driehaus Active Income Fund

Driehaus Select Credit Fund

Driehaus Event Driven Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds’ prospectus.

Driehaus Active Income Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Active Income Fund (“Fund”) returned -1.07% for the year ended December 31, 2015. This return was below the performance of the Fund’s benchmark index, the Citigroup 3-Month T-Bill Index, which returned 0.03% for the same period. The Fund also underperformed the Barclays Capital US Aggregate Bond Index, which returned 0.55% for the same period.

Credit and equity markets experienced heightened volatility throughout much of the year over concerns about global economic growth, an impending rise in US interest rates, steep drops in the price of oil and most other commodities, and a potential “hard landing” by China. High yield returned -4.64% for 2015, the first negative annual return since 2008. Spreads widened nearly 300 basis points from their tights at 438 in late February to their wides of 733 in mid-December. Similarly, investment grade spreads widened approximately 50 basis points from their tights in early March at 129 to the wides in late September at 180, and the market returned -0.63% for the year. During the year, 37 US companies defaulted, representing $38 billion of bonds. Energy and coal companies represented 70% of the default volume in 2015. Including distressed exchanges, the high yield default rate was 2.56% at year-end.

The event-driven strategy was the largest contributor to performance for the year, followed by the capital structure arbitrage strategy. Event trades focus on catalyst-driven corporate events, such as mergers and acquisitions (M&A) or company announcements. Depending on the anticipated timing and nature of the event, these trades can be structured using a single security type or a combination of bonds, options, bank loans, swaps and equities. The largest contributors to performance in the event-driven strategy were several risk arbitrage trades that performed well as M&A deals closed or as M&A spreads contracted. In the capital structure arbitrage strategy, gains on bearish trades on energy and retail companies were largely offset by losses in long-leaning trades. Capital structure arbitrage trades are created with a long and short side to the trade, which will typically move inversely to each other, allowing us to hedge risk and dampen volatility. While one side of the trade will often detract from the trade, the overall trade is designed for the contributor to be larger than the detractor.

The directional long, pairs trading and convertible arbitrage strategies detracted from performance. High yield spread widening caused losses in many of the directional long trades. Losses in energy, retail, e-learning and health care companies were not offset by gains in positions in pharmacy, emerging markets, gaming, gym, payment processing, amusement park, publishing and industrial manufacturing companies. The pairs trading performance was driven primarily by a trade related to office supply stores as well as a position in an emerging markets energy company. The convertible arbitrage strategy detracted from performance as many of the trades were long-leaning and underperformed as credit spreads widened. Convertible arbitrage trades attempt to profit from changes in a company’s equity volatility by purchasing a convertible bond and simultaneously shorting the same company’s common stock.

Both of the hedging strategies detracted from performance in 2015. The interest rate hedge, which is constructed with US Treasury futures and US Treasury swaptions, lost value as rates contracted sharply during the first nine months of the year before stabilizing and widening marginally in the fourth quarter in anticipation of the Federal Reserve raising interest rates. Gains on volatility trades focused on West Texas Intermediate crude oil prices were offset by losses on trades that were focused on equity indices. Volatility trades are generally constructed by implementing various option strategies, such as straddles or strangles on various market indices or through the use of credit default swaps on indices. In general, the volatility trades had a positive contribution to performance during some of the more volatile months during the year.

Looking ahead, we believe the difficult environment seen over the past year has created considerable opportunities. Market stress experienced during 2015 differed greatly from prior risk-off episodes in recent memory, such as the Taper Tantrum of 2013, the Euro Sovereign Crisis of 2011, and the Credit Crisis of 2008. Those episodes were dominated by a concentrated set of explosive systemic risks. Consequently, when those risks were reduced asset prices rebounded sharply. Now there are many risks and they are not at all concentrated, nor are they particularly explosive. Therefore, there is no quick solution to the market’s stresses, but importantly, we’d argue the potential damage from this episode is far less than those of 2011 and 2008. As such, we start the year focused on trades that have more idiosyncratic risk and less market risk. We also continue to seek out risk arbitrage opportunities in low and mid-risk M&A trades as well as positions with

1

sizable carry that can withstand a reasonable amount of spread widening without a material increase in default risk. Finally, we are maintaining a sharp focus on liquidity within the Fund as we seek to capitalize on what we believe is an excellent environment for our investment strategy.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Active Income Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

K.C. Nelson	Elizabeth Cassidy
Portfolio Manager	Co-Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

2

Driehaus Active Income Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund since November 8, 2005 (the date of the Predecessor Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/15	1 Year	3 Years	5 Years	10 Years	Since Inception (11/08/05 - 12/31/15)
Driehaus Active Income Fund (LCMAX)[1]	–1.07%	0.33%	0.83%	3.60%	3.59%
Citigroup 3-Month T-Bill Index[2]	0.03%	0.04%	0.05%	1.17%	1.21%
Barclays Capital U.S. Aggregate Bond Index[3]	0.55%	1.44%	3.25%	4.52%	4.79%

[1]

The Driehaus Active Income Fund (the “Fund”) performance shown above includes the performance of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”) for the periods before the Fund’s registration statement became effective. The Fund received the assets and liabilities of the Predecessor Fund on June 1, 2009 through a reorganization of the Predecessor Fund into the Fund. The Predecessor Fund was a nondiversified fund that was a series of another management investment company registered under the Investment Company Act of 1940, as amended. The Fund had no prior operating history prior to succeeding to the assets of the Predecessor Fund. The Fund has substantially similar investment objectives, strategies, and policies as the Predecessor Fund. Financial and performance information of the Fund includes the Predecessor Fund information. The returns for the periods prior to October 1, 2006, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

3

Driehaus Active Income Fund

Schedule of Investments

December 31, 2015

	Shares, Principal Amount, or Number of Contracts	Value
ASSET-BACKED SECURITIES — 1.13%
Citigroup Mortgage Loan Trust 2007-OPX1 0.49%, 1/25/37[2]	$307,857	$177,409
CWABS, Inc. Asset-Backed Certificates Series 2004-1 0.90%, 4/25/34[2]	122,988	110,842
Fannie Mae REMICS 1.07%, 9/25/23[2]	2,734,983	2,749,528
Fannie Mae REMICS 0.74%, 6/25/36[2]	6,869,892	6,862,301
JP Morgan Resecuritization Trust Series 2009-10 2.42%, 8/26/36[1,2]	8,072,368	8,141,112
Merrill Lynch Mortgage Investors Trust Series 2004-HE2 1.36%, 8/25/35[2]	124,929	120,045
Wells Fargo Mortgage Loan 2012-RR2 Trust 0.45%, 8/27/37[1,2]	14,881,737	14,418,766

Total ASSET-BACKED SECURITIES (Cost $31,943,045)		32,580,003

BANK LOANS — 24.20%
Apparel — 0.85%
Calceus Acquisition, Inc. 5.00%, 2/1/20[2]	27,185,709	24,331,210
Computers — 0.07%
DynCorp International, Inc. 6.25%, 7/7/16[2]	2,000,000	1,916,250
Electronics — 1.20%
NuSil Technology LLC 5.25%, 4/28/17[2]	35,077,967	34,617,569
Entertainment — 0.48%
Peninsula Gaming LLC 4.25%, 11/20/17[2]	6,673,788	6,657,103
Scientific Games International, Inc. 6.00%, 10/18/20[2]	4,000,000	3,672,140
Scientific Games International, Inc. 4.50%, 10/1/21[2]	1,500,000	1,372,230
WMG Acquisition Corp. 3.75%, 7/1/20[2]	2,214,647	2,105,299

		13,806,772

Healthcare — Services — 2.02%
Kindred Healthcare, Inc. 4.25%, 4/9/21[2]	21,897,388	21,185,723
National Mentor Holdings, Inc. 4.25%, 1/31/21[2]	37,866,966	36,794,195

		57,979,918

	Shares, Principal Amount, or Number of Contracts		Value
Holding Companies — Diversified — 1.36%
MGOC, Inc. 4.00%, 7/31/20[2]	$39,398,559		$39,004,574
Internet — 0.91%
ProQuest LLC 5.75%, 9/24/21[2]	26,729,558		26,295,202
Investment Companies — 0.53%
Larchmont Resources LLC 8.75%, 8/7/19[2]	21,600,000		15,336,000
Leisure Time — 2.58%
Equinox Holdings, Inc. 5.00%, 2/1/20[2]	64,397,043		63,860,616
Equinox Holdings, Inc. 9.75%, 7/31/20[2]	10,000,000		10,225,000

			74,085,616

Media — 0.87%
Springer Science+Business Media GmbH (Germany) 4.75%, 8/15/20[2]	16,276,262		15,657,764
Tribune Media Co. 3.75%, 12/27/20[2]	9,420,081		9,302,331

			24,960,095

Packaging & Containers — 1.27%
SIG Combibloc PurchaseCo Sarl (Luxembourg) 4.25%, 3/13/22[2]	21,791,248		21,496,739
SIG Combibloc PurchaseCo Sarl (Luxembourg) 4.25%, 3/13/22[2]	13,895,000	[6]	15,104,206

			36,600,945

Retail — 5.13%
J.C. Penney Corp., Inc. 6.00%, 5/22/18[2]	42,544,174		41,906,011
Neiman Marcus Group Ltd. LLC 4.25%, 10/25/20[2]	68,405,980		60,745,879
Rite Aid Corp. 5.75%, 8/21/20[2]	7,830,000		7,856,426
Rite Aid Corp. 4.88%, 6/21/21[2]	37,200,000		37,176,750

			147,685,066

Semiconductors — 0.57%
VAT Holding A.G. (Switzerland) 4.25%, 2/11/21[2]	16,538,617		16,290,538
Software — 4.63%
Applied Systems, Inc. 4.25%, 1/23/21[2]	46,893,501		46,131,482

Notes to Financial Statements are an integral part of this Schedule.

4

Driehaus Active Income Fund

Schedule of Investments

December 31, 2015

	Shares, Principal Amount, or Number of Contracts		Value
BMC Foreign Holding Co. (Ireland) 5.00%, 9/10/20[2]	$7,840,000		$6,448,400
BMC Software Finance, Inc. 5.00%, 9/10/20[2]	17,508,308		14,481,822
Evergreen Skills Lux Sarl (Luxembourg) 5.75%, 4/28/21[2]	39,500,000		31,007,500
First Data Corp. 3.69%, 3/24/18[2]	35,413,433		35,012,554

			133,081,758

Storage/Warehousing — 0.34%
Westway Group, Inc. 4.50%, 2/27/20[2]	10,982,222		9,938,911
Telecommunications — 1.39%
Cincinnati Bell, Inc. 4.00%, 9/10/20[2]	41,361,490		40,068,943

Total BANK LOANS (Cost $732,583,779)			695,999,367

CORPORATE BONDS — 35.65%
Auto Manufacturers — 0.70%
General Motors Co. 6.25%, 10/2/43	19,000,000		20,074,184
Banks — 1.54%
Chase Capital II 0.83%, 2/1/27[2]	6,879,000		5,881,545
JPMorgan Chase & Co. 7.90%, 4/29/49[2]	37,813,000		38,493,634

			44,375,179

Building Materials — 0.62%
Cemex S.A.B. de C.V. (Mexico) 5.07%, 10/15/18[1,2,3]	18,180,000		17,770,950
Chemicals — 0.21%
Kissner Milling Co., Ltd. (Canada) 7.25%, 6/1/19[1,3]	6,500,000		6,093,750
Momentive Performance Materials, Inc. 11.50%, 12/1/16[4,5]	4,540,000		—

			6,093,750

Commercial Services — 1.22%
AA Bond Co., Ltd. (Jersey) 5.50%, 7/31/22[1]	25,000,000	[6]	34,967,935
Computers — 0.70%
DynCorp International, Inc. 10.38%, 7/1/17	27,373,000		20,256,020
Diversified Financial Services — 4.26%
American Express Co. 6.80%, 9/1/66[2]	68,799,000		69,314,992

	Shares, Principal Amount, or Number of Contracts	Value
Rio Oil Finance Trust Series 2014-1 (Brazil) 9.25%, 7/6/24[1,3]	$72,000,000	$53,280,000

		122,594,992

Entertainment — 1.19%
Six Flags Entertainment Corp. 5.25%, 1/15/21[1]	33,757,000	34,178,962
Healthcare — Products — 2.14%
ConvaTec Healthcare E S.A. (Luxembourg) 10.50%, 12/15/18[1,3]	35,166,000	35,488,121
Sterigenics-Nordion Holdings LLC 6.50%, 5/15/23[1]	27,262,000	26,035,210

		61,523,331

Healthcare — Services — 2.32%
Kindred Healthcare, Inc. 8.00%, 1/15/20	5,000,000	4,675,000
Kindred Healthcare, Inc. 6.38%, 4/15/22	20,277,000	16,829,910
Tenet Healthcare Corp. 8.13%, 4/1/22	45,266,000	45,152,835

		66,657,745

Insurance — 0.65%
Chubb Corp. 6.38%, 3/29/67[2]	19,500,000	18,726,435
Media — 1.81%
CBS Corp. 4.60%, 1/15/45	16,877,000	14,478,626
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22	810,000	781,650
Sinclair Television Group, Inc. 5.63%, 8/1/24[1]	8,600,000	8,363,500
Tribune Media Co. 5.88%, 7/15/22[1]	26,250,000	26,250,000
VTR Finance BV (Netherlands) 6.88%, 1/15/24[1,3]	2,500,000	2,300,000

		52,173,776

Miscellaneous Manufacturing — 1.80%
Amsted Industries, Inc. 5.00%, 3/15/22[1]	44,000,000	44,000,000
Textron Financial Corp. 6.00%, 2/15/67[1,2]	10,824,000	7,685,040

		51,685,040

Oil & Gas — 6.31%
California Resources Corp. 5.00%, 1/15/20	8,097,000	2,884,556

Notes to Financial Statements are an integral part of this Schedule.

5

Driehaus Active Income Fund

Schedule of Investments

December 31, 2015

	Shares, Principal Amount, or Number of Contracts	Value
California Resources Corp. 8.00%, 12/15/22[1]	$21,722,000	$11,431,203
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.50%, 4/15/21	65,186,500	56,712,255
Concho Resources, Inc. 6.50%, 1/15/22	5,000,000	4,800,000
Concho Resources, Inc. 5.50%, 4/1/23	40,167,000	37,154,475
Continental Resources, Inc. 4.90%, 6/1/44	14,000,000	8,441,664
Denbury Resources, Inc. 4.63%, 7/15/23	5,957,000	1,917,439
Newfield Exploration Co. 5.63%, 7/1/24	50,412,000	42,976,230
Sanchez Energy Corp. 6.13%, 1/15/23	27,949,000	15,092,460

		181,410,282

Pipelines — 0.90%
Enbridge Energy Partners LP 8.05%, 10/1/37[2]	31,500,000	25,830,000
Restaurants — 0.22%
Ruby Tuesday, Inc. 7.63%, 5/15/20	6,500,000	6,337,500
Retail — 4.86%
Claire’s Stores, Inc. 9.00%, 3/15/19[1]	11,400,000	6,897,000
Claire’s Stores, Inc. 6.13%, 3/15/20[1]	18,972,000	10,244,880
Conn’s, Inc. 7.25%, 7/15/22	7,000,000	5,967,500
Michaels Stores, Inc. 5.88%, 12/15/20[1]	25,000,000	25,843,750
Neiman Marcus Group, Inc. 8.00%, 10/15/21[1]	27,175,000	20,109,500
Rite Aid Corp. 6.75%, 6/15/21	48,820,000	51,138,950
Rite Aid Corp. 6.13%, 4/1/23[1]	19,000,000	19,665,000

		139,866,580

Software — 1.96%
First Data Corp. 6.75%, 11/1/20[1]	9,444,000	9,904,395
Nuance Communications, Inc. 5.38%, 8/15/20[1]	46,502,000	46,563,383

		56,467,778

	Shares, Principal Amount, or Number of Contracts	Value
Telecommunications — 2.24%
Frontier Communications Corp. 11.00%, 9/15/25[1]	$32,000,000	$31,680,000
Verizon Communications, Inc. 6.55%, 9/15/43	12,500,000	14,840,125
Wind Acquisition Finance S.A. (Luxembourg) 4.75%, 7/15/20[3]	17,970,000	17,790,300

		64,310,425

Total CORPORATE BONDS (Cost $1,138,624,073)		1,025,300,864

CONVERTIBLE CORPORATE BONDS — 2.17%
Building Materials — 1.01%
Cemex S.A.B. de CV (Mexico) 3.75%, 3/15/18[3]	31,000,000	28,926,875
Electrical Components & Equipment — 0.00%
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/16[3]	27,872,000	136,573
Semiconductors — 0.73%
Microchip Technology, Inc. 1.63%, 2/15/25[1]	21,200,000	21,067,500
Software — 0.43%
Verint Systems, Inc. 1.50%, 6/1/21	13,057,000	12,240,937

Total CONVERTIBLE CORPORATE BONDS (Cost $99,680,654)		62,371,885

U.S. GOVERNMENT AND AGENCY SECURITIES — 0.68%
Freddie Mac Non Gold Pool 2.57%, 6/1/34[2]	507,782	539,259
United States Treasury Bond 3.00%, 5/15/45	12,070,000	12,014,840
United States Treasury Note 2.00%, 8/15/25	7,047,000	6,871,100

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $19,987,124)		19,425,199

COMMON STOCK — 23.91%
Auto Manufacturers — 1.04%
General Motors Co.	876,769	29,818,914

Notes to Financial Statements are an integral part of this Schedule.

6

Driehaus Active Income Fund

Schedule of Investments

December 31, 2015

	Shares, Principal Amount, or Number of Contracts	Value
Commercial Services — 3.18%
Towers Watson & Co., Class A	713,070	$91,600,972
Computers — 2.72%
EMC Corp.	3,049,000	78,298,320
Electric — 0.46%
Cleco Corp.	252,044	13,159,217
Gas — 0.65%
AGL Resources, Inc.	293,000	18,696,330
Healthcare — Services — 2.64%
Cigna Corp.	307,500	44,996,475
Health Net, Inc.*	99,000	6,777,540
Humana, Inc.	135,000	24,098,850

		75,872,865

Insurance — 0.96%
Willis Group Holdings PLC (United Kingdom)[3]	570,000	27,684,900
Internet — 1.14%
Youku Tudou, Inc. ADR*	1,213,000	32,908,690
Media — 3.07%
Cablevision Systems Corp., Class A	743,000	23,701,700
Meredith Corp.	122,852	5,313,349
Time Warner Cable, Inc.	319,000	59,203,210

		88,218,259

Metal Fabricate/Hardware — 2.82%
Precision Castparts Corp.	349,000	80,971,490
Oil & Gas Services — 0.42%
Baker Hughes, Inc.	262,000	12,091,300
Packaging & Containers — 0.24%
Ball Corp.	95,300	6,931,169
Real Estate Investment Trusts — 1.40%
BioMed Realty Trust, Inc.	1,701,000	40,296,690
Retail — 1.22%
Rite Aid Corp.*	2,888,091	22,642,634
Staples, Inc.	1,313,000	12,434,110

		35,076,744

Semiconductors — 0.78%
KLA-Tencor Corp.	325,000	22,538,750
Software — 1.17%
SolarWinds, Inc.*	379,000	22,323,100
Solera Holdings, Inc.	199,658	10,947,248
Verint Systems, Inc.*	8,000	324,480

		33,594,828

Total COMMON STOCK (Cost $682,780,491)		687,759,438

	Shares, Principal Amount, or Number of Contracts	Value
CONVERTIBLE PREFERRED STOCK — 1.83%
Auto Manufacturers — 0.20%
Fiat Chrysler Automobile 7.88%, 12/15/16	50,000	$5,902,750
General Motors Corp. Senior Convertible Preferred Escrow — B 5.25%, 3/6/34[4,5]	475,000	—
General Motors Corp. Senior Convertible Preferred Escrow — C 6.25%, 12/15/12[4,5]	11,790,650	—

		5,902,750

Pharmaceuticals — 0.83%
Teva Pharmaceutical Industries Ltd. (Israel) 7.00%, 12/15/18[3]	23,500	23,907,922
Telecommunications — 0.80%
Frontier Communications Corp. 11.13%, 6/29/18	250,000	22,895,000

Total CONVERTIBLE PREFERRED STOCK (Cost $56,182,543)		52,705,672

PREFERRED STOCKS — 2.78%
Banks — 1.26%
GMAC Capital Trust I 8.13%, 2/15/40[2]	1,428,511	36,227,039
Telecommunications — 1.52%
Centaur Funding Corp. (Cayman Islands) 9.08%, 4/21/20[1,3]	36,242	43,626,308

Total PREFERRED STOCKS (Cost $75,166,597)		79,853,347

PURCHASED PUT OPTIONS — 0.11%
iShares MSCI Brazil Capped ETF, Exercise Price: $20.00, Expiration Date: January, 2016*	41,500	1,535,500
S&P 500 Index, Exercise Price: $1,800.00, Expiration Date: January, 2016*	2,550	191,250
S&P 500 Index, Exercise Price: $1,950.00, Expiration Date: January, 2016*	2,550	1,504,500

Total PURCHASED PUT OPTIONS (Premiums paid $16,365,296)		3,231,250

Notes to Financial Statements are an integral part of this Schedule.

7

Driehaus Active Income Fund

Schedule of Investments

December 31, 2015

	Shares, Principal Amount, or Number of Contracts	Value
WARRANTS — 0.00%
General Motors Co. — CW 16, Strike Price: $10.00, Expiration Date: 7/10/16	1	$24

Total WARRANTS (Cost $0)		24

TOTAL INVESTMENTS (Cost $2,853,313,602)	92.46%	2,659,227,049
Other Assets less Liabilities	7.54%	216,765,861

NET ASSETS	100.00%	$2,875,992,910

SECURITIES SOLD SHORT — (9.63)%
CORPORATE BONDS — (2.61)%
Lodging — (0.08)%
MGM Resorts International 7.63%, 1/15/17	$(2,065,000)	(2,163,088)
Oil & Gas — (0.61)%
Denbury Resources, Inc. 6.38%, 8/15/21	(11,326,000)	(4,190,620)
Petrobras Global Finance BV (Netherlands) 5.38%, 1/27/21[3]	(18,000,000)	(13,500,000)

		(17,690,620)

Oil & Gas Services — (1.00)%
National Oilwell Varco, Inc. 2.60%, 12/1/22	(16,575,000)	(14,515,937)
National Oilwell Varco, Inc. 3.95%, 12/1/42	(18,700,000)	(14,307,968)

		(28,823,905)

Packaging & Containers — (0.24)%
SIG Combibloc Holdings SCA (Luxembourg) 7.75%, 2/15/23	(6,000,000)[6]	(6,861,987)
Sovereign — (0.68)%
Brazilian Government International Bond (Brazil) 5.00%, 1/27/45[3]	(29,000,000)	(19,647,500)

Total CORPORATE BONDS (Proceeds $92,606,718)		(75,187,100)

	Shares, Principal Amount, or Number of Contracts	Value
U.S. GOVERNMENT AND AGENCY SECURITIES — (1.36)%
United States Treasury Bond
3.00%, 11/15/44	$(16,000,000)	$(15,951,872)
3.00%, 5/15/45	(23,363,000)	(23,256,231)

		(39,208,103)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $40,713,551)		(39,208,103)

COMMON STOCK — (5.62)%
Healthcare — Services — (1.28)%
Aetna, Inc.	(113,063)	(12,224,371)
Anthem, Inc.	(158,208)	(22,060,523)
Kindred Healthcare, Inc.	(221,974)	(2,643,710)

		(36,928,604)

Media — (1.10)%
Charter Communications, Inc., Class A*	(172,546)	(31,593,173)
Oil & Gas Services — (0.35)%
Halliburton Co.	(293,440)	(9,988,698)
Packaging & Containers — (0.20)%
Rexam PLC (United Kingdom)[3]	(635,000)	(5,659,111)
Pharmaceuticals — (0.61)%
Teva Pharmaceutical Industries Ltd. ADR (Israel)[3]	(265,850)	(17,450,394)
Retail — (0.39)%
Office Depot, Inc.*	(1,990,556)	(11,226,736)
Semiconductors — (0.94)%
Lam Research Corp.	(162,500)	(12,905,750)
Microchip Technology, Inc.	(304,000)	(14,148,160)

		(27,053,910)

Software — (0.15)%
Verint Systems, Inc.*	(108,662)	(4,407,331)
Telecommunications — (0.60)%
Frontier Communications Corp.	(3,685,853)	(17,212,934)

Total COMMON STOCK (Proceeds $177,446,754)		(161,520,891)

WRITTEN CALL OPTIONS — 0.00%
Cemex S.A.B. de C.V., Exercise Price: $7.00, Expiration Date: January, 2016*	(5,000)	(17,500)

Notes to Financial Statements are an integral part of this Schedule.

8

Driehaus Active Income Fund

Schedule of Investments

December 31, 2015

	Shares, Principal Amount, or Number of Contracts	Value
Cemex S.A.B. de C.V., Exercise Price: $9.62, Expiration Date: January, 2016*	(17,525)	$(72,904)

Total WRITTEN CALL OPTIONS (Premiums received $2,639,283)		(90,404)

WRITTEN PUT OPTIONS — (0.04)%
iShares MSCI Brazil Capped ETF, Exercise Price: $15.00, Expiration Date: January, 2016*	(41,500)	(41,500)
S&P 500 Index, Exercise Price: $1,875.00, Expiration Date: January, 2016*	(5,100)	(1,020,000)

Total WRITTEN PUT OPTIONS (Premiums received $9,879,067)		(1,061,500)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $323,285,373)	(9.63)%	$(277,067,998)

*	Non-income producing security.
[1]	144A restricted security.
[2]	Variable rate security. Rates disclosed are as of December 31, 2015.
[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.
[4]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by or under the general supervision of the Trust’s Board of Trustees.

[5]	Security is in default.
[6]	Foreign security, par value shown in local currency

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

9

Driehaus Active Income Fund

Schedule of Investments

December 31, 2015

SWAP CONTRACTS

Credit Default SwapsA

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveC Fixed Rate	Fixed Rate	Expiration Date	Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	RatingD
Bank of America	Ally Financial, Inc. 7.50%, 9/15/20	USD	10,000,000	Pay	5.00%	12/20/2018	$(1,492,458)	$477,207	BB+
Morgan Stanley	American Express Co. 5.50%, 9/12/16	USD	20,000,000	Pay	1.00	12/20/2016	263,406	(449,233)	BBB+
Goldman Sachs	American Express Co. 5.50%, 9/12/16	USD	5,000,000	Pay	1.00	12/20/2016	61,174	(107,631)	BBB+
Barclays	Ardargh Packaging Finance PLC 9.25%, 10/15/20	EUR	1,000,000	Pay	5.00	12/20/2019	(33,508)	(44,078)	CCC+
Barclays	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	5,000,000	Pay	5.00	12/20/2019	(168,445)	(219,486)	CCC+
Barclays	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	3,000,000	Pay	5.00	3/20/2020	(69,423)	(148,586)	CCC+
Barclays	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	3,000,000	Pay	5.00	3/20/2020	(88,734)	(129,276)	CCC+
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	5,000,000	Pay	1.00	3/20/2020	221,046	34,360	BBB+
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	10,000,000	Pay	1.00	3/20/2020	458,796	52,016	BBB+
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	10,000,000	Pay	1.00	3/20/2020	397,363	113,449	BBB+
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(5,000,000)	Receive	1.00	3/20/2020	39,492	(73,902)	BBB+
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(10,000,000)	Receive	1.00	3/20/2020	62,054	(130,875)	BBB+
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(10,000,000)	Receive	1.00	3/20/2020	84,333	(153,154)	BBB+
Barclays	Banco Santander SA 5 Year Subordinated Debt	EUR	5,000,000	Pay	1.00	3/20/2020	218,619	94,049	A-
Bank of America	Banco Santander SA 5 Year Subordinated Debt	EUR	10,000,000	Pay	1.00	3/20/2020	386,569	238,766	A-
Bank of America	Banco Santander SA 5 Year Senior Debt	EUR	(10,000,000)	Receive	1.00	3/20/2020	84,333	(189,462)	A-
Barclays	Banco Santander SA 5 Year Senior Debt	EUR	(5,000,000)	Receive	1.00	3/20/2020	33,862	(86,427)	A-
Goldman Sachs	Bank of America Corp. 6.25%, 4/15/12	USD	10,000,000	Pay	1.00	12/20/2016	1,499,776	(1,574,177)	NR
Bank of America	Citigroup, Inc. 6.13%, 5/15/18	USD	5,000,000	Pay	1.00	12/20/2016	432,520	(468,902)	BBB+
Goldman Sachs	Citigroup, Inc. 6.13%, 5/15/18	USD	5,000,000	Pay	1.00	12/20/2016	379,663	(416,045)	BBB+
JP Morgan	Federative Republic of Brazil 12.25%, 3/6/30	USD	2,500,000	Pay	1.00	12/20/2019	81,916	231,092	BB+
JP Morgan	Hess Corp. 7.00%, 2/15/14	USD	8,000,000	Pay	1.00	6/20/2018	154,644	(24,238)	NR
Morgan Stanley	Hess Corp.
	7.00%, 2/15/14	USD	4,000,000	Pay	1.00	6/20/2018	77,280	(12,077)	NR
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Pay	1.00	6/20/2018	80,701	(15,498)	NR
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Pay	1.00	6/20/2018	91,702	(26,500)	NR

Notes to Financial Statements are an integral part of this Schedule.

10

Driehaus Active Income Fund

Schedule of Investments

December 31, 2015

Credit Default SwapsA (continued)

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveC Fixed Rate	Fixed Rate	Expiration Date	Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	RatingD
Credit Suisse	Hess Corp. 7.00%, 2/15/14	USD	20,000,000	Pay	1.00%	9/20/2018	$309,975	$125,793	NR
Goldman Sachs	Host Hotels & Resorts, Inc. 6.75%, 6/1/16	USD	10,000,000	Pay	1.00	12/20/2016	1,067,644	(1,141,461)	BBB
Goldman Sachs	Huntsman Corp. 11.50%, 7/15/12	USD	5,000,000	Pay	5.00	12/20/2016	124,119	(336,443)	NR
Barclays	Intesa Sanpaolo SpA 5 Year Subordinated Debt	EUR	5,000,000	Pay	1.00	3/20/2020	202,397	(44,844)	BBB-
Bank of America	Intesa Sanpaolo SpA 5 Year Subordinated Debt	EUR	10,000,000	Pay	1.00	3/20/2020	413,529	(98,423)	BBB-
Barclays	Intesa Sanpaolo SpA 5 Year Senior Debt	EUR	(5,000,000)	Receive	1.00	3/20/2020	31,027	9,500	BBB-
Bank of America	Intesa Sanpaolo SpA 5 Year Senior Debt	EUR	(10,000,000)	Receive	1.00	3/20/2020	84,333	(3,278)	BBB-
Credit Suisse	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	6,667,000	Pay	5.00	12/20/2016	700,035	(801,625)	CCC-
Goldman Sachs	Pitney Bowes, Inc. 6.25%, 3/15/19	USD	5,000,000	Pay	1.00	9/20/2016	164,656	(198,743)	BBB
Morgan Stanley	Pitney Bowes, Inc. 6.25%, 3/15/19	USD	5,000,000	Pay	1.00	12/20/2016	244,614	(289,428)	BBB
Bank of America	Pitney Bowes, Inc. 4.63%, 10/01/12	USD	20,000,000	Pay	1.00	3/20/2016	436,253	(483,156)	BBB
Goldman Sachs	Saks, Inc. 2.00%, 3/15/24	USD	10,000,000	Pay	5.00	12/20/2016	406,250	(898,107)	NR
Goldman Sachs	The Markit CDX NA High Yield Series 17 Index	USD	13,600,000	Pay	5.00	12/20/2016	1,437,500	(1,866,220)	NA
Bank of America	The Markit CDX NA High Yield Series 17 Index	USD	4,800,000	Pay	5.00	12/20/2016	528,000	(679,314)	NA
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 19	EUR	24,500,000	Pay	5.00	6/20/2018	(1,602,328)	(589,156)	NA
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Pay	5.00	12/20/2018	(2,134,040)	743,767	NA
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Pay	5.00	12/20/2018	(2,137,029)	746,756	NA
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Pay	5.00	12/20/2018	(2,252,200)	861,928	NA
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 22	EUR	16,500,000	Pay	5.00	12/20/2019	(1,322,302)	225,469	NA
Barclays	UniCredit SpA 5 Year Subordinated Debt	EUR	5,000,000	Pay	1.00	3/20/2020	469,337	(167,470)	BBB-
Barclays	UniCredit SpA 5 Year Subordinated Debt	EUR	10,000,000	Pay	1.00	3/20/2020	914,405	(310,672)	BBB-
Bank of America	UniCredit SpA 5 Year Subordinated Debt	EUR	10,000,000	Pay	1.00	3/20/2020	859,000	(255,266)	BBB-
Barclays	UniCredit SpA 5 Year Senior Debt	EUR	(5,000,000)	Receive	1.00	3/20/2020	(52,853)	12,463	BBB-
Barclays	UniCredit SpA 5 Year Senior Debt	EUR	(10,000,000)	Receive	1.00	3/20/2020	(105,835)	25,056	BBB-
Bank of America	UniCredit SpA 5 Year Senior Debt	EUR	(10,000,000)	Receive	1.00	3/20/2020	(83,273)	2,493	BBB-

Total Credit Default Swaps							1,959,895	(8,438,989)

Total Swap Contracts							$1,959,895	$(8,438,989)

Notes to Financial Statements are an integral part of this Schedule.

11

Driehaus Active Income Fund

Schedule of Investments

December 31, 2015

A	The triggering credit event for each swap is bankruptcy/failure to pay.

B	For contracts to sell protection, the notional amout is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

C

If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

D	Based on Moody’s or Standard & Poor’s credit rating for the underlying reference instrument entity (unaudited).

NR=Not Rated

NA=Not Applicable

EUR — Euro

USD — United States Dollar

SWAPTIONS

Interest Rate Swaptions

Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/ Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid/ (Received)	Market Value
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	43,499,650	Pay	2.07%	1/26/2016	$622,045	$615,950
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	82,500,000	Pay	1.51	1/26/2016	610,500	1,006,687
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	85,000,000	Pay	1.80	1/26/2016	867,000	1,050,996

Total Interest Rate Swaptions							2,099,545	2,673,633

TOTAL SWAPTIONS							$2,099,545	$2,673,633

USD — United States Dollar

FUTURES CONTRACTS

Futures Contracts	Number of Contracts (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. 5 Year Treasury Note	(1,585)	March 2016	$615,416
U.S. 10 Year Treasury Note	(1,322)	March 2016	771,503
U.S. Treasury Long Bond	(101)	March 2016	10,325

Total Futures Contracts			$1,397,244

Notes to Financial Statements are an integral part of this Schedule.

12

Driehaus Active Income Fund

Schedule of Investments

December 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS

Purchase Contracts	Settlement Date	Currency Amount Purchased	Value At Settlement Date	Value At December 31, 2015	Unrealized Appreciation/ (Depreciation)
British Pound	March 1, 2016	3,700,000	$5,574,438	$5,455,195	$(119,243)
Euro	March 1, 2016	6,400,000	6,785,280	6,966,298	181,018
Euro	March 1, 2016	4,500,000	4,927,730	4,898,179	(29,551)
Euro	March 1, 2016	3,000,000	3,177,549	3,265,452	87,903
Euro	March 1, 2016	1,000,000	1,066,345	1,088,484	22,139

Total Purchase Contracts			21,531,342	21,673,608	142,266

Sale Contracts	Settlement Date	Currency Amount Sold	Value At Settlement Date	Value At December 31, 2015	Unrealized Appreciation/ (Depreciation)
British Pound	March 1, 2016	(32,750,000)	$(49,341,314)	$(48,285,848)	$1,055,466
Euro	March 1, 2016	(14,000,000)	(14,842,800)	(15,238,777)	(395,977)
Euro	March 1, 2016	(8,700,000)	(9,223,740)	(9,469,812)	(246,072)

Total Sale Contracts			(73,407,854)	(72,994,437)	413,417

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS			$(51,876,512)	$(51,320,829)	$555,683

Notes to Financial Statements are an integral part of this Schedule.

13

Driehaus Select Credit Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Select Credit Fund (“Fund”) returned -7.13% for the year ended December 31, 2015. This return was below the performance of the Fund’s benchmark index, the Citigroup 3-Month T-Bill Index, which returned 0.03% for the same period. The Fund underperformed the BofA Merrill Lynch US High Yield Index, which returned -4.64% for the same period.

Credit and equity markets experienced heightened volatility throughout much of the year over concerns about global economic growth, an impending rise in US interest rates, steep drops in the price of oil and most other commodities, and a potential “hard landing” by China. High yield returned -4.64% for 2015, the first negative annual return since 2008. Spreads widened nearly 300 basis points from their tights at 438 in late February to their wides of 733 in mid-December. Similarly, investment grade spreads widened approximately 50 basis points from their tights in early March at 129 to the wides in late September at 180, and the market returned -0.63% for the year. During the year, 37 US companies defaulted, representing $38 billion of bonds. Energy and coal companies represented 70% of the default volume in 2015. Including distressed exchanges, the high yield default rate was 2.56% at year-end.

The directional long strategy was the most significant detractor from returns for the year. High yield spread widening caused losses in many of the directional long trades, particularly in lower quality or second lien energy, retail, e-learning, emerging markets and health care names. Gains from positions in pharmacy, gaming, retail, gym and telecom companies were not enough to offset these losses.

The pairs strategy also detracted from performance. The loss was driven primarily by a trade related to office supply stores as well as a position in an emerging markets energy company. The directional short strategy also detracted from performance. Although several short positions in energy companies generated positive returns, they were offset by losses from trades initiated in the first half of the year when high yield spreads were flat or contracting.

On the positive side, the event-driven strategy contributed to performance. Event trades focus on catalyst-driven corporate events, such as mergers and acquisitions (M&A) or company announcements. Depending on the anticipated timing and nature of the event, these trades can be structured using a single security type or a combination of bonds, options, bank loans, swaps and equities. The largest contributors to performance in this strategy were several risk arbitrage trades that performed well as M&A spreads contracted and from several trades in the telecom industry.

The hedging strategies had mixed results in 2015. The interest rate hedge, which is constructed with US Treasury futures and US Treasury swaptions, detracted from returns as rates contracted sharply during the first nine months of the year before stabilizing and widened marginally in the fourth quarter in anticipation of the Federal Reserve raising interest rates. In contrast, the volatility hedges contributed to performance. Volatility trades are generally constructed by implementing various option strategies, such as straddles or strangles on various market indices or through the use of credit default swaps on indices. Hedges focused on West Texas Intermediate crude oil prices and the S&P 500 Index added to returns, though they were partially offset by a trade focused on the relative volatility between the Russell 2000 and the S&P 500 indices. In general, volatility trades had a positive contribution to performance during some of the more volatile months during the year.

Looking ahead, we believe the difficult environment seen over the past year has created considerable opportunities. Market stress experienced during 2015 differed greatly from prior risk-off episodes in recent memory, such as the Taper Tantrum of 2013, the Euro Sovereign Crisis of 2011, and the Credit Crisis of 2008. Those episodes were dominated by a concentrated set of explosive systemic risks. Consequently, when those risks were reduced asset prices rebounded sharply. Now there are many risks and they are not at all concentrated, nor are they particularly explosive. Therefore, there is no quick solution to the market’s stresses, but importantly, we’d argue the potential damage from this episode is far less than those of 2011 and 2008. As such, we start the year focused on trades that have more idiosyncratic risk and less market risk. We also continue to seek out risk arbitrage opportunities in low and mid-risk M&A trades as well as positions with sizable carry that can withstand a reasonable amount of spread widening without a material increase in default risk. Finally, we are maintaining a sharp focus on liquidity within the Fund as we seek to capitalize on what we believe is an excellent environment for our investment strategy.

14

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Select Credit Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

K.C. Nelson	Elizabeth Cassidy
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

15

Driehaus Select Credit Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund since September 30, 2010 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/15	1 Year	3 Years	5 Years	Since Inception (09/30/10 - 12/31/15)
Driehaus Select Credit Fund (DRSLX)[1]	–7.13%	–2.56%	–0.48%	0.18%
Citigroup 3-Month T-Bill Index[2]	0.03%	0.04%	0.05%	0.06%
BofA Merrill Lynch U.S. High Yield Index[3]	–4.64%	1.64%	4.84%	5.21%

[1]	The returns for the periods prior to February 1, 2011, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]

The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below-investment grade, U.S.-dollar denominated corporate bonds publicly issued in the U.S. domestic market.

16

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2015

	Shares, Principal Amount, or Number of Contracts		Value
BANK LOANS — 16.98%
Entertainment — 1.68%
Scientific Games International, Inc. 6.00%, 10/18/20[2]	$4,000,000		$3,672,140
Scientific Games International, Inc. 4.50%, 10/1/21[2]	1,500,000		1,372,230

			5,044,370

Leisure Time — 5.35%
Equinox Holdings, Inc. 9.75%, 7/31/20[2]	15,748,824		16,103,172
Software — 9.95%
Applied Systems, Inc. 7.50%, 1/23/22[2]	22,231,022		20,674,851
Evergreen Skills Lux Sarl (Luxembourg) 9.25%, 4/28/22[2]	13,900,000		9,278,250

			29,953,101

Total BANK LOANS (Cost $56,940,242)			51,100,643

CORPORATE BONDS — 35.21%
Airlines — 1.57%
Gol LuxCo SA (Luxembourg) 8.88%, 1/24/22[3]	11,000,000		4,730,000
Chemicals — 3.89%
Kissner Milling Co., Ltd. (Canada) 7.25%, 6/1/19[1,3]	12,500,000		11,718,750
Momentive Performance Materials, Inc. 11.50%, 12/1/16[4,5]	5,530,000		—

			11,718,750

Diversified Financial Services — 4.06%
Rio Oil Finance Trust Series 2014-1 9.25%, 7/6/24[1]	16,500,000		12,210,000
Food — 2.20%
Wm Morrison Supermarkets PLC (United Kingdom) 3.50%, 7/27/26	5,000,000	[6]	6,634,881
Healthcare — Services — 3.58%
Kindred Healthcare, Inc. 6.38%, 4/15/22	12,973,000		10,767,590
Oil & Gas — 8.20%
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.50%, 4/15/21	12,019,500		10,456,965
Sanchez Energy Corp. 7.75%, 6/15/21	17,100,000		10,431,000

	Shares, Principal Amount, or Number of Contracts	Value
Sanchez Energy Corp. 6.13%, 1/15/23	$7,000,000	$3,780,000

		24,667,965

Restaurants — 4.15%
Ruby Tuesday, Inc. 7.63%, 5/15/20	12,800,000	12,480,000
Retail — 7.56%
Claire’s Stores, Inc. 9.00%, 3/15/19[1]	10,600,000	6,413,000
Conn’s, Inc. 7.25%, 7/15/22	6,100,000	5,200,250
Neiman Marcus Group, Inc. 8.00%, 10/15/21[1]	15,050,000	11,137,000

		22,750,250

Total CORPORATE BONDS (Cost $143,426,242)		105,959,436

CONVERTIBLE CORPORATE BONDS — 0.01%
Electrical Components & Equipment — 0.00%
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/16[3,5]	4,000,000	19,600
Mining — 0.01%
Great Western Minerals Group Ltd. (Canada) 8.00%, 4/6/17[3,5]	2,000,000	20,000

Total CONVERTIBLE CORPORATE BONDS (Cost $5,991,108)		39,600

U.S. GOVERNMENT AND AGENCY SECURITIES — 1.11%
United States Treasury Bond 3.00%, 5/15/45	2,130,000	2,120,266
United States Treasury Note 2.00%, 8/15/25	1,243,000	1,211,973

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $3,436,965)		3,332,239

COMMON STOCK — 25.80%
Airlines — 0.25%
Wizz Air Holdings Plc (Switzerland)*[1,3]	27,550	737,997
Auto Manufacturers — 1.06%
General Motors Co.	93,344	3,174,626
Commercial Services — 3.07%
Towers Watson & Co., Class A	72,000	9,249,120
Computers — 1.89%
EMC Corp.	222,000	5,700,960
Diversified Financial Services — 0.77%
FNFV Group*	205,500	2,307,765

Notes to Financial Statements are an integral part of this Schedule.

17

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2015

	Shares, Principal Amount, or Number of Contracts	Value
Electric — 1.04%
Cleco Corp.	60,000	$3,132,600
Entertainment — 0.93%
Pinnacle Entertainment, Inc.*	90,000	2,800,800
Gas — 1.65%
AGL Resources, Inc.	78,000	4,977,180
Healthcare — Services — 2.72%
Cigna Corp.	42,500	6,219,025
Humana, Inc.	11,000	1,963,610

		8,182,635

Household Products/Wares — 0.44%
Jarden Corp.*	23,000	1,313,760
Internet — 1.11%
Youku Tudou, Inc. ADR*	123,000	3,336,990
Media — 2.48%
Cablevision Systems Corp., Class A	40,000	1,276,000
Meredith Corp.	27,298	1,180,639
Time Warner Cable, Inc.	27,000	5,010,930

		7,467,569

Metal Fabricate/Hardware — 1.57%
Precision Castparts Corp.	20,300	4,709,803
Oil & Gas Services — 0.58%
Baker Hughes, Inc.	38,000	1,753,700
Restaurants — 2.21%
Ruby Tuesday, Inc.*	1,204,571	6,637,186
Retail — 1.88%
Rite Aid Corp.*	343,887	2,696,074
Staples, Inc.	313,000	2,964,110

		5,660,184

Semiconductors — 0.92%
KLA-Tencor Corp.	40,000	2,774,000
Software — 1.23%
SolarWinds, Inc.*	63,000	3,710,700

Total COMMON STOCK (Cost $80,130,567)		77,627,575

CONVERTIBLE PREFERRED STOCK — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — C 7.25%, 4/15/14[4,5]	94,958	—

Total CONVERTIBLE PREFERRED STOCK (Cost $0)		—

	Shares, Principal Amount, or Number of Contracts	Value
PURCHASED PUT OPTIONS — 0.26%
Cablevision Systems Corp., Exercise Price: $17.00, Expiration Date: January, 2016*	7,400	$37,000
iShares MSCI Brazil Capped ETF, Exercise Price: $20.00, Expiration Date: January, 2016*	11,500	425,500
S&P 500 Index, Exercise Price: $1,800.00, Expiration Date: January, 2016*	450	33,750
S&P 500 Index, Exercise Price: $1,950.00, Expiration Date: January, 2016*	450	265,500
UnitedHealth Group, Inc., Exercise Price: $105.00, Expiration Date: January, 2016*	1,000	14,000

Total PURCHASED PUT OPTIONS (Premiums paid $4,805,363)		775,750

TOTAL INVESTMENTS (Cost $294,730,487)	79.37%	238,835,243
Other Assets less Liabilities	20.63%	62,088,623

NET ASSETS	100.00%	$300,923,866

SECURITIES SOLD SHORT — (10.00)%
CORPORATE BONDS — (5.28)%
Oil & Gas — (1.79)%
Denbury Resources, Inc. 6.38%, 8/15/21	$(2,965,000)	$(1,097,050)
Petrobras Global Finance BV (Netherlands) 5.38%, 1/27/21[3]	(2,000,000)	(1,500,000)
Petrobras Global Finance BV (Netherlands) 4.38%, 5/20/23[3]	(2,000,000)	(1,330,000)
Petrobras Global Finance BV (Netherlands) 6.25%, 3/17/24[3]	(2,000,000)	(1,445,000)

		(5,372,050)

Oil & Gas Services — (1.69)%
National Oilwell Varco, Inc. 2.60%, 12/1/22	(2,925,000)	(2,561,636)
National Oilwell Varco, Inc. 3.95%, 12/1/42	(3,300,000)	(2,524,936)

		(5,086,572)

Notes to Financial Statements are an integral part of this Schedule.

18

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2015

	Shares, Principal Amount, or Number of Contracts	Value
Sovereign — (1.80)%
Brazilian Government International Bond (Brazil) 5.00%, 1/27/45[3]	$(8,000,000)	$(5,420,000)

Total CORPORATE BONDS (Proceeds $20,116,942)		(15,878,622)

U.S. GOVERNMENT AND AGENCY SECURITY — (0.70)%
United States Treasury Bond 3.00%, 11/15/44	(2,100,000)	(2,093,683)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $2,265,416)		(2,093,683)

COMMON STOCK — (3.96)%
Healthcare — Services — (1.47)%
Aetna, Inc.	(9,212)	(996,001)
Anthem, Inc.	(21,850)	(3,046,764)
Kindred Healthcare, Inc.	(31,223)	(371,866)

		(4,414,631)

Media — (0.89)%
Charter Communications, Inc., Class A*	(14,605)	(2,674,176)
Oil & Gas Services — (0.48)%
Halliburton Co.	(42,560)	(1,448,742)
Retail — (0.59)%
Office Depot, Inc.*	(315,000)	(1,776,600)
Semiconductors — (0.53)%
Lam Research Corp.	(20,000)	(1,588,400)

Total COMMON STOCK (Proceeds $13,770,766)		(11,902,549)

WRITTEN PUT OPTIONS — (0.06)%
iShares MSCI Brazil Capped ETF, Exercise Price: $15.00, Expiration Date: January, 2016*	(11,500)	(11,500)
S&P 500 Index, Exercise Price: $1,875.00, Expiration Date: January, 2016*	(900)	(180,000)

Total WRITTEN PUT OPTIONS (Premiums received $1,866,185)		(191,500)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $38,019,309)	(10.00)%	$(30,066,354)

*	Non-income producing security.
[1]	144A restricted security.
[2]	Variable rate security. Rates disclosed as of December 31, 2015.
[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.
[4]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

[5]	Security is in default.
[6]	Foreign security, par value shown in local currency.

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

19

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2015

SWAP CONTRACTS

Credit Default SwapsA

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveC Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	RatingD
Bank of America	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	2,000,000	Pay	5.00%	9/20/2019	(116,527)	(41,694)	CCC+
Bank of America	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	3,000,000	Pay	5.00	9/20/2019	(178,328)	(59,004)	CCC+
Morgan Stanley	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	3,000,000	Pay	5.00	9/20/2019	(165,973)	(71,359)	CCC+
Barclays	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	2,000,000	Pay	5.00	9/20/2019	(88,220)	(70,002)	CCC+
Goldman Sachs	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	5,000,000	Pay	1.00	3/20/2020	207,316	48,090	BBB+
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	10,000,000	Pay	1.00	9/20/2020	717,064	(102,664)	BBB+
Goldman Sachs	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(5,000,000)	Receive	1.00	3/20/2020	42,280	(76,690)	BBB+
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(10,000,000)	Receive	1.00	9/20/2020	(93,278)	(22,015)	BBB+
Goldman Sachs	Banco Santander SA 5 Year Subordinated Debt	EUR	5,000,000	Pay	1.00	3/20/2020	207,316	105,351	A-
Bank of America	Banco Santander SA 5 Year Subordinated Debt	EUR	10,000,000	Pay	1.00	9/20/2020	691,412	55,300	A-
Goldman Sachs	Banco Santander SA 5 Year Senior Debt	EUR	(5,000,000)	Receive	1.00	3/20/2020	42,280	(94,844)	A-
Bank of America	Banco Santander SA 5 Year Senior Debt	EUR	(10,000,000)	Receive	1.00	9/20/2020	(82,375)	(72,643)	A-
Goldman Sachs	Federative Republic of Brazil 12.25%, 3/6/30	USD	7,500,000	Pay	1.00	12/20/2019	252,803	686,220	BB+
JP Morgan	Hess Corp. 7.00%, 2/15/14	USD	2,000,000	Pay	1.00	6/20/2018	38,660	(6,058)	NR
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	1,000,000	Pay	1.00	6/20/2018	19,320	(3,019)	NR
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	1,000,000	Pay	1.00	6/20/2018	20,175	(3,875)	NR
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	1,000,000	Pay	1.00	6/20/2018	22,925	(6,625)	NR
Credit Suisse	Hess Corp. 7.00%, 2/15/14	USD	5,000,000	Pay	1.00	9/20/2018	77,494	31,448	NR
Morgan Stanley	Masco Corp. 6.13%, 10/3/16	USD	1,000,000	Pay	1.00	3/20/2016	66,735	(71,393)	BBB
Barclays	Safeway Ltd. 6.13%, 12/17/18	EUR	10,000,000	Pay	1.00	9/20/2019	284,033	(190,169)	NR

Total Credit Default Swaps							1,965,112	34,355

Total Swap Contracts							$1,965,112	$34,355

A	The triggering credit event for each swap is bankruptcy/failure to pay.

B	For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

Notes to Financial Statements are an integral part of this Schedule.

20

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2015

C

If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

D	Based on Moody’s or Standard & Poor’s credit rating for the underlying reference instrument entity (unaudited).

NR=Not Rated

NA=Not Applicable

EUR — Euro

USD — United States Dollar

SWAPTIONS

Interest Rate Swaptions

Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/ Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid/ (Received)	Market Value
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	5,000,350	Pay	2.07%	1/26/2016	$71,500	$70,804
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	11,500,000	Pay	1.51	1/26/2016	85,100	140,326
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	8,500,000	Pay	1.80	1/26/2016	86,700	105,100

Total Interest Rate Swaptions							243,300	316,230

TOTAL SWAPTIONS							$243,300	$316,230

USD — United States Dollar

FUTURES CONTRACTS

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
S&P 500 E-mini	(125)	March 2016	$9,337
U.S. 5 Year Treasury Note	(220)	March 2016	85,421
U.S. 10 Year Treasury Note	(95)	March 2016	55,441
U.S. Treasury Long Bond	(15)	March 2016	1,488

Total Futures Contracts			$151,687

Notes to Financial Statements are an integral part of this Schedule.

21

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS

Purchase Contracts	Settlement Date	Currency Amount Purchased	Value At Settlement Date	Value At December 31, 2015	Unrealized Appreciation/ (Depreciation)
Euro	March 1, 2016	5,000,000	$5,331,725	$5,442,420	$110,695
British Pound	March 1, 2016	1,500,000	2,259,908	2,211,566	(48,342)

Total Purchase Contracts			7,591,633	7,653,986	62,353

Sale Contracts	Settlement Date	Currency Amount Sold	Value At Settlement Date	Value At December 31, 2015	Unrealized Appreciation/ (Depreciation)
Euro	March 1, 2016	(5,000,000)	$(5,301,000)	$(5,442,420)	$(141,420)
British Pound	March 1, 2016	(500,000)	(753,303)	(737,189)	16,114
British Pound	March 1, 2016	(6,400,000)	(9,642,272)	(9,436,013)	206,259

Total Sale Contracts			(15,696,575)	(15,615,622)	80,953

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS			$(8,104,942)	$(7,961,636)	$143,306

Notes to Financial Statements are an integral part of this Schedule.

22

Driehaus Event Driven Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Event Driven Fund (“Fund”) returned -1.08% for the year ended December 31, 2015. This return is in comparison to the performance of the Fund’s benchmark index, the S&P 500 Index (the “Benchmark”), which returned 1.38% for the same period, and the Citigroup 3-Month T-Bill Index, an additional index against which the Fund’s performance may be compared, which returned 0.03%.

Despite record merger and acquisition (M&A) activity during 2015, it was a difficult period for event-driven investors. The challenging environment was most acutely felt in the second half of the year as popular (crowded) event trades came under pressure. This resulted in a more stringent risk environment for many event-driven funds, which further removed event capital from the market. As this occurred, record-breaking deal volume, accompanied by a relatively low level of deal completion, tied up much of the event-driven capital seeking trades. The resulting draw of capital to more attractive spreads on M&A deals depressed other segments of the event space, such as most catalyst-driven event trades.

Within the Fund, risk arbitrage trades made the most significant contribution to the Fund’s return for the year. While 2015 was a challenging period for risk arbitrage, the Fund benefited from two concentrated high-conviction merger-arbitrage trades. Merger-arb trades are constructed by buying and selling the stocks of two merging companies simultaneously in an effort to create a low-risk profit.

Two trade types that provided smaller contributions to Fund returns were deep value and catalyst-driven bond trades. The largest contributor from these two groups was a deep value long position in a large pharmaceutical company. The position was initiated in late 2014 amid a steep decline in its share price and was sold near the end of the first quarter of 2015 after the share price had recovered. Our investment thesis was based in large part on our confidence in the company’s ability to maintain its dividend in 2015 despite broad investor skepticism.

The equity catalyst-driven trade type was the most significant detractor from performance for 2015. The most significant losses in this trade type were from positions in the retail industry. The trades were predicated on two retailers taking steps to unlock value from their real estate portfolios but their shares suffered amid disappointing fourth quarter results in the broader retail space.

Portfolio hedges detracted from performance during the year. During the tumultuous period beginning in early August and lasting through the end of September, we added significant downside protection via out-of-the money put options on biotech and consumer staples exchange-traded funds. Despite significant initial profits on the hedges, an October rally led to losses on the put option positions.

Within the Fund, we seek to have lower volatility than the Benchmark. For the year, Fund volatility was 8.22% versus the Benchmark volatility of 15.58%. We also seek to provide some diversification from the Benchmark. For 2015, the Fund’s correlation to the Benchmark was 0.80.

Looking ahead, we believe the factors that produced dramatic headwinds in 2015 will either subside or serve as tailwinds to event trades in 2016. The M&A cycle should turn from an absorber of capital to a provider of liquidity. Also, we believe the fallout from this past fall’s concentrated trades will subside. Finally, we believe catalyst-driven equities will likely benefit from a normalization within the event space. We are encouraged by the potential beginning of a virtuous cycle for event trades and look forward to capitalizing on the many new opportunities we are discovering.

23

Thank you for your interest in the Driehaus Event Driven Fund. We appreciate your confidence in our management capabilities.

Sincerely,

K.C. Nelson	Michael Caldwell	Matt Schoenfeld	Yoav Sharon
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

24

Driehaus Event Driven Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 26, 2013 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Cumulative Total Returns as of 12/31/15	1 Year	Since Inception (08/26/13 - 12/31/15)
Driehaus Event Driven Fund (DEVDX)[1]	–1.08%	0.94%
S&P 500 Index[2]	1.38%	11.45%
Citigroup 3-Month T-Bill Index[3]	0.03%	0.03%

[1]	The returns for the periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group. It is a market-weighted index, with each stock’s weight in the index proportionate to its market value.

[3]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

25

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2015

	Shares, Principal Amount, or Number of Contracts	Value
CORPORATE BONDS — 3.09%
Diversified Financial Services — 0.96%
Rio Oil Finance Trust Series 2014-1 9.25%, 7/6/24[1]	$3,000,000	$2,220,000
Telecommunications — 2.13%
Frontier Communications Corp. 11.00%, 9/15/25[1]	5,000,000	4,950,000

Total CORPORATE BONDS (Cost $7,451,109)		7,170,000

COMMON STOCK — 78.63%
Biotechnology — 3.18%
Blueprint Medicines Corp.*	233,000	6,137,220
Dimension Therapeutics, Inc.*	56,921	642,069
Sunesis Pharmaceuticals, Inc.*	675,000	605,812

		7,385,101

Commercial Services — 6.24%
Towers Watson & Co., Class A	113,000	14,515,980
Computers — 4.89%
EMC Corp.	443,000	11,376,240
Electric — 2.09%
Cleco Corp.	93,000	4,855,530
Entertainment — 5.56%
Lions Gate Entertainment Corp.	233,000	7,546,870
Pinnacle Entertainment, Inc.*	172,600	5,371,312

		12,918,182

Food — 8.00%
Ingredion, Inc.	93,000	8,913,120
Kraft Heinz Co.	133,000	9,677,080

		18,590,200

Healthcare — Products — 0.17%
Ocular Therapeutix, Inc.*	41,345	387,402
Healthcare — Services — 2.07%
Humana, Inc.	27,000	4,819,770
Household Products/Wares — 3.71%
Jarden Corp.*	151,000	8,625,120
Insurance — 1.48%
Willis Group Holdings PLC (United Kingdom)	71,000	3,448,470
Internet — 0.58%
New Media Investment Group, Inc.	69,000	1,342,740
Lodging — 3.96%
Starwood Hotels & Resorts Worldwide, Inc.	133,000	9,214,240
Media — 19.06%
Altice NV, Class A (Netherlands)*	393,000	5,658,824

	Shares, Principal Amount, or Number of Contracts	Value
Cablevision Systems Corp., Class A	103,000	$3,285,700
Media General, Inc.*	323,000	5,216,450
Meredith Corp.	237,000	10,250,250
Starz, Class A*	133,999	4,488,967
Time Warner Cable, Inc.	83,000	15,403,970

		44,304,161

Pharmaceuticals — 9.93%
BioDelivery Sciences International, Inc.*	138,500	663,415
Flexion Therapeutics, Inc.*	250,000	4,817,500
Johnson & Johnson	83,000	8,525,760
MyoKardia, Inc.*	293,345	4,300,438
Perrigo Co. PLC (Ireland)	33,000	4,775,100

		23,082,213

Restaurants — 2.28%
Ruby Tuesday, Inc.*	963,171	5,307,072
Retail — 1.99%
Rite Aid Corp.*	588,120	4,610,861
Semiconductors — 1.64%
KLA-Tencor Corp.	55,000	3,814,250
Software — 1.80%
SolarWinds, Inc.*	71,000	4,181,900

Total COMMON STOCK (Cost $180,262,412)		182,779,432

CONVERTIBLE PREFERRED STOCK — 4.88%
Auto Manufacturers — 0.51%
Fiat Chrysler Automobile 7.88%, 12/15/16	10,000	1,180,550
General Motors Corp. Senior Convertible Preferred Escrow — B 5.25%, 3/6/34[2,3]	25,000	—
General Motors Corp. Senior Convertible Preferred Escrow — C 7.25%, 4/15/41[2,3]	162,750	—

		1,180,550

Pharmaceuticals — 4.37%
Teva Pharmaceutical Industries Ltd. (Israel) 7.00%, 12/15/18	10,000	10,173,584

Total CONVERTIBLE PREFERRED STOCK (Cost $11,176,228)		11,354,134

PURCHASED CALL OPTIONS — 0.80%
American Airlines Group, Inc., Exercise Price: $46.00, Expiration Date: February, 2016*	7,875	637,875

Notes to Financial Statements are an integral part of this Schedule.

26

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2015

	Shares, Principal Amount, or Number of Contracts	Value
Baxter International, Inc., Exercise Price: $80.00, Expiration Date: January, 2016*	1,010	$126,755
Darden Restaurants, Inc., Exercise Price: $57.50, Expiration Date: January, 2016*	5	3,175
Dynavax Technologies Corp., Exercise Price: $30.00, Expiration Date: January, 2016*	850	125,375
Dynavax Technologies Corp., Exercise Price: $25.00, Expiration Date: February, 2016*	1,700	799,000
Frontier Communications Corp., Exercise Price: $6.00, Expiration Date: January, 2016*	5,000	12,500
Halliburton Co., Exercise Price: $50.00, Expiration Date: January, 2016*	500	500
Halliburton Co., Exercise Price: $60.00, Expiration Date: January, 2017*	2,500	37,500
Hertz Global Holdings, Inc., Exercise Price: $20.00, Expiration Date: January, 2016*	4,950	9,900
Pilgrim’s Pride Corp., Exercise Price: $25.00, Expiration Date: January, 2016*	6,175	30,875
Twenty-First Century Fox, Inc., Exercise Price: $32.00, Expiration Date: January, 2016*	3,300	6,600
Valeant Pharmaceuticals International, Inc., Exercise Price: $110.00, Expiration Date: January, 2016*	300	70,500

Total PURCHASED CALL OPTIONS (Premiums paid $5,399,247)		1,860,555

PURCHASED PUT OPTIONS — 0.01%
Cablevision Systems Corp., Exercise Price: $17.00, Expiration Date: January, 2016*	2,600	13,000
Darden Restaurants, Inc., Exercise Price: $57.50, Expiration Date: January, 2016*[3]	7,805	7,805

	Shares, Principal Amount, or Number of Contracts	Value
UnitedHealth Group, Inc., Exercise Price: $105.00, Expiration Date: January, 2016*	150	$2,100

Total PURCHASED PUT OPTIONS (Premiums paid $1,239,768)		22,905

TOTAL INVESTMENTS (Cost $205,528,764)	87.41%	203,187,026
Other Assets less Liabilities	12.59%	29,268,847

NET ASSETS	100.00%	$232,455,873

SECURITIES SOLD SHORT — (13.68)%
U.S. GOVERNMENT AND AGENCY SECURITIES — (2.75)%
United States Treasury Bond
3.13%, 8/15/44	$(4,200,000)	$(4,294,828)
3.00%, 11/15/44	(2,100,000)	(2,093,683)

		(6,388,511)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $7,179,266)		(6,388,511)

COMMON STOCK — (7.50)%
Auto Manufacturers — (0.42)%
Fiat Chrysler Automobiles NV (United Kingdom)*	(70,000)	(979,300)
Healthcare — Services — (1.05)%
Aetna, Inc.	(22,612)	(2,444,810)
Media — (3.54)%
Charter Communications, Inc., Class A*	(44,894)	(8,220,091)
Pharmaceuticals — (1.55)%
Teva Pharmaceutical Industries Ltd. ADR (Israel)	(55,000)	(3,610,200)
Semiconductors — (0.94)%
Lam Research Corp.	(27,500)	(2,184,050)

Total COMMON STOCK (Proceeds $17,364,427)		(17,438,451)

WRITTEN CALL OPTIONS — (0.11)%
Dynavax Technologies Corp., Exercise Price: $35.00, Expiration Date: February, 2016*	(1,700)	(246,500)

Total WRITTEN CALL OPTIONS (Premiums received $217,525)		(246,500)

Notes to Financial Statements are an integral part of this Schedule.

27

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2015

	Shares, Principal Amount, or Number of Contracts	Value
EXCHANGE-TRADED FUND — (3.32)%
Consumer Staples Select Sector SPDR Fund	(153,000)	$(7,724,970)

Total EXCHANGE-TRADED FUND (Proceeds $7,412,740)		(7,724,970)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $32,173,958)	(13.68)%	$(31,798,432)

*	Non-income producing security.
[1]	144A restricted security.
[2]	Security is in default.
[3]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by or under the direction of the Trust’s Board of Trustees.

Percentages are stated as a percent of net assets.

SWAP CONTRACTS

Total Return Swaps

Counterparty	Reference Index	Currency	Notional Amount	Pay/ Receive Total Return on Reference IndexA	Financing RateB	Maturity Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	Goldman Sachs Custom Biotech Index	USD	(125,499)	Receive	1-Month USD-LIBOR minus 1.55%	8/18/2020	$(40,536)

TOTAL TOTAL RETURN SWAPS							$(40,536)

A

If the Fund is paying a floating rate, the value of the total return of the reference index has increased. If the Fund is receiving a floating rate, the value of the total return the value of the total return of the reference index has decreased.

B	Financing rate is based upon predetermined notional amounts.

USD	— United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS

Sale Contracts	Settlement Date	Currency Amount Sold	Value At Settlement Date	Value At December 31, 2015	Unrealized Appreciation/ (Depreciation)
Euro	March 1, 2016	(4,000,000)	$(4,368,353)	$(4,353,936)	$14,416

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS			$(4,368,353)	$(4,353,936)	$14,416

Notes to Financial Statements are an integral part of this Schedule.

28

Statements of Assets and Liabilities

December 31, 2015

	Driehaus Active Income Fund	Driehaus Select Credit Fund	Driehaus Event Driven Fund
ASSETS:
Investment securities, at fair value (cost $2,836,948,306, $289,925,124 and $198,889,749, respectively)	$2,655,995,799	$238,059,493	$201,303,566
Purchased options contracts, at fair value (premiums paid $16,365,296, $4,805,363 and $6,639,015, respectively)	3,231,250	775,750	1,883,460
Purchased swaptions contracts, at fair value (premiums paid $2,099,545, $243,300 and $0, respectively)	2,673,633	316,230	—
Foreign currency, at fair value (cost $1,219,766, $1,006,006 and $0, respectively)	1,219,369	1,005,678	—
Unrealized appreciation on forward foreign currency contracts	1,346,526	333,068	14,416
Unrealized appreciation on open swap contracts	3,994,164	926,409	—
Premiums paid on open swap contracts	13,502,323	2,689,813	—
Cash	131,942,171	62,690,701	30,352,908
Collateral held at custodian for the benefit of brokers	360,374,539	40,538,217	34,527,972
Receivable for investment securities sold	43,478,518	13,199,315	3,678,670
Receivable for fund shares sold	4,216,875	1,202,340	227,712
Receivable for interest and dividends	24,721,368	2,867,569	465,749
Receivable for variation margin	—	53,361	—
Receivable from custodian	—	406,259	—
Prepaid expenses	57,513	26,045	22,228

TOTAL ASSETS	3,246,754,048	365,090,248	272,476,681

LIABILITIES:
Payable for investment securities sold short, at fair value (proceeds $310,767,023, $36,153,124 and $31,956,433, respectively)	275,916,094	29,874,854	31,551,932
Written options outstanding, at fair value (premiums received $12,518,350, $1,866,185 and $217,525, respectively)	1,151,904	191,500	246,500
Unrealized depreciation on open swap contracts	12,433,153	892,054	40,536
Unrealized depreciation on forward foreign currency contracts	790,843	189,762	—
Premiums received on open swap contracts	11,542,428	724,701	—
Payable for investment securities purchased	46,273,326	29,258,209	7,467,379
Payable for fund shares redeemed	17,670,562	2,142,383	299,851
Payable to affiliate	1,398,569	245,534	199,320
Payable for interest and dividends on securities sold short	2,010,766	359,915	57,710
Payable for variation margin	665,859	—	—
Accrued shareholder services plan fees	511,967	81,339	37,369
Accrued administration and accounting fees	88,997	24,958	13,970
Accrued expenses	306,670	181,173	106,241

TOTAL LIABILITIES	370,761,138	64,166,382	40,020,808

NET ASSETS	$2,875,992,910	$300,923,866	$232,455,873

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	288,992,706	37,053,503	23,592,924

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.95	$8.12	$9.85

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2015:
Paid-in-capital	3,301,664,028	$469,680,770	$258,573,925
Undistributed net investment income (loss)	27,682,736	1,254,922	6,946
Undistributed net realized gain (loss) on investments, options, swaptions, securities sold short, futures contracts, swap contracts, forward foreign currency contracts and foreign currency	(299,543,523)	(122,467,250)	(24,134,214)
Net unrealized appreciation (depreciation) on:
Investments	(180,952,507)	(51,865,631)	2,413,817
Purchased options contracts	(13,134,046)	(4,029,613)	(4,755,555)
Purchased swaptions contracts	574,088	72,930	—
Securities sold short	34,850,929	6,278,270	404,501
Written options contracts	11,366,446	1,674,685	(28,975)
Futures contracts	1,397,244	151,687	—
Swap contracts	(8,438,989)	34,355	(40,536)
Forward foreign currency contracts	555,683	143,306	14,416
Foreign currency	(397)	(328)	—
Foreign currency translations	(28,782)	(4,237)	1,548

NET ASSETS	$2,875,992,910	$300,923,866	$232,455,873

Notes to Financial Statements are an integral part of these Statements.

29

Statements of Operations

For the year ended December 31, 2015

	Driehaus Active Income Fund	Driehaus Select Credit Fund	Driehaus Event Driven Fund
INVESTMENT INCOME (LOSS):
Interest income (net of $16,945, $0 and $0 of non-reclaimable foreign taxes withheld, respectively)	$138,336,060	$35,415,032	$1,333,138
Dividend income (net of $0, $0 and $9,572 of non-reclaimable foreign taxes withheld, respectively)	28,192,752	3,186,881	3,846,349

Total investment income	166,528,812	38,601,913	5,179,487

Expenses:
Investment advisory fees	19,296,189	5,077,107	2,234,144
Shareholder services plan fees	5,231,979	1,255,289	387,633
Administration and fund accounting fees	1,177,100	403,694	156,395
Transfer agent fees and expenses	708,022	180,637	77,466
Reports to shareholders	223,741	70,143	82,178
Trustees’ fees	181,862	64,558	44,286
Custody fees	142,319	41,087	19,813
Legal fees	134,809	58,711	39,041
Federal and state registration fees	120,495	62,877	41,334
Audit and tax fees	62,170	62,175	62,175
Chief compliance officer fees	13,125	13,125	13,144
Interest on short positions	4,185,484	519,143	260,699
Dividends on short positions	3,746,637	771,636	442,390
Interest expense	1,496,880	221,277	261,824
Miscellaneous	216,775	100,007	40,670

Total expenses	36,937,587	8,901,466	4,163,192

Net investment income (loss)	129,591,225	29,700,447	1,016,295

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments	(3,315,488)	(75,656,383)	(17,661,138)
Purchased options contracts	(81,807,831)	(21,373,140)	(434,689)
Purchased swaptions contracts	(17,573,245)	(5,925,905)	(980,200)
Securities sold short	(686,473)	(124,785)	1,884,631
Written options contracts	73,058,564	27,023,904	906,675
Futures contracts	(9,462,761)	(5,702,439)	(1,067,658)
Swap contracts	(14,539,198)	(4,740,158)	(876,515)
Forward foreign currency contracts	3,283,553	9,663,370	322,004
Foreign currency	1,114,344	60,830	91,361

Total net realized gain (loss) on investments	(49,928,535)	(76,774,706)	(17,815,529)

Change in net unrealized appreciation (depreciation) on:
Investments	(172,578,198)	17,319,004	13,093,630
Purchased options contracts	(13,134,046)	(5,546,753)	(4,298,583)
Purchased swaptions contracts	3,174,573	1,301,498	980,078
Securities sold short	53,868,799	5,583,086	1,578,774
Written options contracts	11,366,446	860,835	(28,975)
Futures contracts	2,010,005	289,110	138,492
Swap contracts	10,294,889	1,395,993	154,811
Forward foreign currency contracts	378,995	(4,943,878)	3,648
Foreign currency	8,911	2,426	2,461
Foreign currency translations	(22,389)	25,349	2,478

Total change in net unrealized appreciation (depreciation) on investments	(104,632,015)	16,286,670	11,626,814

Net realized and unrealized gain (loss) on investments	(154,560,550)	(60,488,036)	(6,188,715)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(24,969,325)	$(30,787,589)	$(5,172,420)

Notes to Financial Statements are an integral part of these Statements.

30

(This page intentionally left blank)

31

Statements of Changes in Net Assets

	Driehaus Active Income Fund		Driehaus Select Credit Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income (loss)	$129,591,225	$115,910,036	$29,700,447	$39,313,241
Net realized gain (loss) on investments	(49,928,535)	(42,513,474)	(76,774,706)	(43,801,091)
Net change in unrealized appreciation (depreciation) on investments	(104,632,015)	(112,582,385)	16,286,670	(72,880,262)

Net increase (decrease) in net assets resulting from operations	(24,969,325)	(39,185,823)	(30,787,589)	(77,368,112)

Distributions:
Net investment income	(121,665,387)	(110,661,412)	(28,789,661)	(36,843,162)
Net capital gains	—	—	—	(3,723,776)

Total distributions	(121,665,387)	(110,661,412)	(28,789,661)	(40,566,938)

Capital share transactions:
Proceeds from shares sold	969,148,795	1,645,298,003	211,986,482	684,999,625
Reinvested distributions	62,836,403	54,829,331	19,994,716	25,753,542
Cost of shares redeemed	(1,992,144,093)	(2,175,296,465)	(671,187,778)	(816,545,648)

Net increase (decrease) from capital transactions	(960,158,895)	(475,169,131)	(439,206,580)	(105,792,481)

Total increase (decrease) in net assets	(1,106,793,607)	(625,016,366)	(498,783,830)	(223,727,531)

NET ASSETS:

Beginning of period	$3,982,786,517	$4,607,802,883	$799,707,696	$1,023,435,227

End of period	$2,875,992,910	$3,982,786,517	$300,923,866	$799,707,696

Undistributed net investment income (loss)	$27,682,736	$38,254,474	$1,254,922	$(1,580,237)

Capital share transactions in shares:
Shares sold	94,017,920	153,456,745	23,649,209	67,850,452
Reinvested distributions	6,120,243	5,163,250	2,231,124	2,690,795
Shares redeemed	(193,457,904)	(204,063,976)	(76,243,162)	(83,743,182)

Net increase (decrease)	(93,319,741)	(45,443,981)	(50,362,829)	(13,201,935)

Notes to Financial Statements are an integral part of these Statements.

32

Statements of Changes in Net Assets

Driehaus Event Driven Fund
Year Ended December 31, 2015	Year Ended December 31, 2014

$1,016,295	$(354,528)
(17,815,529)	(6,407,895)
11,626,814	(15,218,540)

(5,172,420)	(21,980,963)

(1,333,974)	—
—	(661,102)

(1,333,974)	(661,102)

158,435,485	313,193,192
1,116,574	612,519
(86,889,627)	(166,896,936)

72,662,432	146,908,775

66,156,038	124,266,710

$166,299,835	$42,033,125

$232,455,873	$166,299,835

$6,946	$19,689

15,452,822	28,570,565
107,673	60,466
(8,576,682)	(15,936,011)

6,983,813	12,695,020

Notes to Financial Statements are an integral part of these Statements.

33

Driehaus Active Income Fund

Financial Highlights

	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011
Net asset value, beginning of period	$10.42	$10.77	$10.67	$10.01	$11.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.27	0.30	0.44	0.48
Net realized and unrealized gain (loss) on investments	(0.49)	(0.36)	0.02	0.49	(1.09)

Total from investment operations	(0.11)	(0.09)	0.32	0.93	(0.61)

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.36)	(0.26)	(0.22)	(0.27)	(0.43)
Net realized gains	—	—	—	—	— †

Total distributions	(0.36)	(0.26)	(0.22)	(0.27)	(0.43)

Net asset value, end of period	$9.95	$10.42	$10.77	$10.67	$10.01

Total Return	(1.07)%	(0.87)%	2.99%	9.34%	(5.61)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$2,875,993	$3,982,787	$4,607,803	$2,867,021	$2,429,734
Ratio of total expenses to average net assets	1.05%[1]	1.05%[3]	1.14%[5]	1.31%[7]	1.01%[9]
Ratio of net investment income to average net assets	3.69%[2]	2.51%[4]	2.80%[6]	4.22%[8]	4.44%[10]
Portfolio turnover rate	76%	43%	48%	42%	55%

†	Represents less than $0.01 per share.

[1]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.78%.

[2]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 3.96%.

[3]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.77%.

[4]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 2.79%.

[5]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.79%.

[6]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 3.15%.

[7]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.91%.

[8]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.63%.

[9]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.88%.

[10]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.58%.

Notes to Financial Statements are an integral part of this Schedule.

34

Driehaus Select Credit Fund

Financial Highlights

	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011
Net asset value, beginning of period	$9.15	$10.17	$9.87	$9.57	$10.26

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.42	0.32	0.32	0.58	0.57
Net realized and unrealized gain (loss) on investments	(1.04)	(0.98)	0.33	0.21	(0.84)

Total from investment operations	(0.62)	(0.66)	0.65	0.79	(0.27)

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.41)	(0.32)	(0.31)	(0.49)	(0.42)
Net realized gain	—	(0.04)	(0.04)	—	—

Total distributions	(0.41)	(0.36)	(0.35)	(0.49)	(0.42)

Net asset value, end of period	$8.12	$9.15	$10.17	$9.87	$9.57

Total Return	(7.13)%	(6.56)%	6.62%	8.37%	(2.64)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$300,924	$799,708	$1,023,435	$325,123	$184,111
Ratio of total expenses to average net assets including waivers and recapture	1.40%[1]	1.32%[3]	1.81%[5]	1.69%[7]	1.87%[9]
Ratio of total expenses to average net assets before waivers and recapture	1.40%[1]	1.32%[3]	1.81%[5]	1.69%[7]	1.81%[9]
Ratio of net investment income to average net assets, including waivers and recapture	4.68%[2]	3.24%[4]	3.17%[6]	5.82%[8]	5.75%[10]
Ratio of net investment income to average net assets, before waivers and recapture	4.68%[2]	3.24%[4]	3.17%[6]	5.82%[8]	5.81%[10]
Portfolio turnover rate	77%	79%	54%	78%	64%

[1]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 1.16%.

[2]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets was 4.92%.

[3]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 1.12%.

[4]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets was 3.43%.

[5]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 1.13%.

[6]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets was 3.85%.

[7]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 1.23%.

[8]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets was 6.28%.

[9]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets, including recapture, was 1.43%. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets before recapture was 1.37%.

[10]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets, including recapture, was 6.20%. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets before recapture was 6.26%.

Notes to Financial Statements are an integral part of this Schedule.

35

Driehaus Event Driven Fund

Financial Highlights

	For the year ended December 31, 2015	For the year ended December 31, 2014	For the period August 26, 2013* through December 31, 2013
Net asset value, beginning of period	$10.01	$10.74	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.15)	(0.67)	1.09

Total from investment operations	(0.10)	(0.69)	1.03

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.06)	—	—
Net realized gains	—	(0.04)	(0.29)

Net asset value, end of period	$9.85	$10.01	$10.74

Total Return	(1.08)%	(6.35)%	10.35%[1]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$232,456	$166,300	$42,033
Ratio of total expenses to average net assets including waivers and recapture	1.86%[3]	1.80%[5]	3.00%[2,7]
Ratio of total expenses to average net assets before waivers and recapture	1.86%[3]	1.80%[5]	3.03%[2,7]
Ratio of net investment income (loss) to average net assets, including waivers and recapture	0.45%[4]	(0.17)%[6]	(1.75)%[2,8]
Ratio of net investment income (loss) to average net assets, before waivers and recapture	0.45%[4]	(0.17)%[6]	(1.78)%[2,8]
Portfolio turnover rate	400%	315%	104%[1]

*	Fund commenced operations on August 26, 2013.

[1]	Not annualized.

[2]	Annualized.

[3]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 1.43%.

[4]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets was 0.89%.

[5]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets, including recapture, was 1.35%. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets before recapture was 1.35%.

[6]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income (loss) to average net assets, including recapture, was 0.28%. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income (loss) to average net assets before recapture was 0.28%.

[7]

The ratio of expenses to average net assets includes dividends and interest on short positions. Excluding dividends and interest on short positions the ratio of expenses to average net assets, less waivers, was 2.00%. Excluding dividends and interest on short positions, the ratio of expenses to average net assets before waivers was 2.03%.

[8]

The ratio of net investment income to average net assets includes dividends and interest on short positions. Excluding dividends and interest on short positions, the ratio of net investment income (loss) to average net assets, less waivers, was (0.75)%. Excluding dividends and interest on short positions, the ratio of net investment income (loss) to average net assets before waivers was (0.78)%.

Notes to Financial Statements are an integral part of this Schedule.

36

Driehaus Mutual Funds

Notes to Financial Statements

A.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013 and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Active Income Fund was closed to new investors as of March 1, 2011. The Driehaus Select Credit Fund (the “Select Credit Fund”) commenced operations on September 30, 2010. The Select Credit Fund seeks to provide positive returns under a variety of market conditions. The Select Credit Fund was closed to new investors as of January 31, 2014. The Driehaus Event Driven Fund (the “Event Driven Fund” and together with the Active Income Fund and Select Credit Fund, the “Funds”) commenced operations on August 26, 2013, following the receipt of the assets and liabilities of the Driehaus Credit Opportunities Fund, L.P. The Event Driven Fund seeks to provide positive returns over full market cycles.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Securities traded on the Nasdaq markets are valued at the Nasdaq Official Closing Price (“NOCP”) and are generally classified as level 1. Exchange-traded securities for which no sale was reported and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures,

37

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices for active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. During the period ended December 31, 2015, there were no transfers between levels for the Active Income Fund, Select Credit Fund and Event Driven Fund. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of December 31, 2015:

Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$32,580,003	$—	$32,580,003
Bank Loans	—	695,999,367	—	695,999,367
Common Stocks
Auto Manufacturers	29,818,914	—	—	29,818,914
Commercial Services	91,600,972	—	—	91,600,972
Computers	78,298,320	—	—	78,298,320
Electric	13,159,217	—	—	13,159,217
Gas	18,696,330	—	—	18,696,330
Healthcare — Services	75,872,865	—	—	75,872,865
Insurance	27,684,900	—	—	27,684,900
Internet	32,908,690	—	—	32,908,690
Media	88,218,259	—	—	88,218,259
Metal Fabricate/Hardware	80,971,490	—	—	80,971,490
Oil & Gas Services	12,091,300	—	—	12,091,300
Packaging & Containers	6,931,169	—	—	6,931,169
Real Estate Investment Trusts	40,296,690	—	—	40,296,690
Retail	35,076,744	—	—	35,076,744
Semiconductors	22,538,750	—	—	22,538,750
Software	33,594,828	—	—	33,594,828
Convertible Corporate Bonds	—	62,371,885	—	62,371,885

38

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Assets (continued)	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks
Auto Manufacturers	$—	$5,902,750	$0	$5,902,750
Pharmaceuticals	—	23,907,922	—	23,907,922
Telecommunications	22,895,000	—	—	22,895,000
Corporate Bonds	—	1,025,300,864	0	1,025,300,864
Preferred Stocks
Banks	36,227,039	—	—	36,227,039
Telecommunications	—	43,626,308	—	43,626,308
Purchased Put Options	1,695,750	1,535,500	—	3,231,250
U.S. Government and Agency Securities	—	19,425,199	—	19,425,199
Warrants	24	—	—	24

Total	$748,577,251	$1,910,649,798	$0	$2,659,227,049

Liabilities
Common Stocks
Healthcare-Services	$(36,928,604)	$—	$—	$(36,928,604)
Media	(31,593,173)	—	—	(31,593,173)
Oil & Gas Services	(9,988,698)	—	—	(9,988,698)
Packaging & Containers	(5,659,111)	—	—	(5,659,111)
Pharmaceuticals	(17,450,394)	—	—	(17,450,394)
Retail	(11,226,736)	—	—	(11,226,736)
Semiconductors	(27,053,910)	—	—	(27,053,910)
Software	(4,407,331)	—	—	(4,407,331)
Telecommunications	(17,212,934)	—	—	(17,212,934)
Corporate Bonds	—	(75,187,100)	—	(75,187,100)
U.S. Government and Agency Securities	—	(39,208,103)	—	(39,208,103)
Written Call Options	—	(90,404)	—	(90,404)
Written Put Options	(1,020,000)	(41,500)	—	(1,061,500)

Total	$(162,540,891)	$(114,527,107)	$—	$(277,067,998)

Other Financial Instruments*
Credit Default Swaps — Assets	$—	$17,496,487	$—	$17,496,487
Credit Default Swaps — Liabilities	—	(23,975,581)	—	(23,975,581)
Forward Foreign Currency Contracts — Assets	—	1,346,526	—	1,346,526
Forward Foreign Currency Contracts — Liabilities	—	(790,843)	—	(790,843)
Futures Contracts	1,397,244	—	—	1,397,244
Interest Rate Swaptions	—	2,673,633	—	2,673,633

Total Other Financial Instruments	$1,397,244	$(3,249,778)	$—	$(1,852,534)

*	Other financial instruments are swap, forward foreign currency and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

39

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of December 31, 2014	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchase	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of December 31, 2015	$0

As of December 31, 2015, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0.

As of December 31, 2015, the Active Income Fund held Level 3 investments in Momentive Performance Materials, Inc. corporate bonds, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. Momentive filed for Chapter 11 bankruptcy and emerged in 2014. As a part of the ongoing restructuring of the company, the bankruptcy court assigned a zero recovery to these holdings, therefore the corporate bond was fair valued at $0.

The following is a summary of the inputs used to value the Select Credit Fund’s investments as of December 31, 2015:

Assets	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$51,100,643	$—	$51,100,643
Common Stocks
Airlines	737,997	—	—	737,997
Auto Manufacturers	3,174,626	—	—	3,174,626
Commercial Services	9,249,120	—	—	9,249,120
Computers	5,700,960	—	—	5,700,960
Diversified Financial Services	2,307,765	—	—	2,307,765
Electric	3,132,600	—	—	3,132,600
Entertainment	2,800,800	—	—	2,800,800
Gas	4,977,180	—	—	4,977,180
Healthcare — Services	8,182,635	—	—	8,182,635
Household Products/Wares	1,313,760	—	—	1,313,760
Internet	3,336,990	—	—	3,336,990
Media	7,467,569	—	—	7,467,569
Metal Fabricate/Hardware	4,709,803	—	—	4,709,803
Oil & Gas Services	1,753,700	—	—	1,753,700
Restaurants	6,637,186	—	—	6,637,186
Retail	5,660,184	—	—	5,660,184
Semiconductors	2,774,000	—	—	2,774,000
Software	3,710,700	—	—	3,710,700

40

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Assets (continued)	Level 1	Level 2	Level 3	Total
Convertible Corporate Bonds	$—	$39,600	$—	$39,600
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Corporate Bonds	—	105,959,436	0	105,959,436
Purchased Put Options	738,750	37,000	—	775,750
U.S. Government and Agency Securities	—	3,332,239	—	3,332,239

Total	$78,366,325	$160,468,918	$0	$238,835,243

Liabilities
Common Stocks
Healthcare — Services	$(4,414,631)	$—	$—	$(4,414,631)
Media	(2,674,176)	—	—	(2,674,176)
Oil & Gas Services	(1,448,742)	—	—	(1,448,742)
Retail	(1,776,600)	—	—	(1,776,600)
Semiconductors	(1,588,400)	—	—	(1,588,400)
Corporate Bonds	—	(15,878,622)	—	(15,878,622)
U.S. Government and Agency Securities	—	(2,093,683)	—	(2,093,683)
Written Put Options	(180,000)	(11,500)	—	(191,500)

Total	$(12,082,549)	$(17,983,805)	$—	$(30,066,354)

Other Financial Instruments*
Credit Default Swaps — Assets	$—	$3,616,222	$—	$3,616,222
Credit Default Swaps — Liabilities	—	(1,616,755)	—	(1,616,755)
Forward Foreign Currency Contracts — Asset	—	333,068	—	333,068
Forward Foreign Currency Contracts — Liability	—	(189,762)	—	(189,762)
Futures Contracts	151,687	—	—	151,687
Interest Rate Swaptions	—	316,230	—	316,230

Total Other Financial Instruments	$151,687	$2,459,003	$—	$2,610,690

*	Other financial instruments are swap, forward foreign currency, futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Select Credit Fund:

Investments, at Value
Balance as of December 31, 2014	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchase	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of December 31, 2015	$0

As of December 31, 2015, the Select Credit Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock and Momentive Performance Materials, Inc. corporate bonds, which were valued in the same manner as described above for the Active Income Fund.

41

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of December 31, 2015:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Biotechnology	$7,385,101	$—	$—	$7,385,101
Commercial Services	14,515,980	—	—	14,515,980
Computers	11,376,240	—	—	11,376,240
Electric	4,855,530	—	—	4,855,530
Entertainment	12,918,182	—	—	12,918,182
Food	18,590,200	—	—	18,590,200
Healthcare — Products	387,402	—	—	387,402
Healthcare — Services	4,819,770	—	—	4,819,770
Household Products/Wares	8,625,120	—	—	8,625,120
Insurance	3,448,470	—	—	3,448,470
Internet	1,342,740	—	—	1,342,740
Lodging	9,214,240	—	—	9,214,240
Media	44,304,161	—	—	44,304,161
Pharmaceuticals	23,082,213	—	—	23,082,213
Restaurants	5,307,072	—	—	5,307,072
Retail	4,610,861	—	—	4,610,861
Semiconductors	3,814,250	—	—	3,814,250
Software	4,181,900	—	—	4,181,900
Convertible Preferred Stocks
Auto Manufacturers	—	1,180,550	0	1,180,550
Pharmaceuticals	10,173,584	—	—	10,173,584
Corporate Bonds	—	7,170,000	—	7,170,000
Purchased Call Options	1,817,180	43,375	—	1,860,555
Purchased Put Options	2,100	20,805	—	22,905

Total	$194,772,296	$8,414,730	$0	$203,187,026

Liabilities
Common Stocks
Auto Manufacturers	$(979,300)	$—	$—	$(979,300)
Healthcare — Services	(2,444,810)	—	—	(2,444,810)
Media	(8,220,091)			(8,220,091)
Pharmaceuticals	(3,610,200)	—	—	(3,610,200)
Semiconductors	(2,184,050)	—	—	(2,184,050)
U.S. Government & Agency Securities	—	(6,388,511)	—	(6,388,511)
Written Call Options	(246,500)	—	—	(246,500)
Exchange-Traded Fund	(7,724,970)	—	—	(7,724,970)

Total	$(25,409,921)	$(6,388,511)	$—	$(31,798,432)

42

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Total Return Swap — Liabilities	$—	$(40,536)	$—	$(40,536)
Forward Foreign Currency Contracts — Asset	—	14,416	—	14,416

Total Other Financial Instruments	$—	$(26,120)	$—	$(26,120)

*	Other financial instruments are swap and forward foreign currency contracts, which are detailed in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:

Investments, at Value
Balance as of December 31, 2014	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchase	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of December 31, 2015	$0

As of December 31, 2015, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, which were valued in the same manner as described above for the Active Income Fund.

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security with the same security at current market value. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Collateral held at custodian for the benefit of brokers” on the Statements of Assets and Liabilities. Each Fund is obligated to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Funds on the Statements of Operations.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

The FASB’s “Accounting for Uncertainty in Income Taxes” (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of the Tax Statement and all of the uncertain tax positions and has determined that no liability is required to be recorded in the financial statements as of December 31, 2015. The Funds file tax returns with the U.S. Internal Revenue Service and various states. Taxable years ending 2015, 2014, 2013 and 2012 remain subject to examination by taxing authorities.

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a fund that may be carried forward and applied against future net realized gains. On December 22, 2010, the Regulated

43

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and were required to be carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

At December 31, 2015, gross unrealized appreciation and depreciation on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Select Credit Fund	Event Driven Fund
Cost of investments	$2,871,366,432	$295,368,289	$206,578,138

Gross unrealized appreciation	$25,195,796	$1,952,065	$5,999,399
Gross unrealized depreciation	(237,335,179)	(58,485,111)	(9,390,511)

Net unrealized appreciation (depreciation) on investments	$(212,139,383)	$(56,533,046)	$(3,391,112)

The difference between cost amounts for financial statement and Federal income tax purposes is due primarily to the tax deferral of losses on wash sales.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

For the year ended December 31, 2015, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to the differing tax treatment of income from paydowns and swaps, return of capital and capital gain distributions on real estate investment trusts and regulated investment companies, net operating losses and foreign currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

	Active Income Fund	Select Credit Fund	Event Driven Fund
Paid-in capital	$9,000,001	$(2,448)	$9,334
Undistributed net investment income (loss)	(18,767,576)	1,924,373	304,936
Undistributed net realized gain (loss) on investments, futures, swap contracts and foreign currency	9,767,575	(1,921,925)	(314,270)

The tax character of distributions paid were as follows:

Active Income Fund
Distributions paid from:	January 1, 2015 to December 31, 2015	January 1, 2014 to December 31, 2014
Ordinary income	$121,665,387	$110,661,412

Total distributions paid	$121,665,387	$110,661,412

Select Credit Fund
Distributions paid from:	January 1, 2015 to December 31, 2015	January 1, 2014 to December 31, 2014
Ordinary income	$28,789,661	$40,566,938

Total distributions paid	$28,789,661	$40,566,938

44

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Event Driven Fund
Distributions paid from:	January 1, 2015 to December 31, 2015	January 1, 2014 to December 31, 2014
Ordinary income	$1,333,974	$638,265
Long-term capital gains	—	22,837

Total distributions paid	$1,333,974	$661,102

As of December 31, 2015, the components of accumulated earnings (deficit) were as follows:

	Active Income Fund	Select Credit Fund	Event Driven Fund
Undistributed ordinary income	$19,799,430	$1,432,583	$—
Undistributed long-term capital gains	—	—	—

Accumulated earnings	19,799,430	1,432,583	—
Accumulated capital and other losses	(280,929,758)	(121,849,327)	(23,104,014)
Unrealized appreciation (depreciation)	(212,139,383)	(56,533,046)	(3,391,112)

Total accumulated earnings (deficit)	$(473,269,711)	$(176,949,790)	$(26,495,126)

As of December 31, 2015, the Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations:

	Not Subject to Expiration
	Short-Term	Long-Term
Active Income Fund	$225,485,388	$55,444,370
Select Credit Fund	69,201,895	52,647,432
Event Driven Fund	15,832,149	7,252,691

Qualified late-year losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ following taxable year. As of December 31, 2015, the Funds had the following qualified late-year ordinary losses:

Late-Year Ordinary Losses
Active Income Fund	$—
Select Credit Fund	—
Event Driven Fund	19,174

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Active Income Fund, Select Credit Fund and Event Driven Fund held portfolio hedges as of December 31, 2015 as disclosed in the Schedule of Investments.

45

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Other

The Trust records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At December 31, 2015, the Active Income Fund, Select Credit Fund and Event Driven Fund had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At December 31, 2015, the Funds had no such outstanding senior loan participation commitments.

B.  INVESTMENTS IN DERIVATIVES

Swap Contracts

The Funds are subject to credit risk, volatility risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds may engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. In addition to the swap contracts described above, the Funds may also engage in credit default swaps, which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy).

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

46

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Total return swap contracts are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at December 31, 2015 for the Active Income Fund, Select Credit Fund and Event Driven Fund was 80,000,000 Euros, 30,000,000 Euros and $0, respectively.

Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of December 31, 2015, the Funds had outstanding swap contracts as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the

47

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contract against default. As of December 31, 2015, the Active Income Fund and Select Credit Fund had outstanding futures contracts as listed in the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities. The Event Driven Fund had no outstanding futures contracts at December 31, 2015.

Options Contracts

The Funds may use options contracts to hedge downside risk on their fixed income holdings, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The premium amount and the number of option contracts written by the Active Income Fund for the year ended December 31, 2015, were as follows:

Active Income Fund	Number of Contracts	Premium Amount
Options outstanding at December 31, 2014	—	$—
Options written	131,375	100,773,609
Options closed	(38,147)	(59,216,985)
Options expired	(22,526)	(28,913,759)
Options exercised	(1,577)	(124,515)

Options outstanding at December 31, 2015	69,125	$12,518,350

The premium amount and the number of option contracts written by the Select Credit Fund for the year ended December 31, 2015, were as follows:

Select Credit Fund	Number of Contracts	Premium Amount
Options outstanding at December 31, 2014	10,320	$829,949
Options written	34,090	41,670,323
Options closed	(19,340)	(34,622,996)
Options expired	(12,670)	(6,011,091)

Options outstanding at December 31, 2015	12,400	$1,866,185

48

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The premium amount and the number of option contracts written by the Event Driven Fund for the year ended December 31, 2015, were as follows:

Event Driven Fund	Number of Contracts	Premium Amount
Options outstanding at December 31, 2014	—	$—
Options written	8,394	1,464,452
Options closed	(2,680)	(817,484)
Options expired	(2,014)	(289,826)
Options exercised	(2,000)	(139,617)

Options outstanding at December 31, 2015	1,700	$217,525

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2015, the Funds had outstanding options as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. As of December 31, 2015, the Active Income Fund and Select Credit Fund had outstanding swaptions as listed on the Schedule of Investments. The Event Driven Fund had no outstanding swaptions at December 31, 2015.

Forward Foreign Currency Contracts

The Funds may use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of December 31, 2015, the Funds had forward foreign currency contracts as listed in the Schedule of Investments.

49

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Active Income Fund’s derivative contracts by primary risk exposure as of December 31, 2015:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized appreciation on open swap contracts	$3,994,164
Currency contracts	Unrealized appreciation on forward foreign currency contracts	1,346,526
Equity contracts	Purchased options, at fair value	3,231,250
Interest rate contracts	Purchased swaptions, at fair value	2,673,633
Interest rate contracts	N/A*	1,397,244

Total		$12,642,817

	Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized depreciation on open swap contracts	$12,433,153
Currency contracts	Unrealized depreciation on forward foreign currency contracts	790,843
Equity contracts	Written options, at fair value	1,151,904

Total		$14,375,900

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments. Only current day’s variation margin is reported in the Statement of Assets and Liabilities

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Select Credit Fund’s derivative contracts by primary risk exposure as of December 31, 2015:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized appreciation on open swap contracts	$926,409
Equity contracts	Purchased options, at fair value	775,750
Currency contracts	Unrealized appreciation on forward foreign currency contracts	333,068
Interest rate contracts	Purchased swaptions, at fair value	316,230
Interest rate contracts	N/A*	151,687

Total		$2,503,144

50

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

	Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized depreciation on open swap contracts	$892,054
Currency contracts	Unrealized depreciation on forward foreign currency contracts	189,762
Equity contracts	Written options, at fair value	191,500

Total		$1,273,316

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments. Only current day’s variation margin is reported in the Statement of Assets and Liabilities

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Event Driven Fund’s derivative contracts by primary risk exposure as of December 31, 2015:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Currency contracts	Unrealized appreciation on forward foreign currency contracts	$14,416
Equity contracts	Purchased options, at fair value	1,883,460

Total		$1,897,876

	Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Equity contracts	Unrealized depreciation on open swap contracts	$40,536
Equity contracts	Written options, at fair value	246,500

Total		$287,036

The following table sets forth the Active Income Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the year ended December 31, 2015:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Credit contracts	Commodity contracts	Currency contracts	Equity contracts	Interest rate contracts	Total
Purchased options contracts	$—	$284,028	$—	$(82,091,859)	$—	$(81,807,831)
Purchased swaptions contracts	—	—	—	—	(17,573,245)	(17,573,245)
Written options contracts	—	358,883	—	72,699,681	—	73,058,564
Forward foreign currency contracts	—	—	3,283,553	—	—	3,283,553
Futures contracts	—	—	—	—	(9,462,761)	(9,462,761)
Swap contracts	(14,539,198)	—	—	—	—	(14,539,198)

Total	$(14,539,198)	$642,911	$3,283,553	$(9,392,178)	$(27,036,006)	$(47,040,918)

51

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Select Credit Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the year ended December 31, 2015:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Credit contracts	Commodity contracts	Currency contracts	Equity contracts	Interest rate contracts	Total
Purchased options contracts	$—	$1,671,445	$—	$(23,044,585)	$—	$(21,373,140)
Purchased swaption contracts	—	—	—	—	(5,925,905)	(5,925,905)
Written options contracts	—	209,803	—	26,814,101	—	27,023,904
Forward foreign currency contracts	—	—	9,663,370	—	—	9,663,370
Futures contracts	—	—	—	—	(5,702,439)	(5,702,439)
Swap contracts	(4,740,158)	—	—	—	—	(4,740,158)

Total	$(4,740,158)	$1,881,248	$9,663,370	$3,769,516	$(11,628,344)	$(1,054,368)

The following table sets forth the Event Driven Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the year ended December 31, 2015:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Credit contracts	Currency contracts	Equity contracts	Interest rate contracts	Total
Purchased options contracts	$—	$—	$(434,689)	$—	$(434,689)
Purchased swaption contracts	—	—	—	(980,200)	(980,200)
Written options contracts	—	—	906,675	—	906,675
Forward foreign currency contract	—	322,004	—	—	322,004
Futures contracts	—	—	(1,067,658)	—	(1,067,658)
Swap contracts	(715,965)	—	(160,550)	—	(876,515)

Total	$(715,965)	$322,004	$(756,222)	$(980,200)	$(2,130,383)

The following table sets forth the Active Income Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the year ended December 31, 2015:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Credit contracts	Equity contracts	Currency contracts	Interest rate contracts	Total
Purchased options contracts	$—	$(13,134,046)	$—	$—	$(13,134,046)
Purchased swaption contracts	—	—	—	3,174,573	3,174,573
Written options contracts	—	11,366,446	—	—	11,366,446
Futures contracts	—	—	—	2,010,005	2,010,005
Swap contracts	10,294,889	—	—	—	10,294,889
Forward foreign currency contracts	—	—	378,995	—	378,995

Total	$10,294,889	$(1,767,600)	$378,995	$5,184,578	$14,090,862

52

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The gross notional amount and the number of contracts for the Active Income Fund as of December 31, 2015 are included on the Schedule of Investments. The fair value of such contracts at December 31, 2015 is set forth in the table below.

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Options Contracts — Purchased	number of contracts	16,997
Options Contracts — Written	number of contracts	(32,742)
Futures Contracts — Short	number of contracts	(3,127)
Swap Contracts	gross notional amount	$320,460,200
Swaptions Contracts — Purchased	gross notional amount	$410,199,930
Forward Contracts — Long	fair value	$18,343,763
Forward Contracts — Short	fair value	$(59,531,313)

The following table sets forth the Select Credit Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the year ended December 31, 2015:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Credit contracts	Equity contracts	Interest rate contracts	Currency contracts	Total
Purchased options contracts	$—	$(5,546,753)	$—	$—	$(5,546,753)
Purchased swaptions contracts	—	—	1,301,498	—	1,301,498
Written options contracts	—	860,835	—	—	860,835
Forward foreign currency contracts	—	—	—	(4,943,878)	(4,943,878)
Futures contracts	—	9,337	279,773	—	289,110
Swap contracts	1,395,993	—	—	—	1,395,993

Total	$1,395,993	$(4,676,581)	$1,581,271	$(4,943,878)	$(6,643,195)

The gross notional amount and the number of contracts for the Select Credit Fund as of December 31, 2015 are included on the Schedule of Investments. The fair value of such contracts at December 31, 2015 is set forth in the table below.

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Options Contracts — Purchased	number of contracts	12,210
Options Contracts — Written	number of contracts	(7,524)
Futures Contracts — Short	number of contracts	(1,029)
Swap Contracts	gross notional amount	$73,342,400
Swaptions Contracts — Purchased	gross notional amount	$131,200,070
Forward Contracts — Long	fair value	$5,521,632
Forward Contracts — Short	fair value	$(48,464,008)

The following table sets forth the Event Driven Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the year ended December 31, 2015:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Credit contracts	Equity contracts	Currency contracts	Interest rate contracts	Total
Purchased options contracts	$—	$(4,298,583)	$—	$—	$(4,298,583)
Purchased swaptions contracts	—	—	—	980,078	980,078
Written options contracts	—	(28,975)	—	—	(28,975)
Futures contracts	—	138,492	—	—	138,492
Swap contracts	195,347	(40,536)	—	—	154,811
Forward foreign currency contracts	—	—	3,648	—	3,648

Total	$195,347	$(4,229,602)	$3,648	$980,078	$(3,050,529)

53

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The gross notional amount and the number of contracts for the Event Driven Fund as of December 31, 2015 are included on the Schedule of Investments. The fair value of such contracts at December 31, 2015 is set forth in the table below.

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Options Contracts — Purchased	number of contracts	30,742
Options Contracts — Written	number of contracts	(516)
Futures Contracts — Short	number of contracts	(91)
Swap Contracts	gross notional amount	$16,938,053
Swaptions Contracts — Purchased	gross notional amount	$11,600,000
Forward Contracts — Long	fair value	$686,824
Forward Contracts — Short	fair value	$(7,364,991)

Disclosures about Offsetting Assets and Liabilities

Each Fund is subject to the FASB’s “Disclosures about Offsetting Assets and Liabilities,” which requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

For financial reporting purposes, the Funds do not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Statements of Assets and Liabilities.

The following table presents the Active Income Fund’s derivative assets by type, net of amounts available for offset under a MNA and net of the related collateral received by the Active Income Fund as of December 31, 2015:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount[1]
Unrealized appreciation on open swap contracts	$3,994,164	$(2,971,362)	$—	$1,022,802

The following table presents the Active Income Fund’s derivative liabilities by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Active Income Fund as of December 31, 2015:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Unrealized depreciation on open swap contracts	$12,433,153	$(2,971,362)	$(9,461,791)	$—
Unrealized depreciation on forward foreign currency contracts	790,843	—	(790,843)	—
Written options, at fair value	1,151,904	—	(1,151,904)	—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable to the counterparty in the event of default.

The following table presents the Select Credit Fund’s derivative assets by type, net of amounts available for offset under a MNA and net of the related collateral received by the Select Credit Fund as of December 31, 2015:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount[1]
Unrealized appreciation on open swap contracts	$926,409	$(226,835)	$—	$699,574

54

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table presents the Select Credit Fund’s derivative liabilities by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Select Credit Fund as of December 31, 2015:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Unrealized depreciation on open swap contracts	$892,054	$(226,835)	$(665,219)	$—
Written options, at fair value	191,500	—	(191,500)	—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable to the counterparty in the event of default.

The following table presents the Event Driven Fund’s derivative liabilities by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Event Driven Fund as of December 31, 2015:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[1]
Unrealized depreciation on open swap contracts	$40,536	$—	$(40,536)	$—
Written options, at fair value	246,500	—	(246,500)	—

[1]	Net amount represents the net amount payable to the counterparty in the event of default.

C.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, an Interested Trustee of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, the Funds pay the Adviser an annual management fee on a monthly basis of 0.55%, 0.80% and 1.00% of average daily net assets, respectively, for the Active Income Fund, Select Credit Fund and Event Driven Fund.

DCM has entered into a written agreement to cap the Event Driven Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses) at 2.00% of average daily net assets until at least August 25, 2016. For this same time period, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Event Driven Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2015, the Event Driven Fund did not have any fees waived by DCM and as of December 31, 2015, there are no amounts subject to recapture.

The Active Income Fund incurred $19,296,189 for investment advisory fees during the year ended December 31, 2015, of which $1,398,569 was payable to DCM at December 31, 2015. The Select Credit Fund incurred $5,077,107 for investment advisory fees during the year ended December 31, 2015, and $245,534 was payable to DCM at December 31, 2015. The Event Driven Fund incurred $2,234,144 for investment advisory fees during the year ended December 31, 2015, and $199,320 was payable to DCM at December 31, 2015.

DS LLC is the Funds’ distributor. DS LLC does not earn any compensation from the Funds for these services. DS LLC has entered into a Fee Reimbursement Agreement (“Agreement”) with each of the Funds. Under these agreements, the Funds reimburse DS LLC for certain fees paid by DS LLC to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Funds. Currently, the amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. The amounts

55

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

incurred and payable to DS LLC under the Agreement during the year ended December 31, 2015 are as follows:

Fund	Shareholder services plan fees	Accrued shareholder services plan fees
Active Income Fund	$5,176,600	$511,967
Select Credit Fund	1,252,113	81,339
Event Driven Fund	387,633	37,369

Also included in shareholders services plan fees on the Statement of Operations are $55,379 and $3,176 for the Active Income Fund and Select Credit Fund, respectively, which are attributable to an unaffiliated party.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Funds during the period January 1, 2015 through December 31, 2015. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statement of Operations.

UMB Fund Services, Inc. (“UMBFS”), an affiliate of UMB Financial Corporation, serves as the Funds’ administrative and accounting agent. In compensation for these services, UMBFS earns the larger of a monthly minimum fee or a monthly fee based upon each Fund’s average daily net assets. UMBFS also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, UMBFS earns a monthly fee based in part on shareholder processing activity during the month.

D.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding swaps, options, futures, short-term securities and U.S. government obligations) for the Active Income Fund, Select Credit Fund and Event Driven Fund for the year ended December 31, 2015, were as follows:

Active Income Fund		Select Credit Fund		Event Driven Fund
Purchases	$2,371,692,696	Purchases	$408,537,668	Purchases	$823,129,427
Sales	$2,941,256,286	Sales	$801,580,591	Sales	$751,294,384

The aggregate purchases and sales of U.S. government obligations for the Active Income Fund, Select Credit Fund and Event Driven Fund for the year ended December 31, 2015, were as follows:

Active Income Fund		Select Credit Fund		Event Driven Fund
Purchases	$19,483,127	Purchases	$3,437,620	Purchases	$—
Sales	$—	Sales	$—	Sales	$—

E.  RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2015, the Funds held restricted securities as denoted on the Schedule of Investments.

F.  LINE OF CREDIT

Active Income Fund, Select Credit Fund and Event Driven Fund have, together with certain other funds in the Trust, obtained a committed line of credit in the amount of $50,000,000. The line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%, or 1.75%, whichever is greater. At December 31, 2015 the Funds had no outstanding borrowings under the line of credit.

56

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

G.  SUBSEQUENT EVENTS

Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements. There are no subsequent events that require recognition or disclosure in the financial statements.

57

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Driehaus Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Driehaus Active Income Fund, Driehaus Select Credit Fund, and Driehaus Event Driven Fund (collectively, the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds noted above at December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 23, 2016

58

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust as of January 1, 2016:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	8	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser. President of the Trust from 1996-2011.	None
Independent Trustees:
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chairman	Since 1996 Since 2014	8	Retired; President of Ludan, Inc. (real estate services specializing in senior housing) from April 2008 to December 2014.	None
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	8	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present.	Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc., 2008- 2010; Advisory Board of the Trust, 2011-2012.
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	8	Relationship Manager, Great Lakes Advisors, Inc. since February 2008.	None
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	8	Private Investor since September 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Independent Trustee, Metropolitan Series Fund, Inc. since May 2009; Advisory Board of the Trust, 2011-2012.
Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	8	Retired; Partner, Portfolio Manager, Director of High Yield and Convertible Securities, Lord Abbett & Co.; 35 years professional investment experience, 1980-2014.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

59

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Senior Vice President of the Trust from 2006-2011.
Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor from 2004-2012.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012.
Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012; Compliance Officer, Pacific Investment Management Company LLC and PIMCO Investments LLC from 2010-2011; Senior Compliance Analyst of the Adviser and Distributor from 2007-2010.
William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Secretary	Since 2015	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2010; Assistant Vice President and Manager, PNC from 2008-2010.
Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010.
Christine V. Mason 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1956	Assistant Secretary	Since 2015	Senior Specialist, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2013; Senior Paralegal, Foreside Funds Distributors LLC (formerly BNY Mellon Distributors Inc.) from 2004-2013.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-877-779-0079.

60

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2015.

Actual Expenses

The first line of the table below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus Active Income Fund

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Six Months Ended December 31, 2015*
Actual	$1,000.00	$975.20	$5.78
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,019.35	$5.90

Driehaus Select Credit Fund

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Six Months Ended December 31, 2015*
Actual	$1,000.00	$911.00	$7.75
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.09	$8.19

61

Fund Expense Examples — (Continued)

Driehaus Event Driven Fund

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Six Months Ended December 31, 2015*
Actual	$1,000.00	$951.70	$9.74
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,015.21	$10.06

*	Expenses are equal to the Funds’ annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

Driehaus Active Income Fund	1.16%
Driehaus Select Credit Fund	1.61%
Driehaus Event Driven Fund	1.98%

62

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2015

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Active Income Fund	Select Credit Fund	Event Driven Fund
21.71%	8.76%	100%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Active Income Fund	Select Credit Fund	Event Driven Fund
21.75%	8.80%	100%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available, without charge, upon request, by calling 1-877-779-0079. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2015 is available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Funds’ website at http://www.driehaus.com.

63

Board Considerations in Connection with the Annual Review of the

Investment Advisory Agreement

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Active Income Fund (“LCMAX”), Driehaus Select Credit Fund (“DRSLX”) and Driehaus Event Driven Fund (“DEVDX”) (LCMAX, DRSLX and DEVDX are each a “Fund” and collectively, the “Funds”) on September 22, 2015 for an additional one-year term ending September 30, 2016. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel on September 17, 2015 to review the materials provided in response to their request and identified areas for further response by Fund management. Following receipt of further responses from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund for an extended period or since inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

The Board reviewed LCMAX’s performance, comparing it to the peer group of alternative credit focus funds compiled from Lipper Fund Data, an independent provider of mutual fund data that is a service of Thomson Reuters Corporation (“Lipper”), and to two benchmark indices for the year-to-date and 1-, 3- and 5-year periods ended June 30, 2015. The Board also received updated performance information through August 31, 2015. The Board noted the Adviser’s statement that there are limitations in comparing the performance of LCMAX to a peer group which consists of a broad collection of funds that may differ significantly by objective and portfolio characteristics. The Board considered that, although LCMAX underperformed the median of its peer group for the 3- and 5-year periods, it outperformed the median of its peer group for the year-to-date and 1-year periods and one of its benchmark indices, the Citigroup 3-Month T-Bill Index, for the year-to-date and 3- and 5-year periods. The Board also noted that, while LCMAX underperformed its other benchmark index, the Barclays Capital U.S. Aggregate Bond Index (“Barclays Index”), for the 1- and 5-year periods, LCMAX outperformed the Barclays Index for the 3-year period and had met its volatility objective of being less volatile than the Barclays Index. The Board also noted the significant level of assets retained in the Fund by existing shareholders, despite outflows in the industry category, reflecting their continuing satisfaction with the Fund, which has been closed to new investors because of capacity constraints.

The Board reviewed DRSLX’s performance, comparing it to the alternative credit focus funds peer group compiled from Lipper, and to two benchmark indices for the year-to-date and 1- and 3-year periods ended June 30, 2015 (the Fund’s inception date was September 30, 2010). The Board considered the Adviser’s statement regarding the limitations of the peer group. The Board noted that, although DRSLX’s performance was below the median of its peer group for the 1- and 3-year periods, performance was in the top quartile for the year-to-date period. The Board also noted that the Fund had outperformed one of its benchmark indices, the Citigroup 3-Month T-Bill Index, for the year-to-date and 3-year periods and underperformed the other benchmark index, the BofA Merrill Lynch US High Yield Index (“BofA Index”), for all periods reviewed. The Board noted that DRSLX had met its volatility objective of being less volatile than the BofA Index.

64

The Board also reviewed DEVDX’s performance, comparing it to a peer group of alternative event driven funds compiled from Lipper and to two benchmark indices for the year-to-date and 1-year periods ended June 30, 2015 (the Fund’s inception date was August 26, 2013). The Board noted that the Fund’s performance was in the top decile of the peer group for the year-to-date period and below the median of the peer group for the 1-year period. The Board also noted that DEVDX underperformed both of its benchmark indices, the S&P 500 Index and the Citigroup 3-Month T-Bill Index, for the 1-year period, but considered that DEVDX had met its volatility objective.

The Board considered whether investment results for LCMAX, DRSLX and DEVDX, were consistent with each Fund’s investment objective and policies. The Board concluded that performance was satisfactory.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser continue to be satisfactory.

Fees.    The Board considered the Funds’ advisory fees, operating expenses and total expense ratios, and compared the advisory fees and expense ratios to peer groups based on data compiled from Lipper as of the fiscal year end of each fund in the peer groups. The Board noted certain limitations in comparing the fees and expense ratios of LCMAX and DRSLX to the peer group of funds designated by Lipper (the alternative credit focus funds peer group), as noted above. The Board noted that LCMAX’s annual advisory fee rate of .55% is in the 23rd percentile of the actual fees of its peer group (1st percentile being the highest fee), DRSLX’s advisory fee rate of .80% was in the 11th percentile of the actual fees of its peer group, and DEVDX’s advisory fee rate of 1.00% is in the 34th percentile of the actual fees of its peer group. In considering the reasonableness of the advisory fees, the Board took into account the substantial human and technological resources devoted to investing for the Funds and the limited capacity of the investment styles, noting that LCMAX and DRSLX are currently closed to new investors.

The Board also considered that for the fiscal year ended December 31, 2014, LCMAX and DRSLX’s expense ratios (excluding dividends and interest on short sales) were in the 85th and 58th percentile of their peer group, respectively. The Board noted that DEVDX’s expense ratio of 1.38% (excluding dividends and interest on short sales) for the six months ended June 30, 2015, was in the 70th percentile. The Board considered that the Adviser has agreed to reimburse DEVDX for any expenses in excess of 2.00% of average daily net assets (excluding interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs and extraordinary expenses) through August 25, 2016. The Board noted that the Adviser does not manage other accounts that are similar to the Funds. On the basis of the information provided, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding the revenues received by the Adviser under the Agreement and discussed the methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of each Fund. The Board noted that LCMAX and DRSLX are currently closed to new investors in order to maintain assets at a level that the Adviser feels is prudent, which limits these Funds’ profitability to the Adviser. The Board also noted that the Funds do not have a Rule 12b-1 fee and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation, that DS LLC provides compensation to intermediaries for distribution of the Funds’ shares and for shareholder services, and that DS LLC is reimbursed by the Funds under a Shareholder Services Plan for certain amounts paid for shareholder services covered under the Plan. The Board concluded that, based on the projected profitability calculated for the Trust as well as the Funds individually (noting that DEVDX was expected to be operated at a loss), the advisory fees appeared to be reasonable.

Economies of Scale.    In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. Given the capacity constraints of LCMAX and DRSLX and the current size of DEVDX, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board noted that payments to DS LLC under a Shareholder Services Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board noted that there are no benefits to the Adviser related to soft dollar allocations for LCMAX or DRSLX and that the soft dollar amounts for DEVDX were limited during this period. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

65

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executive and Financial Officers was filed as Exhibit 12(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, Accession Number 0001193125-12-093739, on March 2, 2012, and is incorporated herein by reference.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has designated Dawn M. Vroegop as an audit committee financial expert. Ms. Vroegop is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2015 and 2014, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $348,000 and $343,000, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2015 and 2014, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.

For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”), or Driehaus Securities LLC, the registrant’s distributor (“DS”), entered into with E&Y for fiscal years 2015 and 2014, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting, except for the issuance of a consent in connection with the filing of a Form N-14 in 2014 for the registrant, for which E&Y billed DCM $10,500. This engagement was pre-approved by the registrant’s Audit Committee.

(c)	Tax Fees

For the fiscal years ended December 31, 2015 and 2014, E&Y billed the registrant $68,995 and $75,961, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements and analysis related to passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.

For fiscal years 2015 and 2014, E&Y provided no tax services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(d)	All Other Fees

For the fiscal years ended December 31, 2015 and 2014, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.

For fiscal years 2015 and 2014, E&Y provided no other services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for such engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2015 and 2014, E&Y billed the registrant $68,995 and $75,961, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2015 and 2014, E&Y billed DCM or DS $0 and $0, respectively, in aggregate non-audit fees.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2, filed as Exhibit 12(a)(1) to the Registrant’s Form N-CSR, filed on March 2, 2012 (Accession No. 0001193125-12-093738) incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title) *	/s/ Robert H. Gordon
Robert H. Gordon, President (principal executive officer)

Date March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) *	/s/ Robert H. Gordon
Robert H. Gordon, President (principal executive officer)

Date March 4, 2016

By (Signature and Title) *	/s/ Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer (principal financial officer)

Date March 4, 2016

*	Print the name and title of each signing officer under his or her signature.